As filed with the Securities and Exchange Commission on April 30, 2003



                                File No.333-32531

                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                    [ ] Pre-Effective Amendment No.

                    [X] Post-Effective Amendment No. 9


                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                    [X] Amendment No. 4

                        (Check appropriate box or boxes)


                AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
                           (Exact Name of Registrant)

                   AMERICAN UNITED LIFE INSURANCE COMPANY(R)
                              (Name of Depositor)

                              One American Square
                          Indianapolis, Indiana 46282
         (Address of Depositor's Principal Executive Office)(Zip Code)

                                 (317)285-1869
              (Depositor's Telephone Number, including Area Code)

                              John C. Swhear, Esq.
                                 Senior Counsel
                   American United Life Insurance Company(R)
                              One American Square
                          Indianapolis, Indiana 46282
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (Check appropriate Space)



_____     immediately upon filing pursuant to paragraph (b) of Rule 485


  X       on  May 1, 2003     pursuant to paragraph (b) of Rule 485
_____        ----------------


_____     60 days after filing pursuant to paragraph (a)(1) of Rule 485

_____     on (date) pursuant to paragraph (a)(1) of Rule 485

_____ this post-effective amendment designates a new effective date for a previously filed amendment.

                                   PROSPECTUS

                AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY


                    American United Life Insurance Company(R)
                       One American Square, P.O. Box 7127
                        Indianapolis, Indiana 46206-7127


This Prospectus describes a individual flexible premium adjustable variable life insurance policy (the "Policy") offered by American United Life Insurance Company(R) ("AUL," "we," "us" or "our") subject to approval in individual states. AUL designed the Policy to provide insurance protection on the Insured (or Insureds if you choose the Last Survivor Rider) named in the Policy. The Policy also provides you with the flexibility to vary the amount and timing of premium payments and to change the amount of death benefits payable under the Policy. This flexibility allows you to provide for your changing insurance needs under a single insurance Policy.

You also have the opportunity to allocate Net Premiums and Account Value to one or more Investment Accounts of the AUL American Individual Variable Life Unit Trust (the "Separate Account") and to AUL's general account (the "Fixed Account"), within limits. This Prospectus generally describes only that portion of the Account Value allocated to the Separate Account. For a brief summary of the Fixed Account, see "Fixed Account." AUL invests the assets of each Investment Account in a corresponding mutual fund portfolio (each, a "Portfolio"). The investment advisors shown below manage each Fund and its Portfolio(s).


Fund/Investment Advisor                            Investment Account and Corresponding Mutual Fund Portfolio
-----------------------                            ----------------------------------------------------------

OneAmerica Funds, Inc.                             OneAmerica Asset Director Portfolio
  American United Life Insurance Company(R)        OneAmerica Investment Grade Bond Portfolio
                                                   OneAmerica Money Market Portfolio
                                                   OneAmerica Value Portfolio

Alger American Fund                                Alger American Growth Portfolio
   Fred Alger Management, Inc.                     Alger American Small Capitalization Portfolio

American Century(R) Variable Portfolios, Inc.      American Century(R) VP Capital Appreciation Portfolio
  American Century(R) Investment Management, Inc.  American Century(R) VP Income & Growth Portfolio
                                                   American Century(R) VP International Portfolio

Fidelity(R) Variable Insurance Products Fund       VIP Asset Manager Portfolio
  Fidelity(R) Management & Research Company        VIP Contrafund(R) Portfolio
                                                   VIP Equity-Income Portfolio
                                                   VIP Growth Portfolio
                                                   VIP High Income Portfolio
                                                   VIP Index 500 Portfolio
                                                   VIP Money Market Portfolio
                                                   VIP Overseas Portfolio

INVESCO Variable Investment Funds, Inc.            INVESCO VIF-Dynamics Fund
  INVESCO Funds Group, Inc.                        INVESCO VIF-Financial Services Fund
                                                   INVESCO VIF-Health Sciences Fund
                                                   INVESCO VIF-High Yield Fund
                                                   INVESCO VIF-Utilities Fund

Janus Aspen Series                                 Janus Aspen Series Flexible Income Portfolio
  Janus Capital Management  LLC                    Janus Aspen Series Worldwide Growth Portfolio

Neuberger Berman Advisers Management Trust         AMT Fasciano Class S Portfolio
  Neuberger Berman Management Inc.                 AMT Regency Portfolio
                                                   AMT Limited Maturity Bond Portfolio

PBHG Insurance Series Fund                         PBHG Insurance Series Growth II Portfolio
  Pilgrim Baxter & Associates, Ltd.                PBHG Insurance Series Mid-Cap Portfolio
                                                   PBHG Insurance Series Small Cap Portfolio
                                                   PBHG Insurance Series Technology & Communications Portfolio
Safeco Resource Series Trust                       Safeco RST Equity Portfolio
  Safeco Asset Management Company                  Safeco RST Growth Opportunities Portfolio

T. Rowe Price Equity Series, Inc.                  T. Rowe Price Equity Income Portfolio
  T. Rowe Price Associates, Inc.                   T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Fixed Income Series, Inc.            T. Rowe Price Limited-Term Bond Portfolio
  T. Rowe Price Associates, Inc.



The prospectuses for the Funds describe their respective Portfolios, including the risks of investing in the Portfolios, and provide other information on the Funds. Not all funds are available with all contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus should be accompanied by the current prospectuses for the Fund or Funds being considered. Each of these prospectuses should be read carefully and retained for future reference.

                   The Date of this Prospectus is May 1, 2003

                                TABLE OF CONTENTS

                                                                          Page




SUMMARY OF THE POLICY........................................................ 3
FEE TABLE ..................................................................  4
DEFINITIONS OF TERMS..........................................................6
DIAGRAM OF CONTRACT ......................................................... 7

GENERAL INFORMATION ABOUT AUL, THE SEPARATE ACCOUNT AND THE FUNDS............ 9
         American United Life Insurance Company(R)........................... 9
         Separate Account.................................................... 9
         The Funds........................................................... 9
         OneAmerica Funds, Inc...............................................10
         Alger American Fund.................................................10
         American Century(R) Variable Portfolios, Inc........................10
         Fidelity Variable(R) Insurance Products Fund........................11
         INVESCO Variable Investment Funds, Inc..............................12
         Janus Aspen Series..................................................12
         Neuberger Berman Advisers Management Trust..........................12
         PBHG Insurance Series Fund..........................................13
         Safeco Resource Series Trust........................................13
         T. Rowe Price Equity Series, Inc....................................14
         T. Rowe Price Fixed Income Series, Inc..............................14
         Voting Rights.......................................................14

PREMIUM PAYMENTS AND ALLOCATIONS.............................................15
         Applying for a Policy...............................................15
         Right to Examine Period.............................................15
         Premiums............................................................15
         Premium Payments to Prevent Lapse...................................16
         Premium Allocations and Crediting...................................16
         Transfer Privilege..................................................17
         Initial Dollar Cost Averaging Program...............................17
         Ongoing Dollar Cost Averaging Program...............................18
         Portfolio Rebalancing Program.......................................18


FIXED ACCOUNT................................................................18
         Summary of the Fixed Account........................................18
         Minimum Guaranteed and Current Interest Rates.......................18
         Enhanced Averaging Fixed Account....................................19
         Calculation of the Fixed Account Value..............................19
         Transfers from the Fixed Account....................................19
         Payment Deferral....................................................19

CHARGES AND DEDUCTIONS.......................................................19
         Premium Expense Charges.............................................19
         Monthly Deduction...................................................19
         Mortality and Expense Risk Charge...................................20
         Surrender Charge....................................................20
         Taxes...............................................................20
         Special Uses........................................................20
         Fund Expenses.......................................................21

HOW YOUR ACCOUNT VALUES VARY.................................................21
         Determining the Account Value.......................................21
         Cash Value and Net Cash Value.......................................22

DEATH BENEFIT AND CHANGES IN FACE AMOUNT.....................................22
         Amount of Death Benefit Proceeds....................................22
         Death Benefit Options...............................................22
         Initial Face Amount and Death Benefit Option........................23
         Changes in Death Benefit Option.....................................23
         Changes in Face Amount..............................................23
         Selecting and Changing the Beneficiary..............................23

CASH BENEFITS................................................................23
         Policy Loans........................................................23
         Surrendering the Policy for Net Cash Value..........................24
         Partial Surrenders..................................................24
         Settlement Options..................................................24
         Specialized Uses of the Policy......................................25
         Life Insurance Retirement Plans.....................................25
         Risks of Life Insurance Retirement Plans............................25

OTHER POLICY BENEFITS AND PROVISIONS.........................................26
         Limits on Rights to Contest the Policy..............................26
         Changes in the Policy or Benefits...................................26
         Change of Insured...................................................27
         Exchange for Paid-Up Policy.........................................27
         When Proceeds Are Paid..............................................27
         Dividends...........................................................27
         Reports to Policy Owners............................................27
         Assignment..........................................................27
         Reinstatement.......................................................27
         Rider Benefits......................................................27

TAX CONSIDERATIONS...........................................................30
         Tax Status of the Policy............................................30
         Tax Treatment of Policy Benefits....................................30
         Estate and Generation Skipping Taxes................................32
         Life Insurance Purchased for Use in Split Dollar Arrangements.......32
         Taxation Under Section 403(b) Plans.................................32
         Non-Individual Ownership of Contracts...............................32
         Possible Charge for AUL's Taxes.....................................32

OTHER INFORMATION ABOUT THE POLICIES AND AUL.................................33
         Policy Termination..................................................33
         Resolving Material Conflicts........................................33
         Addition, Deletion or Substitution of Investments...................33
         Sale of the Policies................................................33
         State Regulation....................................................33
         Additional Information..............................................34
         Litigation..........................................................34
         Legal Matters.......................................................34
         Financial Statements................................................34

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS........................34

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION, THE PROSPECTUSES OF THE FUNDS, OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

                              SUMMARY OF THE POLICY

The investor should read the following summary of Prospectus information and diagram of the Policy in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy in this Prospectus assumes that the Policy is in force, that the Last Survivor Rider is not in force, and that there are no outstanding loans and loan interest.

The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, typically the Owner of a Policy pays premium payments for insurance coverage on the Insured. Also, like fixed-benefit life insurance, the Policy provides for accumulation of Net Premiums and a Net Cash Value that is payable if the Owner surrenders the Policy during the Insured's lifetime. As with fixed-benefit life insurance, the Net Cash Value during the early Policy Years is likely to be lower than the premium payments paid.

However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may and the Account Value will increase or decrease to reflect the investment performance of the Investment Accounts to which Account Value is allocated. Also, there is no guaranteed minimum Net Cash Value. Nonetheless, AUL guarantees to keep the Policy in force during the Guarantee Period shown on the Policy Data Page of your Policy if, on each Monthiversary, the sum of the premiums paid to date, less any Partial Surrenders, loans and loan interest, equals or exceeds the Required Premium for the Guarantee Period (shown on the Policy Data Page of your Policy) multiplied by the number of Policy Months since the Policy Date. Otherwise, if the Net Cash Value is insufficient to pay the Monthly Deduction, the Policy will lapse without value after a grace period. See "Premium Payments to Prevent Lapse." If a Policy lapses while loans are outstanding, adverse tax consequences may result. See "Tax Considerations."

     Contract Benefits. Cash benefits available under a Contract include loans for up to 90% of the Account Value; partial surrenders, provided there is sufficient Net Cash Value; the ability to surrender the contract in full at any time for its Net Cash Value less loan interest due on the next Pollicy Anniversary and any surrender charges.

Death benefits include benefit payable to the beneficiary income tax free, available as a lump sum or under a variety of settlement options, either equal to the Face Amount, or equal to the Face Amount plus Account Value; flexiblity to change the death benefit option and face amount

     Contract Risks. AUL intends for the Policy to satisfy the definition of a life insurance policy under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Under certain circumstances, the Internal Revenue Code will treat a Policy as a Modified Endowment. AUL will monitor the Policies and will attempt to notify you on a timely basis if your Policy ceases to satisfy the federal tax definition of life insurance or becomes a Modified Endowment. However, we do not undertake to give you such notice or to take corrective action. We reserve the right to refund any premiums that may cause the Policy to become a Modified Endowment. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a Modified Endowment, see "Tax Considerations."

Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your policy to lapse, endangering insurance coverage. There is no guarantee that your policy will not lapse even if you pay your planned premium. You should review your coverage with your registered representative on a regular basis.

Withdrawal charges on full surrenders may inhibit your ability to access your cash value. Futhermore, making a withdrawal or taking a loan may change your policy's tax status or generate taxable income. It may also reduce your policy's face amount and/or death benefit, reducing the death benefit proceeds payable to your beneficiary, thus making your policy more susceptible to lapse.

     Portfolio Company Risks. Each Investment Option invests in a corresponding mutual fund portfolio. The value of each portfolio fluctuates with the value of the investments that it holds. Returns are not guaranteed. You bear the investment risk of any Investment Option that you choose. A comprehensive discussion of the risks of each mutual fund portfolio may be found in the mutual fund's prospectus.

     Purpose of the Policy. AUL designed the Policy to provide long-term insurance benefits; and, it may also provide long-term accumulation of Cash Value. You should evaluate the Policy in conjunction with other insurance policies that you own, as well as the need for insurance and the Policy's long-term potential for growth. It may not be advantageous to replace existing insurance coverage with this Policy.

     Right to Examine Policy and Policy Exchange. For a limited time, you have the right to cancel your Policy and receive a refund. See "Right to Examine Period." AUL generally allocates Net Premiums to the Fixed Account and Investment Accounts on the later of the day the "right to examine" period expires, or the date we receive the premium at our Home Office. See "Premium Allocations and Crediting."

You may exchange the Policy for a paid-up whole life policy with a level face amount, not greater than the Policy's Face Amount, that can be purchased by the Policy's Net Cash Value. See "Exchange for Paid-Up Policy."

     Owner Inquiries. If you have any questions, you may write or call our Home Office.

                                  FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

                                Transaction Fees
________________________________________________________________________________

Charge                           When Charge is Deducted         Amount Deducted
________________________________________________________________________________

Maximum Surrender Charge         Upon Full Surrender             Maximum of 100% of base coverage target premium(1)

Premium Taxes(2)                 Upon receipt of premium         Maximum of 2.5% of premium

Sales Charge                     Upon receipt of premium         Prior to 5/1/2000: Maximum of 3.5% of Premium
                                                                 After 5/1/2000:    Maximum of 2.5% of Premium

Tranfer Fees                     Upon transfer of accumulated    Maximum $25.00 per transfer in
                                 value between investment        excess of 12 in a policy year(3)
                                 options

(1) 100% of base coverage target premium is a maximum of $50.00 per $1,000 of face amount.

(2) We do not expect to change the premium tax charge unless the rates we pay change or a change in law requires us to do so.

(3) There is no charge currently imposed on transfers.


The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including mutual fund company fees and expenses.

        Periodic Charges Other Than Mutual Fund Company Operating Expenses
______________________________________________________________________________________________

Charge                          When Charge is Deducted           Amount Deducted
______________________________________________________________________________________________
Cost of Insurance (1)(2)(7)       Monthly beginning on            $0.01 - $83.33 per 1,000 of
                                  contract date                   net amount at risk

Representative COI(3)             Monthly beginning on            $0.11 per 1,000 of net
                                  contract date                   amount at risk


Monthly Administative Charge(4)   Monthly beginning on            $17.50 year 1
                                  contract date                   $10.00 year 2 and thereafter

                                                                  For contracts issued prior to May 1, 2000:
                                                                  $25.00 year 1
                                                                  $10.00 year 2 and thereafter

Mortality and Expense             Monthly beginning on            0.75% years 1-10
 Risk Charge(4)                   contract date                   0.25% year 11 and thereafter


Loan Interest(4)                  Monthly beginning on            6% annual percentage rate
                                  loan date



Optional Benefits(5)


Waiver of Monthly Deduction       Monthly beginning on            19.48% of all contract charges
 Disability (WMDD)(7)             contract date                   based on insured's attained age

Representative WMDD(3)            Monthly beginning on            7.04%
                                  contract date


Last Survivor Rider(6)            No Charge


(1) Cost of insurance varies based on a number variables and therefore will vary between Policies, and may vary from Monthiversary to Monthiversary. These rates are based on the Attained Age and underwriting class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable law, including in the state of Montana, and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. The cost of insurance rate generally increases with the Attained Age of the Insured.

(2) When the younger person insured by the policy reaches age 100, this charge is reduced to zero.


(3)  The  representative   charges  are  that  of  a  male,  age  35,  preferred
non-tobacco.

(4) The charge does not vary based on an individual's characteristics.


(5) Subject to state availability.

(6) This rider has no specific charge, but it modifies the cost of insurance charge to reflect the mortality of the two insureds under the contract.


(7) The charge varies based on an individual's characteristics. Consult your Policy for details regarding the actual charges you will pay.

                             Fee Table (Contintued)

        Periodic Charges Other Than Mutual Fund Company Operating Expenses
______________________________________________________________________________________________

Charge                          When Charge is Deducted           Amount Deducted
______________________________________________________________________________________________
Guaranteed Insurability           Monthly beginning on            $0 - $0.19 per 1,000 of chosen
Option (GIO)(7)                   contract date                   increase in face amount


Representative GIO(3)             Monthly beginning on            $0.17 per 1,000 of chosen
                                  contract date                   increase in face amount


Children's Insurance Benefit      Monthly beginning on            $0.83 per unit of coverage
Rider (CIBR)(4)                   contract date


Representative CIBR(3)            Monthly beginning on            $0.83 per unit of coverage
                                  contract date


Other Insured Term Rider          Monthly beginning on            $0.01 - $83.33 per 1,000 of
 (OIR)(7)                         contract date                   of rider face amount


Representative OIR (3)            Monthly beginning on            $0.12 per 1,000 of of rider
                                  contract date                   face amount


Waiver of Premium Disability      Monthly beginning on            $0.01 - $6.55 per 100 of
Benefit Rider (WPD)(7)            contract date                   monthly chosen benefit


Representative WPD(3)             Monthly beginning on            $2.78 per $100 of monthly
                                  contract date                   chosen benefit


Automatic Increase Rider          No Charge

Guaranteed Death Benefit Rider    No Charge




(3)  The  representative   charges  are  that  of  a  male,  age  35,  preferred
non-tobacco.

(4) The charge does not vary based on an individual's characteristics.

(7) The charge varies based on an individual's characteristics. Consult your Policy for details regarding the actual charges you will pay.



                                       7

                       Periodic Charges Other Than Mutual Fund Company Operating Expense
______________________________________________________________________________________________

Charge                          When Charge is Deducted           Amount Deducted
______________________________________________________________________________________________

Accelerated Death Benefit Rider   No Charge


Long Term Care Accelerated        Monthly beginning on            2% of premium for single life contracts;
Death Benefit Rider(4)            contract date                   2.5% of premium for joint life contracts

(4) The charge does not vary based on an individual's characteristics.





The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the Contract. More detail concerning each mutual fund company's fees and expenses is contained in the prospectus for each mutual fund.

Total Annual Mutual Fund Company Operating Expenses     Minimum         Maximum
                                                        -------         -------
(expenses that are deducted from Mutual Fund
assets, including management fees, distribution and/or
service (12b-1) fees, and other expenses)                 0.29%           1.90%

                              DEFINITIONS OF TERMS

Account Value - The Account Value is the sum of the balances in the Variable Account, the Fixed Account(s), and the Loan Account.

Age - Issue Age means the Insured's age as of the Contract Date. Attained Age means the Issue Age increased by one for each complete Policy Year.

Cash Value - The Cash Value is the Account Value less the Surrender Charge.

Contract Date - The date from which Monthiversaries, Policy Years, and Policy Anniversaries are measured. Suicide and incontestability periods are also measured from the Contract Date.

Death Benefit and Death Benefit Proceeds - This Policy has two death benefit options. The Death Benefit Proceeds are the Death Benefit less any outstanding loan and loan interest, plus any benefits provided by rider.

Face Amount - The Face Amount shown on the Policy Data Page of the Policy, or as subsequently changed.

Fixed Account - An account which is part of our general account, and is not part of or dependent on the investment performance of the Variable Account.

General Account - All assets of AUL other than those allocated to the Variable Account or to any other separate account of AUL.

Guarantee Period - The period shown on the Policy Data Page during which the Policy will remain in force if cumulative premiums less any outstanding loan and loan interest and Partial Surrenders equal or exceed the Required Premium for the Guarantee Period. The Guarantee Period terminates on any Monthiversary that this test fails.

Home Office - The Variable Products Service office at AUL's principal business office, One American Square, P.O. Box 7127, Indianapolis, Indiana 46206-7127,
(800) 863-9354.

Insured - The insured named on the Policy Data Page of the Policy. The Insured may or may not be the Owner. An available rider provides for coverage on the lives of two Insureds.

Investment Accounts/Investment Options - One or more of the subdivisions of the Separate Account. Each Investment Account is invested in a corresponding Portfolio of a particular mutual fund.

Issue Date - The date the Policy is issued.

Loan Account - A portion of the Account Value which is collateral for loan amounts.

Minimum Insurance Percentage - The minimum percentage of insurance required to qualify the Policy as life insurance under the Internal Revenue Internal Revenue Code. A table of these amounts is on the Policy Data Page of your Policy.

Modified Endowment - A classification of policies determined under the Internal Revenue Internal Revenue Code to be modified endowment contracts which affects the tax status of distributions from the Policy.

Monthiversary - The same date of each month as the Contract Date. If a Monthiversary falls on a day which is not a Valuation Date, the processing of the Monthiversary will be the next Valuation Date.

Net Cash Value - Cash Value less outstanding loans and loan interest.

Net Premium - The total premium paid reduced by premium expense charges.

Owner - The owner named in the application for a Policy, unless changed.

Partial Surrender - A withdrawal of a portion of the Account Value.

Policy Anniversary - The same date each year as the Contract Date.

Policy Data Page - The Policy Data Page in your Policy, or the supplemental Policy Data Page most recently sent to you by us.

Policy Year - One year from the Contract Date and from each Policy Anniversary.

Portfolio - A separate investment fund in which the Separate Account invests.

Proper Notice - Notice that is received at our Home Office in a form acceptable to us.

Required Premium for the Guarantee Period - The amount that must be paid on a cumulative basis to keep this Policy in force during the Guarantee Period.

Risk Amount - The Death Benefit discounted at a guaranteed interest rate of 3% for one month, less the Account Value; in other words, the Death Benefit divided by 1.00246627 less the Account Value.

Separate  Account  - AUL  American  Individual  Variable  Life Unit  Trust.  The
Separate Account is segregated into several Investment Accounts each of which invests in a corresponding mutual fund portfolio.

Valuation Date - Valuation Dates are the dates on which the Investment Accounts are valued. A Valuation Date is any date on which the New York Stock Exchange is open for trading and we are open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving.

Valuation Period - A Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account - The Separate Account.

Variable Account Value - The Account Value of this Contract that is invested in one or more Investment Accounts.

We - "We", "us" or "our" means AUL.

You - "You" or "your" means the Owner of this Policy.

                               DIAGRAM OF CONTRACT

The diagram on the following pages summarizes the most important features of the
Policy,  such  as  charges,  cash  surrender  benefits,   Death  Benefits,   and
calculation of Cash Values.


                                Premium Payments


You select a payment plan but are not required to pay premium payments according to the plan. You can vary the amount and frequency.

The Policy's minimum initial premium payment depends on the Insured's age, sex and risk class, Initial Face Amount selected, any supplemental and/or rider benefits, and any planned periodic premiums.

The Owner may make unplanned premium payments, within limits.

Extra premium payments may be necessary to prevent lapse.


                        Deductions from Premium Payments

For state and local premium taxes (2.5% of premium payments).

For contracts issued prior to May 1, 2000: For sales charges (3.5% of each premium paid during the first ten Policy Years; 1.5% of each premium paid thereafter).

For contracts issued after May 1, 2000: For sales charges (2.5% of each premium paid.)


                              Net Premium Payments

You direct the allocation of Net Premium payments among the Investment Accounts of the Separate Account and the Fixed Account (effective May 1, 1999, the American Century VP Capital Appreciation Portfolio is not available for new money deposits or transfers). (See rules and limits on Net Premium payment allocations.)

Each Investment Account invests in a corresponding portfolio of a mutual fund:

Mutual Fund                                       Portfolio

OneAmerica Funds, Inc.                            OneAmerica Asset Director Portfolio
                                                  OneAmerica Investment Grade Bond Portfolio
                                                  OneAmerica Money Market Portfolio
                                                  OneAmerica Value Portfolio

Alger American Fund                               Alger American Growth Portfolio
                                                  Alger American Small Capitalization Portfolio

American Century(R) Variable Portfolios, Inc.     American Century(R) VP Capital Appreciation Portfolio
                                                  American Century(R) VP Income & Growth Portfolio
                                                  American Century(R) VP International Portfolio

Fidelity(R) Variable Insurance Products Fund      VIP Asset Manager(sm) Portfolio
                                                  VIP Contrafund(R) Portfolio
                                                  VIP Equity-Income Portfolio
                                                  VIP Growth Portfolio
                                                  VIP High Income Portfolio
                                                  VIP Index 500 Portfolio
                                                  VIP Money Market Portfolio
                                                  VIP Overseas Portfolio

INVESCO Variable Investment Funds, Inc.           INVESCO VIF-Dynamics Fund
                                                  INVESCO VIF-Financial Services Fund
                                                  INVESCO VIF-Health Sciences Fund
                                                  INVESCO VIF-High Yield Fund
                                                  INVESCO VIF-Utilities Fund

Janus Aspen Series                                Janus Aspen Series Flexible Income Portfolio
                                                  Janus Aspen Series Worldwide Growth Portfolio

Neuberger Berman Advisers Management Trust        AMT Fasciano Class S Portfolio
                                                  AMT Regency Portfolio
                                                  AMT Limited Maturity Bond Portfolio


PBHG Insurance Series Fund                        PBHG Insurance Series Growth II Portfolio
                                                  PBHG Insurance Series Mid-Cap Portfolio
                                                  PBHG Insurance Series Small Cap Portfolio
                                                  PBHG Insurance Series Technology & Communications Portfolio

                                       7


                              Net Premium Payments
Each Investment Account invests in a corresponding portfolio of a mutual fund:

Mutual Fund                                       Portfolio


Safeco Resource Series Trust                      RST Equity Portfolio
                                                  RST Growth Opportunities Portfolio

T. Rowe Price Equity Series, Inc.                 T. Rowe Price Equity Income Portfolio
                                                  T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Fixed Income Series, Inc.           T. Rowe Price Limited-Term Bond Portfolio

Not all funds are available with all contracts.

AUL credits interest on amounts allocated to the Fixed Account at a minimum guaranteed rate of 3%. (See rules and limits on transfers from the Fixed Account allocations).

                                   Deductions

                          From Mutual Fund Portfolios

The Investment Advisors of the underlying mutual fund portfolios deduct Management or Advisory fees and other operating expenses from the assets of each of the individual mutual fund portfolios. These fees and expenses range from 0.28% to 1.37% of the portfolios' net assets. These fees are not deducted under the contract. They are reflected in the portfolios' net asset values.

                               From Account Value

For contracts issued prior to May 1, 2000: Monthly deduction for cost of insurance, administration fees and charges for any supplemental and/or rider benefits. Administration fees are currently $30.00 per month for the first Policy Year and $5.00 per month thereafter.

For contracts issued after May 1, 2000: Monthly deduction for cost of insurance, administration fees and charges for any supplemental and/or rider benefits. Administration fees are currently $17.50 per month for the first Policy Year and $6.00 per month thereafter.

                            From Investment Accounts

Monthly charge at a guaranteed annual rate of 0.75% from the Variable Account Value during the first 10 Policy Years and 0.25% thereafter. This charge is not deducted from the Fixed Account value.


                                  Account Value

Account Value is equal to Net Premiums, as adjusted each Valuation Date to reflect Investment Account investment experience, interest credited on Fixed Account value, charges deducted and other Policy transactions (such as transfers, loans and surrenders).

Varies from day to day. There is no minimum guaranteed Account Value. The Policy may lapse if the Net Cash Value is insufficient to cover a Monthly Deduction due.

Can be transferred among the Investment Account and Fixed Account. A transfer fee of $25.00 may apply if more than 12 transfers are made in a Policy Year.

Is the starting point for calculating certain values under a Policy, such as the Cash Value, Net Cash Value and the Death Benefit used to determine Death Benefit Proceeds.

          Cash Benefits                                            Death Benefits

 Loans may be taken for amounts up to 90% of the              Income tax free to beneficiary.
 Account Value, less loan interest due on the next
 Policy Anniversary and any surrender charges.                Available as lump sum or under a variety of
                                                              settlement options.
 Partial Surrenders generally can be made provided
 there is sufficient remaining Net Cash Value.                For all policies, the minimum Face Amount of $50,000.

 The Policy may be  surrendered  in full at any time          Two death benefit options available:  Option 1, equal to
 for its Net Cash Value. A surrender  charge will             the Face Amount, and Option 2, equal to the Face Amount
 apply  during the first  fifteen Policy Years.               plus Account Value.

                                                              Flexibility to change the death benefit option and
 Settlement options are available.                            Face Amount.

 Loans, Partial Surrenders, and Full Surrenders               Any outstanding loan and loan interest is deducted
 may have adverse tax consequences.                           from the amount payable.

                                                              Supplemental and/or rider benefits may be available.


        GENERAL INFORMATION ABOUT AUL, THE SEPARATE ACCOUNT AND THE FUNDS

AMERICAN UNITED LIFE INSURANCE COMPANY(R)

American United Life Insurance Company ("AUL") has its principal offices at One American Square, Indianapolis, Indiana, 46282. AUL is a stock insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the federal government, and reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. On December 17, 2000, AUL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company, American United Mutual Insurance Holding Company ("MHC").

After conversion, the insurance company issued voting stock to a newly-formed stock holding company, OneAmerica Financial Partners, Inc. (the "Stock Holding Company"). The Stock Holding Company may, at some future time, offer shares of its stock publicly or privately; however, the MHC must always hold at least 51% of the voting stock of the Stock Holding Company, which in turn owns 100% of the voting stock of AUL. No plans have been formulated to issue any shares of capital stock or debt securities of the Stock Holding Company at this time.


AUL conducts a conventional life insurance and annuity business. At December 31, 2002, the OneAmerica Financial Partners, Inc. enterprise, in which AUL is a partner, had assets of $12,208,143,297 and had equity of $1,100,282,506.


The principal underwriter for the Contracts is OneAmerica Securities, Inc., a wholly owned subsidiary of AUL. One America Securities, Inc. is registered as a broker-dealer with the SEC.

AUL is subject to regulation by the Department of Insurance of the State of Indiana as well as by the insurance departments of all other states and jurisdictions in which it does business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The forms for the Policy described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Policies are sold. State specific policy forms may reflect some variances in the provisions outlined in this prospectus.

Separate Account

The Separate Account was established as a segregated investment account under Indiana law on July 10, 1997. It is used to support the Policies and may be used to support other variable life insurance contracts, and for other purposes permitted by law. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment
Company Act of 1940 (the "1940 Act"). AUL has established other segregated investment accounts, some of which also are registered with the SEC.

The Separate Account is divided into Investment Accounts. The Investment Accounts available under the Policies invest in shares of Portfolios of the Funds. The Separate Account may include other Investment Accounts that are not available under the Policies and are not otherwise discussed in this Prospectus. The assets in the Separate Account are owned by AUL.

Income, gains and losses, realized or unrealized, of an Investment Account are credited to or charged against the Investment Account without regard to any other income, gains or losses of AUL. Applicable insurance law provides that assets equal to the reserves and other contract liabilities of the Separate Account are not chargeable with liabilities arising out of any other business of AUL. AUL is obligated to pay all benefits provided under the Policies.

The Funds

Each Fund is registered with the SEC as a diversified, open-end management investment company under the 1940 Act, although the SEC does not supervise their management or investment practices and policies. Each of the Funds comprises one or more of the Portfolios and other series that may not be available under the Policies. The investment objectives of each of the Portfolios is described below.



ONEAMERICA FUNDS, INC. (formerly the AUL American Series Fund, Inc.)
  (Investment Advisor - American United Life Insurance Company)


OneAmerica Asset Director Portfolio

     Seeking long-term capital appreciation and some income to help cushion the volatility of equity investments. The OneAmerica Asset Director Portfolio invests in assets allocated among publicly traded common stock, debt securities (including convertible debentures) and money market securities utilizing a fully managed investment policy. The composition of the Portfolio will vary from time-to-time, based upon the advisor's evaluation of economic and market trends and the anticipated relative total return available from a particular type of security. Accordingly, at any given time, up to 100% of the Portfolio may be invested in any one sector such as common stocks, debt securities or money market instruments.

OneAmerica  Investment  Grade Bond Portfolio

     Seeking a high level of income with prudent investment risk and capital appreciation consistent with the primary objective. The OneAmerica Investment Grade Bond Portfolio invests primarily in investment grade fixed income securities. The Portfolio may invest no more than 10% of its assets in securities rated less than BBB or Baa (investment grade). It is intended that the Portfolio securities generally will be of sufficient credit quality to provide a high level of protection against loss of principal or interest. The Portfolio may also invest in money market instruments, repurchase agreements, reverse repurchase agreements, dollar-denominated foreign securities and other debt securities that are consistent with the maturity and credit quality criteria.

OneAmerica  Money  Market Portfolio

     Seeking to provide a level of current income while preserving assets and maintaining liquidity and investment quality. The OneAmerica Money Market Portfolio invests in short-term money market instruments of the highest quality that the advisor has determined present minimal credit risk. The Portfolio invests only in money market instruments denominated in U.S. dollars that mature in 13 months or less from the date of purchase. These instruments may include U.S. Government securities, commercial paper, repurchase agreements, reverse repurchase agreements, certificates of deposit and money market funds.

OneAmerica Value Portfolio

     Seeking long-term capital appreciation. The OneAmerica Value Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The Portfolio uses a value-driven approach in selecting securities, concentrating on companies which appear undervalued compared to the market and to their own historic valuation levels. Typically, at least 65% of the Portfolio's assets will be invested in common stocks listed on a national securities exchange or actively traded over-the-counter on the NASDAQ National Market System.

FOR ADDITIONAL INFORMATION CONCERNING ONEAMERICA FUNDS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE ONEAMERICA FUNDS, INC.PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


Alger America Fund
  (Investment Advisor - Fred Alger Management, Inc.)


Alger American Growth Portfolio

     Seeking long-term capital appreciation. The Alger American Growth Portfolio seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater. This Portfolio is not restricted to any one type of security.

Alger American Small Capitalization Portfolio

     Seeking long-term capital appreciation. The Portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index.

FOR  ADDITIONAL   INFORMATION   CONCERNING  THE  ALGER  AMERICAN  FUND  AND  ITS
PORTFOLIOS, PLEASE SEE THE ALGER AMERICAN FUND PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


AMERICAN CENTURY(R) VARIABLE PORTFOLIOS, INC.
  (Investment Advisor-American Century(R) Investment Management, Inc.)

AMERICAN CENTURY(R) VP CAPITAL APPRECIATION PORTFOLIO

The VP Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks and other securities that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's investment manager, better than average potential for appreciation. The Fund tries to stay fully invested in such securities, regardless of the movement of prices generally.

NOTE: Effective May 1, 1999, the American Century(R) VP Capital Appreciation Portfolio is no longer available for new contracts. Effective July 1, 1999, the American Century(R) VP Capital Appreciation Portfolio is no longer available for new money deposits and transfers on existing contracts.

American Century(R) VP Income & Growth Portfolio

     Seeking capital growth by investing in common stocks. Income is a secondary objective. (Individuals cannot invest directly in any index). This Fund employs a quantitative management approach with the goal of producing a total return that exceeds its benchmark, the S&P 500. The Fund invests mainly in large-company stocks, such as those in the S&P 500, but it also may invest in the stocks of small- and medium-sized companies. The management team strives to outperform the S&P 500 over time while matching the risk characteristics of the index. The Fund is managed to remain fully invested in domestic stocks at all times. The Fund is typically diversified across a variety of industries and sectors. Individuals cannot invest directly in any index.


American Century(R) VP International Portfolio

     Seeking long-term capital growth. This Fund invests in common stocks of foreign companies that are considered by management to have better-than-average prospects for appreciation. The Fund invests primarily in securities of issuers located in developed markets. Although the primary investment of the Fund will be common stocks, the Fund may also invest its assets in varying amounts in other types of securities consistent with the accomplishment of the Fund's objectives. The Fund may make foreign investments either directly in foreign securities or indirectly by purchasing depository receipts for foreign securities. While securities of the United States issuers may be included in the Fund from time to time, it is the primary intent of the manager to diversify investments across a broad range of foreign issuers.

FOR ADDITIONAL INFORMATION CONCERNING AMERICAN CENTURY(R) VARIABLE PORTFOLIOS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE AMERICAN CENTURY(R) VARIABLE PORTFOLIOS, INC. PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
  (Investment Advisor - Fidelity(R) Management & Research Company)

Fidelity(R) VIP Asset Manager(SM)Portfolio

     Seeking high total return with reduced risk over the long-term. Fidelity(R) Management & Research Company (FMR)'s principal investment strategies include:
Allocating the fund's assets among stocks, bonds, and short-term and money market instruments. Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments. Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short-term/money market class (0%-50%). Investing in domestic and foreign issuers. Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.


Fidelity(R) VIP  Contrafund(R) Portfolio

     Seeks long-term capital appreciation. Fidelity(R) Management & Research Company (FMR)'s principal investment strategies include: Normally investing primarily in common stocks. Investing in securities of companies whose value it believes is not fully recognized by the public. Investing in domestic and foreign issuers. Investing in either "growth" stocks or "value" stocks or both. Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Fidelity(R)  VIP  Equity-Income Portfolio

     Seek reasonable income and will also consider the potential for capital appreciation. a yield that exceeds the yield on the securities comprising the Standard & Poor's 500 Index. The Portfolio also considers the potential for capital appreciation. (Individuals cannot invet directly in any index.) Fidelity(R) Management & Research Company (FMR)'s principal investment strategies include: Normally investing at least 80% of assets in equity securities. Normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks. Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities. Investing in domestic and foreign issuers. Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.


Fidelity(R) VIP Growth Portfolio

     Seeks to achieve long-term capital appreciation. Fidelity(R) Management & Research Company (FMR)'s principal investment strategies include: Normally investing primarily in common stocks. Investing in companies that it believes have above-average growth potential (stocks of these companies are often called "growth" stocks). Investing in domestic and foreign issuers. Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Fidelity(R)  VIP High Income Portfolio

     Seeks a high level of current income, while also considering growth of capital. Fidelity(R) Management & Research Company (FMR)'s principal investment strategies include: Normally investing primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. Potentially investing in non-income producing securities, including defaulted securities and common stocks. Investing in companies in troubled or uncertain financial condition. Investing in domestic and foreign issuers. Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. FMR currently intends to limit common stocks to 10% of the fund's total assets.


Fidelity(R) VIP Index 500 Portfolio

     Seeking investment results corresponding to the total return of companies that comprise the Standard & Poor's 500 Index (Individuals cannot invest directly in an index). This Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index. Under normal conditions the Portfolio seeks to invest at least 80% of its assets (65% if Portfolio assets are below $20 million) in stock securities of companies that compose the S&P 500. This Portfolio may purchase short-term debt securities for cash management purposes and may use various techniques, such as stock index futures, to adjust its exposure to the S&P 500.


Fidelity(R) VIP Money MarketPortfolio

     Seeking to maintain a stable $1 share price and a high level of current income while preserving capital and liquidity. This Portfolio invests in high-quality, U.S. dollar-denominated money market securities of domestic and foreign issuers. It may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee Dollars) and foreign branches of foreign banks.

Fidelity(R)  VIP  Overseas Portfolio

     Seeks long-term growth of capital. Fidelity(R) Management and Research Company (FMR)'s principal investment strategies include: Normally investing at least 80% of assets in non-U.S. securities. Normally investing primarily in common stocks. Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

FOR ADDITIONAL INFORMATION CONCERNING THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND ("VIP") AND ITS PORTFOLIOS, PLEASE SEE THE VIP PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

INVESCO VARIABLE INVESTMENT FUNDS, INC.
  (Investment Advisor - INVESCO Funds Group, Inc.)

INVESCO  VIF - Dynamics Fund

     Seeking long-term capital growth. The Fund invests primarily in the common stocks of rapidly growing mid-sized companies, with market capitalizations generally between $2.5 billion and $15 billion at the time of purchase. The Fund invests in a blend of leading, high-quality growth companies and higher-risk, accelerating-growth companies. The latter are driven by product cycles, favorable sector conditions or other company-specific factors expected to produce rapid sales and earnings growth.

INVESCO VIF - Financial Services Fund

     Seeking long-term capital growth. The Fund invests primarily in financial services stocks, particularly those that are increasing their revenue streams along with their earnings. The Fund focuses on market-driven companies with superior technology to deliver products and services that match their consumers' needs. The Fund concentrates on banks, insurance companies, investment and other financial service firms. Sector funds may experience greater short-term price volatility than more diversified equity funds and are most suitable for the aggressive portion of an investment portfolio.

INVESCO VIP Health Sciences Fund

     Seeking long-term capital growth. The Fund invests primarily in strongly managed, innovative health care companies, blending well-established firms with faster-growing, more dynamic health care businesses. These industries include biotechnology, pharmaceuticals, medical devices and supplies, and health care services. Within these industries, the portfolio focuses on the market leaders that are well positioned to leverage demographic and innovative trends. Sector funds may experience greater short-term price volatility than more diversified equity funds and are most suitable for the aggressive portion of an investment portfolio.

INVESCO VIF  High Yield Fund

     Seeking a high level of current income with long-term capital growth as a secondary objective. The Portfolio invests at least 65% of its assets in short-and intermediate-term bonds. There are no maturity limitations on individual securities but the portfolio's dollar-weighted average effective maturity will not exceed five years. At least 90% of the portfolio will consist of investment-grade securities. In an effort to enhance yield, up to 10% of assets can be invested in below-investment-grade securities.


INVESCO VIF  Utilities Fund

     Seeking capital appreciation and income. The Fund invests primarily in the stocks of companies that provide telecommunication services, including local, long distance and wireless, as well as companies that produce, generate, transmit or distribute natural gas or electricity. The Fund concentrates on companies with relatively strong growth prospects in defensible positions. Sector funds may experience greater short-term price volatility than more diversified equity funds and are most suitable for the aggressive portion of an investment portfolio.

FOR ADDITIONAL INFORMATION CONCERNING INVESCO VARIABLE INVESTMENT FUNDS, INC. AND ITS PORTFOLIOS, PLEASE SEE THE VIF PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


JANUS ASPEN SERIES
  (Investment Advisor - Janus Capital Management LLC)

Janus Aspen Series Flexible Income Portfolio

     Seeking maximum total return consistent with preservation of capital. The Janus Aspen Series Flexible Income Portfolio normally invests at least 80% of its assets in income-producing securities and may have substantial holdings of debt securities rated below investment grade junk bonds. The Portfolio may invest to a lesser degree in common stocks, stock securities or debt securities that are not currently paying dividends or interest. Additionally, this Portfolio may invest without limit in foreign securities, including those of corporate and government issuers.

Janus Aspen Series Worldwide Growth Portfolio

    Seeking long-term capital growth in a manner consistent with preservation of capital. The Janus Aspen Series Worldwide Growth Portfolio invests primarily in common stocks of foreign and domestic issuers. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country. The Portfolio may invest up to 25% of its assets in mortgage and asset-backed securities, up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. The Portfolio will not invest more than 35% of its assets in high-yield/high-risk securities.

FOR ADDITIONAL INFORMATION CONCERNING JANUS ASPEN SERIES AND ITS PORTFOLIOS, PLEASE SEE THE JANUS ASPEN SERIES PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  (Investment Advisor - Neuberger Berman Management Inc.)

AMT Fasciano Portfolio (Class S)

     Seeks long-term capital growth. The portfolio manager also may consider a company's potential for current income prior to selecting it for the portfolio. The portfolio invests primarily in the common stocks of smaller companies, i.e. those with market capitalizations of less than $1.5 billion at the time the portfolio first invests in them. The manager will look for companies with: strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon; and stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon. The portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

AMT Regency Portfolio

     Seeks growth of capital. The portfolio invests mainly in common stocks of mid-capitalization companies. It seeks to reduce risk by diversifying among different companies and industries. The managers look for well-managed companies whose stock prices are undervalued. The portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

AMT Limited Maturity Bond

     Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. The portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers. These may include mortgage- and asset-backed securities. To enhance yield and add diversification, the portfolio may invest up to 10% of net assets in securities that are below investment grade provided that, at the time of purchase, they are rated at least B by Moody's or Standard and Poor's, or if unrated by either of these, are believed by the managers to be of comparable quality. The portfolio may also invest in foreign debt securities to enhance yield and/or total return. Although the portfolio may invest in securities of any maturity, it normally maintains an average portfolio duration of four years or less. The portfolio is authorized to change its goal without shareholder approval, although it currently does not intend to do so. It normally invests at least 80% of its assets in bonds and other debt securities and will not alter this policy without providing at least 60 days' prior notice to shareholders.

FOR ADDITIONAL INFORMATION CONCERNING NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST AND ITS PORTFOLIOS, PLEASE SEE THE NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

PBHG INSURANCE SERIES FUND
  (Investment Advisor - Pilgrim Baxter & Associates, Itd.)

PBHG Insurance Series Growth II Portfolio

     Seeking capital appreciation. The PBHG Insurance Series Growth II Portfolio invests at least 65% of its total assets in common stocks and convertible securities of small-and medium-sized growth companies (market capitalization or annual revenues up to $4 billion).

PBHG Insurance Series Mid-Cap Portfolio

     Seeking to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. Normally, the Portfolo invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations within the range of the S&P MidCap 400 Index at the time of the Portfolio's investment. The equity securities in the portfolio are primarily common stocks of medium-sized companies that Pilgram Baxter believes have sustainable long-term growth prospecuts but are currently trading at a modest relative valuations given using certain financial measurements, such as their price-to-earings ratios, dividend income potential and earnings power. The Portfolio's sector weithtings are generally within 10% of the S&P Mid Cap 400's sector weightings. In addition, the portfolio generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

PBHG Insurance Series Small Cap Portfolio

     Seeking to provide investors with the above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations within the range of the Russell 2000(R) Index at the time of the portfolio's investment. The Equity securities in the portfolio are primarily common stocks that Pilgram Baxter believes have sustainable long-term growth prospects but are currently trading at odest relative valuations given certain financial measurements, such as their price-toearnings ratios, dividend income potential and earnings power. The Portfolio's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Portfolio generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

PBHG Insurance Series  Technology &  Communications Portfolio

     Seeking long-term capital growth. The PBHG Insurance Series Technology & Communications Portfolio will invest at least 65% of its total assets in common stocks of companies which rely extensively on technology or communications in their product development or operations, or which are expected to benefit from technological advances and improvements and that may be experiencing exceptional growth in sales and earnings driven by technology or communication-related products and services. Sector funds may experience greater short-term price volatility than more diversified equity funds and are most suitable for the aggressive portion of an investment portfolio.

FOR MORE COMPLETE INFORMATION, INCLUDING INFORMATION ON CHARGES AND EXPENSES, CONCERNING THE PBHG INSURANCE SERIES FUND, PLEASE CALL (800) 433-0051 OR WRITE THE PBHG INSURANCE SERIES FUND FOR A PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

Safeco RESOURCE SERIES TRUST
  (Investment Advisor - Safeco Asset Management Company)

Safeco RST Equity Portfolio

     Seeking long-term capital growth and reasonable dividend income. The Safeco RST Equity Portfolio mainly invests in large cap stocks, the majority of which are considered core holdings where the manager has strong conviction in the three-to-five year earnings per share outlook. The remainder of stocks is special situation issues, which have a specific earnings catalyst for shorter periods of time (i.e., cost cutting, restructuring). Additionally, this Portfolio may invest in fixed-income (bond) securities in accordance with business and financial conditions. It invests primarily in dividend-paying common stocks.

Safeco RST Growth  Opportunities Portfolio

     Seeking capital growth. The Safeco RST Growth Opportunities Portfolio manager employs bottom up, fundamental research in the pursuit of rapidly growing companies. The buy discipline is primarily focused on small company stocks that are attractively priced on a valuation basis using both qualitative and quantitative screens. Most issues have excellent earnings growth potential, but are trading at discounts relative to their industry peers and the overall market. The manager will sell when outlook changes; however, the manager may keep holdings through periodic downturns.

FOR ADDITIONAL INFORMATION CONCERNING SAFECO RESOURCE SERIES TRUST AND ITS PORTFOLIOS, PLEASE SEE THE SAFECO RESOURCE SERIES TRUST PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


T. ROWE PRICE EQUITY SERIES, INC.
  (Investment Advisor - T. Rowe Price Associates, Inc.)

T. Rowe Price  Equity  Income Portfolio

     Seeking to provide a relatively conservative way to access substantial dividend income and long-term capital growth. The fund manager of the T. Rowe Price Equity Income Fund invests in common stocks of established companies expected to pay above-average dividends. The fund manager employs a value-oriented investment approach. He focuses on companies with an above-average dividend yield--a positive component of total return. The manager utilizes a thorough "bottom-up" fundamental research evaluation of each holding. Also, the manger will broadly diversify sector exposure seeking to reduce volatility.

T. Rowe Price Mid-Cap Growth Portfolio

     Seeking long-term capital appreciation through investments in mid-cap stocks with potential for above-average earnings growth. The Fund will invest at least 80% of net assets in a diversified portfolio of common stocks of mid-cap companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-Cap companies are defined as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. In selecting investments, management generally favors companies that have proven products or services; have a record of above-average earnings growth; have demonstrated potential to sustain earnings growth; operate in industries experiencing increasing demand; or have stock prices that appear to undervalue their growth prospects. While most of the assets will be invested in U.S. common stocks, the portfolio may hold other securities including foreign securities, futures and options in keeping with the Portfolio's objective.


T. ROWE PRICE FIXED INCOME SERIES, INC.
  (Investment Advisor - T. Rowe Price Associates, Inc.)

T.Rowe Price Limited-Term Bond Portfolio

     Seeking high level of income consistent with moderate price fluctuation. The Fund normally invests at least 80% of its net assets in bonds and 65% of total assets in short- and intermediate-term bonds. There are no maturity limitations on individual securities but the Fund's dollar-weighted average effective maturity will not exceed five years. At least 90% of the Fund's portfolio will consist of investment-grade securities. In an effort to enhance yield, up to 10% of assets can be invested in below-investment-grade securities.


FOR ADDITIONAL INFORMATION CONCERNING T. ROWE PRICE EQUITY SERIES, INC. AND T. ROWE PRICE FIXED INCOME SERIES, INC. AND THEIR PORTFOLIOS, PLEASE SEE THE T. ROWE PRICE EQUITY SERIES, INC. AND THE T. ROWE PRICE FIXED INCOME SERIES, INC. PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.



More detailed information concerning the investment objectives, policies, and restrictions pertaining to the Funds and Portfolios and their expenses, investment advisory services and charges and the risks involved with investing in the Portfolios and other aspects of their operations can be found in the current prospectus for each Fund or Portfolio and the current Statement of Additional Information for each Fund or Portfolio. The prospectuses for the Funds or Portfolios should be read carefully before any decision is made concerning the allocation of Net Premium payments or transfers among the Investment Accounts.


AUL has entered into agreements with the Distributors/Advisors of Fred Alger Management, Inc., American Century(R) Variable Portfolios, Inc., Fidelity(R) Investments, INVESCO Funds Group, Inc., Janus Capital Management LLC, Pilgrim Baxter & Associates, SAFECO Asset Management Company, T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc., under which AUL has agreed to render certain services and to provide information about these Funds to Owners who invest in these Funds. Under these agreements and for providing these services, AUL receives compensation from the Distributor/Advisor of these Funds ranging from zero basis points until a certain level of Fund assets have been purchased to 25 basis points on the net average aggregate deposits made.


AUL cannot guarantee that each Fund or Portfolio will always be available for the Policies; but, in the event that a Fund or Portfolio is not available, AUL will take reasonable steps to secure the availability of a comparable fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

Voting Rights

AUL is the legal owner of the shares of the Portfolios held by the Investment Accounts of the Separate Account. In accordance with its view of present applicable law, AUL will exercise voting rights attributable to the shares of each Portfolio held in the Investment Accounts at regular and special meetings of the shareholders of the Funds or Portfolios on matters requiring shareholder voting under the 1940 Act. AUL will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Separate Account and consistent with any requirements imposed on AUL under contracts with any of the Funds, or under applicable law. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Portfolios in its own right, it may elect to do so.

The person having the voting interest under a Policy is the Owner. AUL or the pertinent Fund shall send to each Owner a Fund's proxy materials and forms of instruction by means of which instructions may be given to AUL on how to exercise voting rights attributable to the Portfolio's shares.

Unless otherwise required by applicable law or under a contract with any of the Funds, with respect to each of the

Portfolios, the number of Portfolio shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to a Policy on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by a Fund for determining shareholders eligible to vote at the meeting of the Fund or Portfolio. If required by the SEC or under a contract with any of the Funds, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of the Portfolio. Voting instructions may be cast in person or by proxy.

Voting  rights   attributable  to  the  Policies  for  which  no  timely  voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Investment Account. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Fund offers its shares to any insurance company separate account that funds variable annuity contracts or if otherwise required by applicable law or contract, AUL will vote its own shares in the same proportion as the voting instructions that are received in timely manner for Policies participating in the Investment Account.

Neither the Separate Account nor AUL is under any duty to inquire as to the instructions received or the authority of Owners or others to instruct the voting of shares of any of the Portfolios.

If required by state insurance officials, AUL may disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Portfolios, or to approve or disapprove an investment advisory agreement. In addition, AUL may under certain circumstances disregard voting instructions that would require changes in the investment advisory contract or investment advisor of one or more of the Portfolios, provided that AUL reasonably disapproves of such changes in accordance with applicable federal regulations. If AUL ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report. Finally, AUL reserves the right to modify the manner in which the weight to be given to pass-through voting instructions is calculated when such a change is necessary to comply with current federal regulations or the current interpretation thereof.


                        PREMIUM PAYMENTS AND ALLOCATIONS

Applying for a Policy

AUL requires satisfactory evidence of the proposed Insured's insurability, which may include a medical examination of the proposed Insured. The available Issue Ages are 0 through 85 on a standard basis, and 20 through 85 on a preferred non-tobacco user and tobacco user basis. Issue Age is determined based on the Insured's age as of the Contract Date. Acceptance of an application depends on AUL's underwriting rules, and AUL reserves the right to reject an application. Coverage under the Policy is effective as of the later of the date the initial premium is paid or the Issue Date.

As the Owner of the Policy, you may exercise all rights provided under the Policy while the Insured is living, subject to the interests of any assignee or irrevocable beneficiary. The Insured is the Owner, unless a different Owner is named in the application. In accordance with the terms of the Policy, the Owner may in the application or by Proper Notice name a contingent Owner or a new Owner while the Insured is living. The Policy may be jointly owned by more than one Owner. The consent of all joint Owners is required for all transactions except when proper forms have been executed to allow one Owner to make changes. Unless a contingent Owner has been named, on the death of the last surviving Owner, ownership of the Policy passes to the estate of the last surviving Owner, which then will become the Owner. A change in Owner may have tax consequences. See "Tax Considerations."

Right to Examine Period

You may cancel your Policy for a refund during your "right to examine" period. This period expires 10 calendar days after you receive your Policy (or a longer period if required by law). If you decide to cancel the Policy, you must return it by mail or other delivery method to the Home Office or to the authorized AUL representative who sold it. Immediately after mailing or delivery of the Policy to AUL, the Policy will be deemed void from the beginning. Within seven calendar days after AUL receives the returned Policy, AUL will refund the greater of premiums paid or the Account Value.

Premiums

The minimum initial premium payment required depends on a number of factors, such as the Age, sex and risk class of the proposed Insured, the initial Face Amount, any supplemental and/or rider benefits and the planned premium payments you propose to make. Consult your AUL representative for information about the initial premium required for the coverage you desire.

The initial premium is due on or before delivery of the Policy. There will be no coverage until this premium is paid or until the Issue Date, whichever is later.

You may make other premium payments at any time and in any amount, subject to the limits described in this section. The actual amount of premium payments will affect the Account Value and the period of time the Policy remains in force.

Premium payments after the initial payment must be made to our Home Office. Each payment must be at least equal to the minimum payment shown on the Policy Data Page in your Policy. All premiums combined may not be more than $1,000,000, unless a higher amount is agreed to by us.

The planned premium is the amount for which we will bill you or, in the case of our automatic premium plan (which deducts the planned premium from your checking account), the amount for which we will charge your account. The amount and frequency of the planned premium are shown on the Policy Data Page in your Policy. You may change the amount and the frequency of the planned premium by Proper Notice. We reserve the right to change the planned premium to comply with our rules for billing amount and frequency.

Unless otherwise indicated, premiums received in excess of planned premium will be applied as additional premium.

If the payment of any premium would cause an increase in Risk Amount because of the Minimum Insurance Percentage, we may require satisfactory evidence of insurability before accepting it. If we accept the premium, we will allocate the Net Premium to your Account Value on the date of our acceptance. If we do not accept the premium, we will refund it to you.

If the payment of any premium would cause this Policy to fail to meet the federal tax definition of a life insurance contract in accordance with the Internal Revenue Code, we reserve the right to refund the amount to you with interest no later than 60 days after the end of the Policy Year when we receive the premium, but we assume no obligation to do so.

If the payment of any premium would cause the Policy to become a Modified Endowment, we will attempt to so notify you upon allocating the premium, but we assume no obligation to do so. In the event that we notify you, consistent with the terms of the notice you may choose whether you want the premium refunded to you. We reserve the right to refund any premiums that cause the Policy to become a Modified Endowment. Upon request, we will refund the premium, with interest, to you no later than 60 days after the end of the Policy Year in which we receive the premium.

     Planned Premiums. When applying for a Policy, you may select a plan for paying level premium payments semi-annually or annually. If you elect, AUL will also arrange for payment of planned premiums on a monthly basis under a pre-authorized payment arrangement. You are not required to pay premium payments in accordance with these plans; rather, you can pay more or less than planned, or skip a planned premium entirely. (See, however, "Premium Payments to Prevent Lapse" and "Guarantee Period and Required Premium for the Guarantee Period." Each premium after the initial premium must be at least $50. AUL may increase this minimum 90 days after we send you a written notice of such increase. Subject to the limits described above, you can change the amount and frequency of planned premiums whenever you want by sending Proper Notice to the Home Office. However, AUL reserves the right to limit the amount of a premium payment or the total premium payments paid.

Premium Payments to Prevent Lapse

Failure to pay planned premiums will not necessarily cause a Policy to lapse. Conversely, paying all planned premiums will not guarantee that a Policy will not lapse. The conditions that will result in your Policy lapsing will vary depending on whether a Guarantee Period is in effect, as follows:

     Grace Period. The Policy goes into default at the start of the grace period, which is a period to make a premium payment sufficient to prevent lapse. A Grace Period starts if the Net Cash Value on a Monthiversary will not cover the Monthly Deduction. AUL will send notice of the grace period and the amount required to be paid during the grace period to your last known address. The grace period shall terminate as of the date indicated in the notice, which shall comply with any applicable state law. Your Policy will remain in force during the grace period. If the Insured should die during the grace period, the Death Benefit proceeds will still be payable to the beneficiary, although the amount paid will be equal to the Death Benefit immediately prior to the start of the grace period, plus any benefits provided by rider, and less any outstanding loan and loan interest and overdue Monthly Deductions and mortality and expense risk charges as of the date of death. See "Amount of Death Benefit Proceeds." If the grace period premium payment has not been paid before the grace period ends, your Policy will lapse. It will have no value, and no benefits will be payable. See "Reinstatement."

A grace period also may begin if any outstanding loan and loan interest becomes excessive. See "Policy Loans."

     Guarantee Period and Required Premium for the Guarantee Period. The Guarantee Period is the period shown in the Policy during which the Policy will remain in force and will not begin the grace period, if on each Monthiversary, the sum of the premiums paid to date, less any Partial Surrenders, loans and loan interest, equals or exceeds the Required Premium for the Guarantee Period multiplied by the number of Policy Months since the Contract Date. If this test fails on any Monthiversary, the continuation of insurance guarantee terminates. The guarantee will not be reinstated.

The Required Premium for the Guarantee Period is shown on the Policy Data Page. If you make changes to the Policy after issue, the Required Premium for subsequent months may change. We will send you notice of the new Required Premium. The Required Premium per $1,000 factors for the Face Amount vary by risk class, Issue Age, and sex. Additional premiums for substandard ratings and rider benefits are included in the Required Premium.

     After the Guarantee Period. A grace period starts if the Net Cash Value on a Monthiversary will not cover the Monthly Deduction. A premium sufficient to keep the Contract in force must be submitted during the grace period.

Premium Allocations and Crediting

In the Policy application, you specify the percentage of a Net Premium to be allocated to the Investment Accounts and to the Fixed Account. The sum of your allocations must equal 100%, with at least 1% of the Net Premium payment allocated to each account selected by you. All Net Premium allocations must be in whole percentages. AUL reserves the right to limit the number of Investment Accounts to which premiums may be allocated. You can change the allocation percentages at any time, subject to these rules, by sending Proper Notice to the Home Office, by telephone if written authorization is on file with us or by using the Internet. The change will apply to the premium payments received with or after receipt of your notice.

The initial Net Premium  generally  is  allocated  to the Fixed

Account and the Investment Accounts in accordance with your allocation instructions on the later of the day the "right to examine" period expires, or the date we receive the premium at our Home Office. Subsequent Net Premiums are allocated as of the end of the Valuation Period during which we receive the premium at our Home Office.

We generally allocate all Net Premiums received prior to the Issue Date to our general account prior to the end of the "right to examine" period. We will credit interest daily on Net Premiums so allocated. However, we reserve the right to allocate Net Premiums to the Fixed Account and the Investment Accounts of the Separate Account in accordance with your allocation instructions prior to the expiration of the "right to examine" period. If you exercise your right to examine the Policy and cancel it by returning it to us, we will refund to you the greater of any premiums paid or the Account Value. At the end of the "right to examine" period, we transfer the Net Premium and interest to the Fixed Account and the Investment Accounts of the Separate Account based on the percentages you have selected in the application. For purposes of determining the end of the "right to examine" period, solely as it applies to this transfer, we assume that receipt of this Policy occurs five calendar days after the Issue Date.

Premium payments requiring satisfactory evidence of insurability will not be credited to the Policy until underwriting has been completed and the premium payment has been accepted. If the additional premium payment is rejected, AUL will return the premium payment immediately, without any adjustment for investment experience.

Transfer Privilege

You may transfer amounts between the Fixed Account and Investment Accounts or among Investment Accounts at any time after the "right to examine" period.

There currently is no minimum transfer amount, although we reserve the right to require a $100 minimum transfer. You must transfer the minimum amount, or, if less, the entire amount in the account from which you are transferring each time a transfer is made. If after the transfer the amount remaining in any account is less than $25, we have the right to transfer the entire amount. Any applicable transfer charge will be assessed. The charge will be deducted from the account(s) from which the transfer is made on a pro rata basis.

Transfers are made such that the Account Value on the date of transfer will not be affected by the transfer, except for the deduction of any transfer charge. Currently, all transfers are free. We reserve the right to limit the number of transfers to 12 per year, or to restrict transfers from being made on consecutive Valuation Dates.

If we determine that the transfers made by or on behalf of one or more Owners are to the disadvantage of other Owners, we may restrict the rights of certain Owners. We also reserve the right to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone transfers.

The first 12 transfers during each Policy Year are free. Any unused free transfers do not carry over to the next Policy Year. We reserve the right to assess a $25 charge for the thirteenth and each subsequent transfer during a Policy Year. For the purpose of assessing the charge, each request (internet or telephone request described below) is considered to be one transfer, regardless of the number of Investment Accounts or the Fixed Account affected by the transfer. The charge will be deducted from the Investment Account(s) from which the transfers are made.

Unless AUL restricts the right of an Owner to transfer funds as stated above, there is no limit on the number of transfers that can be made between Investment Accounts or to the Fixed Account. There is a limit on the amount transferred from the Fixed Account each Policy Year. See "Transfers from Fixed Account" for restrictions.

Telephone and Internet Transfers. Telephone transfers will be based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to us. Transfers initiated via AUL's Internet site, Account Services, AUL.COM, will be processed as a result of authorization given by the user accessing the site. We reserve the right to suspend telephone or internet transfer privileges at any time, for any reason, if we deem such suspension to be in the best interests of Owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone or via the Internet are genuine, and if we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

Initial Dollar Cost Averaging Program

Under the Initial DCA Program, the Owner selects either a six month Initial DCA Program or a twelve month Initial DCA Program. Once the first premium is deposited into the Enhanced Averaging Fixed Account, AUL will transfer out an amount each month that ensures that the entire balance of the Enhanced Averaging Fixed Account will be transferred within a six month or twelve month period based on the Owners election at issue. The unit values are determined on the dates of the transfers. To participate in the Program, AUL requires a minimum deposit of $10,000 into the Enhanced Averaging Fixed Account. Transfers to any of the Fixed Account(s) are not permitted under the Initial Dollar Cost Averaging Program. AUL offers the Initial Dollar Cost Averaging Program to Contract Owners at no charge, and the Company reserves the right to terminate, change or temporarily discontinue the Program at any time. Contract Owners may accelerate transfers into one or more Investment Accounts or discontinue participation in the Program at any time by providing Proper Notice to AUL. AUL must receive Proper Notice of such a change at least five days before a previously scheduled transfer is to occur.

Contract  Owners may only elect to  participate  in the  Initial

DCA Program by requesting it at issue. The Program will take effect on the first monthly transfer date following the premium receipt by AUL at its Home Office. The initial transfer will occur 30 days after the expiration of the "Right to Examine" period. Subsequent transfers will occur at monthly intervals after the date of the initial transfer. If the date is not a Valuation Date, then the transfer will be made on the next Valuation Date.

Ongoing Dollar Cost Averaging Program

The Ongoing Dollar Cost Averaging Program, if elected, enables you to transfer systematically and automatically, on a monthly basis, specified dollar amounts from the OneAmerica Money Market Investment Account ("MMIA") to other Investment Accounts. By allocating on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, participation in the Ongoing Dollar Cost Averaging Program does not assure a Contract Owner of greater profits from the purchases under the Program, nor will it prevent or necessarily alleviate losses in a declining market.

You specify the fixed dollar amount to be transferred automatically from the MMIA. At the time that you elect the Ongoing Dollar Cost Averaging Program, the Account Value in the MMIA from which transfers will be made must be at least $2,000.

You may elect this Program at the time of application by completing the authorization on the application or at any time after the Policy is issued by properly completing and returning the election form. Transfers made under the Ongoing Dollar Cost Averaging Program will commence on the Monthiversary on or next following the election.

Once elected, transfers from the MMIA will be processed until the value of the Investment Account is completely depleted, or you send us Proper Notice instructing us to cancel the transfers.

Currently, transfers made under the Ongoing Dollar Cost Averaging Program will not be subject to any transfer charge and will not count against the number of free transfers permitted in a Policy Year. We reserve the right to impose a $25 transfer charge for each transfer effected under a Ongoing Dollar Cost Averaging Program. We also reserve the right to alter the terms or suspend or eliminate the availability of the Ongoing Dollar Cost Averaging Program at any time.


Portfolio Rebalancing Program

You may elect to have the accumulated balance of each Investment Account redistributed to equal a specified percentage of the Variable Account. This will be done on a quarterly or annual basis from the Monthiversary on which the Portfolio Rebalancing Program commences. If elected, this plan automatically adjusts your Portfolio mix to be consistent with the allocation most recently requested. The redistribution will not count toward the 12 free transfers permitted each Policy Year. If the Ongoing Dollar Cost Averaging Program has been elected, the Portfolio Rebalancing Program will not commence until the Monthiversary following the termination of the Ongoing Dollar Cost Averaging Program.

You may elect this plan at the time of application by completing the authorization on the application or at any time after the Policy is issued by properly completing the election form and returning it to us. Portfolio rebalancing will terminate when you request any transfer (which includes a loan transaction) or the day we receive Proper Notice instructing us to cancel the Portfolio Rebalancing Program. We do not currently charge for this program. We reserve the right to alter the terms or suspend or eliminate the availability of portfolio rebalancing at any time.

                                  FIXED ACCOUNT

Summary of the Fixed Account

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account, may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may allocate some or all of the Net Premiums and transfer some or all of the Variable Account value to the Fixed Account, which is part of our General Account and pays interest at declared rates (subject to a minimum interest rate we guarantee to be 3%). Our General Account supports our insurance and annuity obligations.

The portion of the Account Value allocated to the Fixed Account will be credited with rates of interest, as described below. Since the Fixed Account is part of our General Account, we benefit from investment gain and assume the risk of investment loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The Account Value in the Fixed Account earns interest at one or more interest rates determined by AUL at its discretion and declared in advance ("Current Rate"), which are guaranteed by AUL to be at least an annual effective rate of 3% ("Guaranteed Rate"). AUL will determine a Current Rate from time to time and, generally, any Current Rate that exceeds the Guaranteed Rate will be effective for the Policies for a period of at least one year. We reserve the right to change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest. AUL bears the investment risk for Owner's Fixed Account values and for paying interest at the Current Rate on amounts allocated to the Fixed Account.

Enhanced Averaging Fixed Account

Initial and subsequent premiums in the first Contract Year, and prior to the expiration of the Initial DCA Program, may be allocated to the Enhanced Averaging Fixed Account. AUL will transfer out an amount each month that ensures that the entire balance of the Enhanced Averaging Fixed Account will be transferred within six months or one year after the initial deposit into this account.

Amounts allocated in the Enhanced Averaging Fixed Account earn interest at rates periodically determined by AUL that are guaranteed to be at least an effective annual rate of 3%. Any current rate that exceeds the guaranteed rate will be effective for a period of at least six months or one year after the initial deposit into the Enhanced Averaging Fixed Account. Subsequent deposits into the Enhanced Averaging Fixed Account will be credited with the current rate at the time of the deposit.

Calculation of the Fixed Account Value

Fixed Account value at any time is equal to amounts allocated or transferred to the Fixed Account, plus interest credited minus amounts deducted, transferred, or surrendered from the Fixed Account.

Transfers from the Fixed Account

The amount transferred from the Fixed Account in any Policy Year may not exceed 20% of the amount in the Fixed Account at the beginning of the Policy Year, less any Partial Surrenders made from the Fixed Account since that date, unless the balance after the transfer is less than $25, in which case we reserve the right to transfer the entire amount.

Payment Deferral

We reserve the right to defer payment of any surrender, Partial Surrender, or transfer from the Fixed Account for up to six months from the date of receipt of the Proper Notice for the partial or full surrender or transfer. In this case, interest on Fixed Account assets will continue to accrue at the then-current rates of interest.


                             CHARGES AND DEDUCTIONS

Premium Expense Charges

     Premium Tax Charge. A 2.5% charge for state and local premium taxes and related administrative expenses is deducted from each premium payment. The state and local premium tax charge reimburses AUL for premium taxes and related administrative expenses associated with the Policies. AUL expects to pay an average state and local premium tax rate (including related administrative expenses) of approximately 2.5% of premium payments for all states, although such tax rates range from 0% to 4%. This charge may be more or less than the amount actually assessed by the state in which a particular Owner lives.

     Sales Charge. AUL deducts a sales charge from each premium payment. The sales charge for contracts issued after May 1, 2000 is 2.5% of each premium paid.

Monthly Deduction

AUL will deduct Monthly Deductions on the Contract Date and on each Monthiversary. Monthly Deductions due on the Contract Date and any Monthiversaries prior to the Issue Date are deducted on the Issue Date. Your Contract Date is the date used to determine your Monthiversary. The Monthly Deduction consists of (1) cost of insurance charge, (2) monthly administrative charge, and (3) any charges for rider benefits, as described below. The Monthly Deduction is deducted from the Variable Account (and each Investment Account) and Fixed Account pro rata on the basis of the portion of Account Value in each account.

     Cost of Insurance Charge. This charge compensates AUL for the expense of providing insurance coverage. The charge depends on a number of variables and therefore will vary between Policies and from Monthiversary to Monthiversary. The Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are no greater than the 1980 Commissioners Standard Ordinary Non-Smoker and Smoker Mortality Tables (the "1980 CSO Tables") (and where unisex cost of insurance rates apply, the 1980 CSO-C Tables). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables. These rates are based on the Attained Age and underwriting class of the Insured. They are also based on the sex of the Insured, except that unisex rates are used where appropriate under applicable law, including in the state of Montana, and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. The cost of insurance rate generally increases with the Attained Age of the Insured. As of the date of this Prospectus, we charge "current rates" that are generally lower (i.e., less expensive) than the guaranteed rates, and we may also charge current rates in the future. The current rates may also vary with the Attained Age, gender, where permissible, duration of each Face Amount segment, Policy size and underwriting class of the Insured. For any Policy, the cost of insurance on a Monthiversary is calculated by multiplying the current cost of insurance rate for the Insured by the Risk Amount for that Monthiversary. The Risk Amount on a Monthiversary is the difference between the Death Benefit divided by 1.00246627 and the Account Value.

The cost of insurance charge for each Face Amount segment will be determined on each Monthiversary. AUL currently places Insureds in the following classes, based on underwriting: Standard Tobacco User, Standard Non-Tobacco User, Preferred Tobacco User, Preferred Non-Tobacco User. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-Tobacco User classes. Standard Non-Tobacco User rates are available for Issue Ages 0-85. Preferred Non-Tobacco and Preferred

Tobacco User rates are available for Issue Ages 20-85. The guaranteed maximum cost of insurance rate is set forth on the Policy Data Page of your Policy.

AUL places the Insured in a risk class when the Policy is given underwriting approval, based on AUL's underwriting of the application. When an increase in Face Amount is requested, AUL conducts underwriting before approving the increase (except as noted below), and a separate risk class may apply to the increase. If the risk class for the increase has higher guaranteed cost of insurance rates than the existing class, the higher guaranteed rates will apply only to the increase in Face Amount, and the existing risk class will continue to apply to the existing Face Amount. If the risk class for the increase has lower guaranteed cost of insurance rates than the existing class, the lower guaranteed rates will apply to both the increase and the existing Face Amount.

     Monthly Administrative Charge. The monthly administrative charge is a level monthly charge. For contracts issued after May 1, 2000, the charge is currently $17.50 during the first Policy Year, and $6 thereafter, which applies in all years. It is guaranteed not to exceed $10 after the first Policy Year. This charge reimburses AUL for expenses incurred in the administration of the Policies and the Separate Account. Such expenses include, but are not limited to: underwriting and issuing the Policy, confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Owner servicing and all accounting, valuation, regulatory and updating requirements.

     Cost of  Additional  Benefits  Provided by Riders.  The cost of  additional
benefits   provided  by  riders  is  charged  to  the   Account   Value  on  the
Monthiversary.

Mortality and Expense Risk Charge

AUL deducts this monthly charge from the Variable Account value pro rata based on the amounts in each account. The current charge is at an annual rate of 0.75% of Variable Account value during the first 10 Policy Years, and 0.25% thereafter, and is guaranteed not to increase for the duration of a Policy. AUL may realize a profit from this charge.

The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. AUL also assumes the mortality risk associated with guaranteeing the Death Benefit during the Guarantee Period. The expense risk AUL assumes is that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amounts realized from the monthly administrative charges assessed against the Policies.

Surrender Charge

During the first fifteen Policy Years, a surrender charge will be deducted from the Account Value if the Policy is completely surrendered for cash. The total surrender charge will not exceed the maximum surrender charge set forth in the Policy. The surrender charge is equivalent to 100% of the base coverage target premium for Policy Years 1 through 5, reducing thereafter by 10% annually through Policy Year 15. The "base coverage target premium" is the target premium associated with the base coverage of the Policy only, not including any riders or benefits.

Partial Surrenders are limited to the Cash Value of the Policy; therefore, there is no surrender charge assessed on Partial Surrenders. Any surrender in excess of Cash Value will constitute a complete surrender and the above surrender charge will apply.

The surrender charge for a reinstated Policy will be based on the number of Policy Years from the original Contract Date. For purposes of determining the surrender charge on any date after reinstatement, the period the Policy was lapsed will be credited to the total Policy period.

The table below shows the surrender charge (which is a percentage of target premium) deducted if the Policy is completely surrendered during the first fifteen Policy Years.

                                 Table of Surrender Charges

                          Policy Year        Percentage of Premium

                               1                     100%
                               2                     100%
                               3                     100%
                               4                     100%
                               5                     100%
                               6                      90%
                               7                      80%
                               8                      70%
                               9                      60%
                              10                      50%
                              11                      40%
                              12                      30%
                              13                      20%
                              14                      10%
                              15                       0%

Taxes

AUL does not currently assess a charge for any taxes other than state premium taxes incurred as a result of the establishment, maintenance, or operation of the Investment Accounts of the Separate Account. We reserve the right, however, to assess a charge for such taxes against the Investment Accounts if we determine that such taxes will be incurred.

Special Uses

We may agree to reduce or waive the surrender charge or the Monthly Deduction, or credit additional amounts under the Policies in situations where selling and/or maintenance costs associated with the Policies are reduced, such as the sale of several Policies to the same Owner(s), sales of large Policies, sales of Policies in connection with a group or sponsored arrangement or mass transactions over multiple Policies.

In addition, we may agree to reduce or waive some or all of these charges and/or credit additional amounts under the Policies for those Policies sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates. We may also agree to waive minimum premium requirements for such persons.

We will only reduce or waive such charges or credit additional amounts on any Policies where expenses associated with the sale of the Policy and/or costs associated with administering and maintaining the Policy are reduced. We reserve the right to terminate waiver/reduced charge and crediting programs at any time, including those for previously issued Policies.

Fund Expenses

Each Investment Account of the Separate Account purchases shares at the net asset value of the corresponding Portfolio. The net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and are described in the Funds' prospectuses.


                          HOW YOUR ACCOUNT VALUES VARY

There is no minimum guaranteed Account Value, Cash Value or Net Cash Value. These values will vary with the investment performance of the Investment Accounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Account Value. If the Net Cash Value on a Monthiversary is less than the amount of the Monthly Deduction to be deducted on that date and the Guarantee Period is not then in effect, the Policy will be in default and a grace period will begin. See "Premium Payments to Prevent Lapse."

Determining the Account Value

On the Contract Date, the Account Value is equal to the initial Net Premium less the Monthly Deductions deducted as of the Contract Date. On each Valuation Day thereafter, the Account Value is the aggregate of the Variable Account value, the Fixed Account value, and the Loan Account value. Account Value may be significantly affected on days when the New York Stock Exchange is open for trading but we are closed for business, and you will not have access to Cash Value on those days. The Account Value will vary to reflect the performance of the Investment Accounts to which amounts have been allocated, interest credited on amounts allocated to the Fixed Account, interest credited on amounts in the Loan Account, charges, transfers, Partial Surrenders, loans and loan repayments.

     Variable Account Value. When you allocate an amount to an Investment Account, either by Net Premium payment allocation or by transfer, your Policy is credited with accumulation units in that Investment Account. The number of accumulation units credited is determined by dividing the amount allocated to the Investment Account by the Investment Account's accumulation unit value at the end of the Valuation Period during which the allocation is effected. The Variable Account value of the Policy equals the sum, for all Investment Accounts, of the accumulation units credited to an Investment Account multiplied by that Investment Account's accumulation unit value.

The number of Investment Account accumulation units credited to your Policy will increase when Net Premium payments are allocated to the Investment Account and when amounts are transferred to the Investment Account. The number of Investment Account accumulation units credited to a Policy will decrease when the allocated portion of the Monthly Deduction and mortality and expense charge are taken from the Investment Account, a loan is made, an amount is transferred from the Investment Account, or a Partial Surrender is taken from the Investment Account.

     Accumulation Unit Values. An Investment Account's accumulation unit value is determined on each Valuation Date and varies to reflect the investment experience of the underlying Portfolio. It may increase, decrease, or remain the same from Valuation Period to Valuation Period. The accumulation unit value for the Money Market Investment Accounts were initially set at $1, and the accumulation unit value for each of the other Investment Accounts was arbitrarily set at $5 when each Investment Account was established. For each Valuation Period after the date of establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for an Investment Account for the prior Valuation Period by the net investment factor for the Investment Account for the current Valuation Period.

     Net Investment Factor. The net investment factor is used to measure the investment performance of an Investment Account from one Valuation Period to the next. For any Investment Account, the net investment factor for a Valuation Period is determined by dividing (a) by (b), where:

     (a) is equal to:

          1. the net asset value per share of the Portfolio held in the Investment Account determined at the end of the current Valuation Period; plus
          2. the per share amount of any dividend or capital gain distribution paid by the Portfolio during the Valuation Period; plus
          3. the per share credit or charge with respect to taxes, if any, paid or reserved for by AUL during the Valuation Period that are determined by AUL to be attributable to the operation of the Investment Account; and

     (b) is equal to:

          1. the net asset value per share of the Portfolio held in the Investment Account determined at the end of the preceding Valuation Period; plus
          2. the per share credit or charge for any taxes reserved for the immediately preceding Valuation Period.

     Fixed Account Value. On any Valuation Date, the Fixed Account value of a Policy is the total of all Net Premium payments allocated to the Fixed Account, plus any amounts transferred to the Fixed Account, plus interest credited on such Net Premium payments and amounts transferred, less the amount of any transfers from the Fixed Account, less the amount of any Partial Surrenders taken from the Fixed Account, and less the pro rata portion of the Monthly Deduction charged against the Fixed Account.

     Loan Account Value. On any Valuation Date, if there have been any Policy loans, the Loan Account value is equal to amounts transferred to the Loan Account from the Investment Accounts and from the Fixed Account as collateral for Policy loans and for due and unpaid loan interest, less amounts transferred from the Loan Account to the Investment Accounts and the Fixed Account as outstanding loans and loan interest are repaid, and plus interest credited to the Loan Account.


Cash Value and Net Cash Value

The Cash Value on a Valuation Date is the Account Value less any applicable surrender charges. The Net Cash Value on a Valuation Date is the Cash Value reduced by any outstanding loans and loan interest. Net Cash Value is used to determine whether a grace period starts. See "Premium Payments to Prevent Lapse." It is also the amount that is available upon full surrender of the Policy. See "Surrendering the Policy for Net Cash Value."


                    DEATH BENEFIT AND CHANGES IN FACE AMOUNT


As long as the Policy remains in force, AUL will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. AUL may require return of the Policy. The Death Benefit Proceeds may be paid in a lump sum, generally within seven calendar days of receipt of satisfactory proof (see "When Proceeds Are Paid"), or in any other way agreeable to you and us. Before the Insured dies, you may choose how the proceeds are to be paid. If you have not made a choice before the Insured dies, the beneficiary may choose how the proceeds are paid. The Death Benefit Proceeds will be paid to the beneficiary. See "Selecting and Changing the Beneficiary." Coverage is effective on the later of the date the initial premium is paid or the Issue Date.


Amount of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the sum of the Death Benefit in force as of the end of the Valuation Period during which death occurs, plus any rider benefits, minus any outstanding loan and loan interest on that date. If the date of death occurs during a grace period, the Death Benefit will still be payable to the beneficiary, although the amount will be equal to the Death Benefit immediately prior to the start of the grace period, plus any benefits provided by rider, and less any outstanding loan and loan interest and overdue Monthly Deductions and mortality and expense risk charges as of the date of death. Under certain circumstances, the amount of the Death Benefit may be further adjusted. See "Limits on Rights to Contest the Policy" and "Changes in the Policy or Benefits."

If part or all of the Death Benefit Proceeds is paid in one sum, AUL will pay interest on this sum if required by applicable state law from the date of the Insured's death to the date of payment.

Death Benefit Options

The Owner may choose one of two Death Benefit options. Under Option 1, the Death Benefit is the greater of the Face Amount or the Applicable Percentage (as described below) of Account Value on the date of the Insured's death. Under Option 2, the Death Benefit is the greater of the Face Amount plus the Account Value on the date of death, or the Applicable Percentage of the Account Value on the date of the Insured's death.

If investment performance is favorable, the amount of the Death Benefit may increase. However, under Option 1, the Death Benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all. Under Option 2, the Death Benefit will vary directly with the investment performance of the Account Value. To see how and when investment performance may begin to affect the Death Benefit, see "Illustrations of Account Values, Cash Values, Death Benefits and Accumulated Premium Payments."


                     Applicable Percentages of Account Value
Attained Age    Percentage     Attained Age   Percentage    Attained Age   Percentage     Attained Age   Percentage
     0-40            250%           50            185%           60             130%           70             115%
      41             243%           51            178%           61             128%           71             113%
      42             236%           52            171%           62             126%           72             111%
      43             229%           53            164%           63             124%           73             109%
      44             222%           54            157%           64             122%           74             107%
      45             215%           55            150%           65             120%          75-90           105%
      46             209%           56            146%           66             119%           91             104%
      47             203%           57            142%           67             118%           92             103%
      48             197%           58            138%           68             117%           93             102%
      49             191%           59            134%           69             116%           94             101%
                                                                                               95+            100%

Initial Face Amount and Death Benefit Option

The initial Face Amount is set at the time the Policy is issued. You may change the Face Amount from time to time, as discussed below. You select the Death Benefit option when you apply for the Policy. You also may change the Death Benefit option, as discussed below. We reserve the right, however, to decline any change which might disqualify the Policy as life insurance under federal tax law.

Changes in Death Benefit Option

Beginning one year after the Contract Date, as long as the Policy is not in the grace period, you may change the Death Benefit option on your Policy subject to the following rules. If you request a change from Death Benefit Option 2 to Death Benefit Option 1, the Face Amount will be increased by the amount of the Account Value on the date of change. The change will be effective on the Monthiversary following our receipt of Proper Notice.

If you request a change from Death Benefit Option 1 to Death Benefit Option 2, the Face Amount will be decreased by the amount of the Account Value on the date of change. We may require satisfactory evidence of insurability. The change will be effective on the Monthiversary following our approval of the change. We will not permit a change which would decrease the Face Amount below $50,000.

Changes in Face Amount

Beginning one year after the Contract Date, as long as the Policy is not in the grace period, you may request a change in the Face Amount. If a change in the Face Amount would result in total premiums paid exceeding the premium limitations prescribed under current tax law to qualify your Policy as a life insurance contract, AUL will refund, after the next Monthiversary, the amount of such excess above the premium limitations. Changes in Face Amount may cause the Policy to be treated as a Modified Endowment for federal tax purposes.

AUL reserves the right to decline a requested decrease in the Face Amount if compliance with the guideline premium limitations under current tax law would result in immediate termination of the Policy, payments would have to be made from the Cash Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Value under the Policy.

The Face Amount after any decrease must be at least $50,000. A decrease in Face Amount will become effective on the Monthiversary that next follows receipt of Proper Notice of a request.

Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. If you have made any increases to the Face Amount, the decrease will first be applied to reduce those increases, starting with the most recent increase. The decrease will not cause a decrease in either the Required Premium for the Guarantee Period or the surrender charge.

Any increase in the Face Amount must be at least $5,000 (unless otherwise provided by rider), and an application must be submitted. AUL reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by AUL from time to time. A change in planned premiums may be advisable. If the Policy is within the Guarantee Period on the effective date of the increase, Required Premiums will be increased accordingly. See "Premiums." The increase in Face Amount will become effective on the Monthiversary on or next following our approval of the increase.

For purposes of calculating cost of insurance charges, any Face Amount decrease will be used to reduce any previous Face Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Face Amount increases have been reduced, it will be used to reduce the initial Face Amount.

Selecting and Changing the Beneficiary

You select the beneficiary in your application. You may select more than one beneficiary. You may later change the beneficiary in accordance with the terms of the Policy. The primary beneficiary, or, if the primary beneficiary is not living, the contingent beneficiary, is the person entitled to receive the Death Benefit Proceeds under the Policy. If the Insured dies and there is no surviving beneficiary, the Owner (or the Owner's estate if the Owner is the Insured) will be the beneficiary. If a beneficiary is designated as irrevocable, then the beneficiary's written consent must be obtained to change the beneficiary.

                                  CASH BENEFITS

Policy Loans

Prior to the death of the Insured, you may borrow against your Policy by submitting Proper Notice to the Home Office at any time after the end of the "right to examine" period while the Policy is not in the grace period. The Policy is assigned to us as the sole security for the loan. The minimum amount of a new loan is $500. The maximum amount of a new loan is:

         1. 90% of the Account Value; less
         2. any loan interest due on the next Policy Anniversary; less
         3. any applicable surrender charges; less
         4. any existing loans and accrued loan interest.

Outstanding loans reduce the amount available for new loans. Policy loans will be processed as of the date your written request is received. Loan proceeds generally will be sent to you within seven calendar days. See "When Proceeds Are Paid."

     Interest. AUL will charge interest on any outstanding loan at an annual rate of 6.0%. Interest is due and payable on each Policy Anniversary while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the loan.

     Loan Collateral. When a Policy loan is made, an amount sufficient to secure the loan is transferred out of the Investment Accounts and the Fixed Account and into the Policy's Loan Account. Thus, a loan will have no immediate effect on the Account Value, but the Net Cash Value will be reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Investment Accounts from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Investment Account and from the Fixed Account in the same proportion that the Account Value in each Investment Account and the Fixed Account bears to the total Account Value in those accounts on the date that the loan is made. Due and unpaid interest will be transferred each Policy Anniversary from each Investment Account and the Fixed Account to the Loan Account in the same proportion that each Investment Account value and the Fixed Account bears to the total unloaned Account Value. The amount we transfer will be the amount by which the interest due exceeds the interest which has been credited on the Loan Account.

The Loan Account will be credited with interest daily at an effective annual rate of not less than 4.0%. Any interest credited in excess of the minimum guaranteed rate is not guaranteed.

     Loan Repayment; Effect if Not Repaid. You may repay all or part of your loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and will be credited as of the date received. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium, unless the premium would cause the Policy to fail to meet the federal tax definition of a life insurance contract in accordance with the Internal Revenue Code. Loan repayments, unlike premium payments, are not subject to premium expense charges. When a loan repayment is made, Account Value in the Loan Account in an amount equivalent to the repayment is transferred from the Loan Account to the Investment Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Account Value, but the Net Cash Value will be increased immediately by the amount of the loan repayment. Loan repayment amounts will be transferred to the Investment Accounts and the Fixed Account according to the premium allocation instructions in effect at that time.

If the Death Benefit becomes payable while a loan is outstanding, any outstanding loan and loan interest will be deducted in calculating the Death Benefit Proceeds. See "Amount of Death Benefit Proceeds."

If the Monthly Deduction exceeds the Net Cash Value on any Monthiversary when the Guarantee Period is not in force, the Policy will be in default. You will be sent notice of the default. You will have a grace period within which you may submit a sufficient payment to avoid termination of coverage under the Policy. The notice will specify the amount that must be repaid to prevent termination. See "Premium Payments to Prevent Lapse."

     Effect of Policy Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Policy values because the investment results of the Investment Accounts of the Separate Account and current interest rates credited on Account Value in the Fixed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Investment Accounts while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans may increase the potential for lapse if investment results of the Investment Accounts are less than anticipated. Also, loans could, particularly if not repaid, make it more likely than otherwise for a Policy to terminate. See "Tax Considerations" for a discussion of the tax treatment of Policy loans, and the adverse tax consequences if a Policy lapses with loans outstanding. In particular, if your Policy is a Modified Endowment, loans may be currently taxable and subject to a 10% penalty tax.

Surrendering the Policy for Net Cash Value

You may surrender your Policy at any time for its Net Cash Value by submitting Proper Notice to us. AUL may require return of the Policy. A surrender charge may apply. See "Surrender Charge." A surrender request will be processed as of the date your written request and all required documents are received. Payment will generally be made within seven calendar days. See "When Proceeds are Paid." The Net Cash Value may be taken in one lump sum or it may be applied to a settlement option. See "Settlement Options." The Policy will terminate and cease to be in force if it is surrendered for one lump sum or applied to a settlement option. It cannot later be reinstated. Surrenders may have adverse tax consequences. See "Tax Considerations."

Partial Surrenders

You may make Partial Surrenders under your Policy of at least $500 at any time after the end of the "right to examine" period by submitting Proper Notice to us. As of the date AUL receives Proper Notice for a Partial Surrender, the Account Value and, therefore, the Cash Value will be reduced by the Partial Surrender.

When you request a Partial Surrender, you can direct how the Partial Surrender will be deducted from the Investment Accounts and/or the Fixed Account. If you provide no directions, the Partial Surrender will be deducted from your Account Value in the Investment Accounts and Fixed Account on a pro rata basis. Partial Surrenders may have adverse tax consequences. See "Tax Considerations."

AUL will reduce the Face Amount by an amount equal to the Partial Surrender. AUL will reject a Partial Surrender request if the Partial Surrender would reduce the Face Amount below $50,000, or if the Partial Surrender would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by AUL.

Partial Surrender requests will be processed as of the date your written request is received, and generally will be paid within seven calendar days. See "When Proceeds Are Paid."

Settlement Options

At the time of surrender or death, the Policy offers various options of receiving proceeds payable under the Policy. These settlement options are summarized below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account. Any representative authorized to sell this Policy can further explain these options upon request.

You may apply proceeds of $2,000 or more which are payable under this Policy to any of the following options:

     Option 1 - Income for a Fixed Period. Proceeds are payable in equal monthly installments for a specified number of years, not to exceed 20.

     Option 2 - Life Annuity. Proceeds are paid in equal monthly installments for as long as the payee lives. A number of payments can be guaranteed, such as 120, or the number of payments required to refund the proceeds applied.

     Option 3 - Survivorship Annuity. Proceeds are paid in monthly installments for as long as either the first payee or surviving payee lives. A number of payments equal to the initial payment can be guaranteed, such as 120. A different monthly installment payable to the surviving payee can be specified. Any other method or frequency of payment we agree to may be used to pay the proceeds of this Policy.

Policy proceeds payable in one sum will accumulate at interest from the date of death or surrender to the payment date at the rate of interest then paid by us or at the rate specified by statute, whichever is greater. Based on the settlement option selected, we will determine the amount payable. The minimum interest rate used in computing payments under all options will be 3% per year. You may select or change an option by giving Proper Notice prior to the settlement date. If no option is in effect on the settlement date, the payee may select an option. If this Policy is assigned or if the payee is a corporation, association, partnership, trustee or estate, a settlement option will be available only with our consent.

If a payee dies while a settlement option is in effect, and there is no surviving payee, we will pay a single sum to such payee's estate. The final payment will be the commuted value of any remaining guaranteed payments.

Settlement option payments will be exempt from the claims of creditors to the maximum extent permitted by law.

     Minimum Amounts. AUL reserves the right to pay the total amount of the Policy in one lump sum, if less than $2,000. If monthly payments are less than $100, payments may be made less frequently at AUL's option.

The proceeds of this Policy may be paid in any other method or frequency of payment acceptable to us.

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Investment Accounts to which Variable Account Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Variable Account value to fund the purpose for which the Policy was purchased. Partial Surrenders and Policy loans may significantly affect current and future Account Value, Net Cash Value, or Death Benefit Proceeds. Depending upon Investment Account investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. See "Tax Considerations."

Life Insurance Retirement Plans

Any Owners or applicants who wish to consider using the Policy as a funding vehicle for non-qualified retirement purposes may obtain additional information from us. An Owner could pay premiums under a Policy for a number of years, and upon retirement, could utilize a Policy's loan and partial withdrawal features to access Account Value as a source of retirement income for a period of time. This use of a Policy does not alter an Owner's rights or our obligations under a Policy; the Policy would remain a life insurance contract that, so long as it remains in force, provides for a Death Benefit payable when the Insured dies.

Illustrations are available upon request that portray how the Policy can be used as a funding vehicle for non-qualified retirement plans, referred to herein as "life insurance retirement plans," for individuals. Illustrations provided upon request show the effect on Account Value, Cash Value, and the net Death Benefit of premiums paid under a Policy and partial withdrawals and loans taken for retirement income; or reflecting allocation of premiums to specified Investment Accounts. This information will be portrayed at hypothetical rates of return that are requested. Charts and graphs presenting the results of the illustrations or a comparison of retirement strategies will also be furnished upon request. Any graphic presentations and retirement strategy charts must be accompanied by a corresponding illustration; illustrations must always include or be accompanied by comparable information that is based on guaranteed cost of insurance rates and that presents a hypothetical gross rate of return of 0%. Retirement illustrations will not be furnished with a hypothetical gross rate of return in excess of 12%.

The hypothetical rates of return in illustrations are illustrative only and should not be interpreted as a representation of past or future investment results. Policy values and benefits shown in the illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, if premiums were not paid when due, and whether loan interest was paid when due. Withdrawals or loans may have an adverse effect on Policy benefits.

Risks of Life Insurance Retirement Plans

Using your Policy as a funding vehicle for retirement income purposes presents several risks, including the risk that if your Policy is insufficiently funded in relation to the income stream expected from your Policy, your Policy can lapse prematurely and result in significant income tax liability to you in the year in which the lapse occurs. Other risks associated with borrowing from your Policy also apply. Loans will be automatically repaid from the Death Benefit at the death of the Insured, resulting in the estimated payment to the beneficiary of the Death Benefit Proceeds, which will be less than the Death Benefit and may be less than the Face Amount. Upon surrender, the loan will be automatically repaid, resulting in the payment to you of the Net Cash Value. Similarly, upon lapse, the loan will be automatically repaid, and the Policy will terminate without value. Upon surrender, the loan will be automatically repaid. The automatic repayment of the loan upon lapse or surrender will cause the recognition of taxable income to the extent that Net Cash Value plus the amount of the repaid loan exceeds your basis in the Policy. Thus, under certain circumstances, surrender or lapse of your Policy could result in tax liability to you. In addition, to reinstate a lapsed Policy, you would be required to make certain payments. Thus, you should be careful to design a life insurance retirement plan so that your Policy will not lapse prematurely under various market scenarios as a result of withdrawals and loans taken from your Policy.

To avoid lapse of your Policy, it is important to design a payment stream that does not leave your Policy with insufficient Net Cash Value. Determinations as to the amount to withdraw or borrow each year warrant careful consideration. Careful consideration should also be given to any assumptions respecting the hypothetical rate of return, to the duration of withdrawals and loans, and to the amount of Account Value that should remain in your Policy upon its maturity. Poor investment performance can contribute to the risk that your Policy may lapse. In addition, the cost of insurance generally increases with the age of the Insured, which can further erode existing Net Cash Value and contribute to the risk of lapse.

Further, interest on a Policy loan is due to us for any Policy Year on the Policy Anniversary. If this interest is not paid when due, it is added to the amount of the outstanding loans and loan interest, and interest will begin accruing thereon from that date. This can have a compounding effect, and to the extent that the outstanding loan balance exceeds your basis in the Policy, the amounts attributable to interest due on the loans can add to your federal (and possibly state) income tax liability.

You should consult with your financial and tax advisors in designing a life insurance retirement plan that is suitable for your particular needs. Further, you should continue to monitor the Net Cash Value remaining in a Policy to assure that the Policy is sufficiently funded to continue to support the desired income stream and so that it will not lapse. In this regard, you should consult your periodic statements to determine the amount of the remaining Net Cash Value. Illustrations showing the effect of charges under the Policy upon existing Account Value or the effect of future withdrawals or loans upon the Policy's Account Value and Death Benefit are available from your representative. Consideration should be given periodically to whether the Policy is sufficiently funded so that it will not lapse prematurely.

Because of the potential risks associated with borrowing from a Policy, use of the Policy in connection with a life insurance retirement plan may not be suitable for all Owners. These risks should be carefully considered before borrowing from the Policy to provide an income stream.


                      OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

     Incontestability. In the absence of fraud, after the Policy has been in force during the Insured's lifetime for two years from the Contract Date, AUL may not contest the Policy. Any increase in the Face Amount will not be contested after the increase has been in force during the Insured's lifetime for two years following the effective date of the increase. If you did not request the Face Amount increase or if evidence of insurability was not required, we will not contest the increase.

If a Policy lapses and it is reinstated, we can contest the reinstated Policy during the first two years after the effective date of the reinstatement, but only for statements made in the application for reinstatement.

     Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years of the Contract Date or the effective date of any reinstatement (or less if required by state law), the amount payable by AUL will be equal to the premiums paid less any loan, loan interest, and any Partial Surrender.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Face Amount (or less if required by state law), the amount payable by AUL on such increase will be limited to the Monthly Deduction associated with the increase.

Changes in the Policy or Benefits

     Misstatement of Age or Sex. If it is determined the age or sex of the Insured as stated in the Policy is not correct, the Death Benefit will be the greater of: (1) the amount which would have been purchased at the Insured's correct age and sex by the most recent cost of insurance charge assessed prior to the date we receive proof of death; or (2) the Account Value as of the date we receive proof of death, multiplied by the Minimum Insurance Percentage for the correct age.

     Other Changes. Upon notice, AUL may modify the Policy, but only if such modification is necessary to: (1) make the Policy or the Separate Account comply with any applicable law or regulation issued by a governmental agency to which AUL is subject; (2) assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life contracts; (3) reflect a change in the operation of the Separate Account; or (4) provide different Separate Account and/or Fixed Account accumulation options.

AUL reserves the right to modify the Policy as necessary to attempt to prevent the Owner from being considered the owner of the assets of the Separate Account. In the event of any such modification, AUL will issue an appropriate endorsement to the Policy, if required. AUL will exercise these rights in accordance with applicable law, including approval of Owners, if required.

Any change of the Policy must be approved by AUL's President, Executive Vice President, Vice President or Secretary. No representative is authorized to change or waive any provision of the Policy.

Change of Insured

While the Policy is in force, it may be exchanged for a new Policy on the life of a substitute Insured. The exercise of this exchange is subject to satisfactory evidence of insurability for the substitute Insured. The Contract Date of the new Policy will generally be the same as the Contract Date of the exchanged Policy. The Issue Date of the new Policy will be the date of the exchange. The initial Cash Value of the new Policy will be the same as the Cash Value of the exchanged Policy on the date of the exchange. Exercise of the Change of Insured provision will result in a taxable exchange.

Exchange for Paid-Up Policy

You may exchange the Policy for a paid-up whole life policy by Proper Notice and upon returning the Policy to the Home Office. The new policy will be for the level face amount, not greater than the Policy's Face Amount, which can be purchased by the Policy's Net Cash Value. The new policy will be purchased using the continuous net single premium for the Insured's age upon the Insured's last birthday at the time of the exchange. We will pay you any remaining Net Cash Value that was not used to purchase the new policy.

At any time after this option is elected, the cash value of the new policy will be its net single premium at the Insured's then attained age. All net single premiums will be based on 3% interest and the guaranteed cost of insurance rates of the Policy. No riders may be attached to the new policy.

When Proceeds Are Paid

AUL will ordinarily pay any Death Benefit Proceeds, loan proceeds, Partial Surrender proceeds, or Full Surrender proceeds within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, AUL may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Separate Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners.

Dividends

You will receive any dividends declared by us as long as the Policy is in force. Dividend payments will be applied to increase the Account Value in the Investment Accounts and Fixed Account on a pro rata basis unless you request cash payment. We do not anticipate declaring any dividends.

Reports to Policy Owners

At least once a year, you will be sent a report at your last known address showing, as of the end of the current report period: Account Value, Cash Value, Death Benefit, amount of interest credited to amounts in the Fixed Account, change in value of amounts in the Separate Account, premiums paid, loans, Partial Surrenders, expense charges, and cost of insurance charges since the prior report. You will also be sent an annual and a semi-annual report for each Fund or Portfolio underlying an Investment Account to which you have allocated Account Value, including a list of the securities held in each Fund, as required by the 1940 Act. In addition, when you pay premiums (except for premiums deducted automatically), or if you take out a loan, transfer amounts among the Investment Accounts and Fixed Account or take surrenders, you will receive a written confirmation of these transactions.

Assignment

The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon AUL, it must be in writing and filed at the Home Office. Once AUL has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. If there are any irrevocable beneficiaries, you must obtain their written consent before assigning the Policy. AUL assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any loan on the Policy.

Reinstatement

The Policy may be reinstated within five years (or such longer period if required by state law) after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. Premium will be allocated based on the current allocations in effect for the Policy. See your Policy for further information.

Rider Benefits

The following rider benefits are available and may be added to your Policy at issue. (The CBR Rider is the only rider that may be added after issue). If applicable, monthly charges for these riders will be deducted from your Account Value as part of the Monthly Deduction. All of these riders may not be available in all states.

    Waiver of Monthly Deduction Disability (WMDD)
    Issue Ages: 0-55

     This  rider  waives  the  Monthly   Deduction  during  a  period  of  total
     disability. WMDD cannot be attached to Policies with Face Amounts in excess of $3,000,000 or rated higher than Table H.

     Monthly Deductions are waived for total disability following a six month waiting period. Monthly Deductions made during this waiting period are re-credited to the Account Value upon the actual waiver of the Monthly Deductions. If disability occurs before age 60, Monthly Deductions are waived as long as total disability continues. If disability occurs between ages 60-65, Monthly Deductions are waived as long as the Insured remains totally disabled but not beyond age 65.

    Guaranteed Insurance Option (GIO)
    Issue ages: 0-39 (standard risks only)

     This rider allows the Face Amount of the Policy to be increased by the option amount or less, without evidence of insurability on the Insured. These increases may occur on regular option dates or alternate option dates. See the rider contract for the specific dates.

    Children's Benefit Rider (CBR)
    Issue Ages:     14 Days - 20 Years (Children's ages)

     This rider provides level term insurance on each child of the Insured. At issue, each child must be at least 14 days old and less than 20 years of age, and the Insured must be less than 56 years old and not have a substandard rating greater than table H. Once CBR is in force, children born to the Insured are covered automatically after they are 14 days old. Children are covered under CBR until they reach age 22, when they may purchase, without evidence of insurability, a separate policy with up to five times the expiring face amount of the rider's coverage. The Insured must notify Us when all children covered under the CBR have attained the age of 22, in order for the charge for the rider to be discontinued.

    Other Insured Rider (OIR)
    Issue Ages:     0-85 (Other Insured's age)

     The Other Insured Rider is level term life insurance on someone other than the Insured. The minimum issue amount is $10,000; the maximum issue amount is equal to three times the Face Amount. A maximum of two OIRs may be added to the Policy. The OIR amount of coverage may be changed in the future, but increases are subject to evidence of insurability.

     Prior to the Other Insured's age 70, the OIR may be converted to a permanent individual policy without evidence of insurability. The OIR may be converted to permanent coverage on the Monthiversary following the date of the Insured's death.

    Same Insured Rider (SIR)
    Issue Ages:     0-85

     This rider provides level term life insurance on the Insured. The minimum issue amount is $10,000; the maximum issue is equal to three times the Face Amount of the Policy. Only one SIR may be added to the Policy. The SIR face amount may be changed (increases are subject to evidence of insurability). Prior to age 70 (55 for substandard risks), the Insured may convert the SIR to permanent coverage without evidence of insurability.

    Waiver of Premium Disability (WPD)
    Issue Ages:     0-55

     This rider pays a designated premium into the Account Value during a period of total disability. The minimum designated premium is $100. WPD may not be added to a Policy unless WMDD is already added. If disability occurs before age 60, the designated premium benefit is paid as long as total disability continues. If disability occurs between ages 60-65, the designated premium benefit is paid as long as the Insured remains totally disabled but not beyond age 65.

    Last Survivor Rider (LS)
    Issue Ages:     20-85

     This rider modifies the terms of the Policy to provide insurance on the lives of two Insureds rather than one. When the Last Survivor Rider is attached, the Death Benefit Proceeds are paid to the beneficiary upon the death of the last surviving Insured. The cost of insurance charges reflect the anticipated mortality of the two Insureds and the fact that the Death Benefit is not paid until the death of the surviving Insured. For a Policy containing the LS Rider to be reinstated, either both Insureds must be alive on the date of the reinstatement, or the surviving Insured must be alive and the lapse occurred after the death of the first Insured. The Incontestability, Suicide, and Misstatement of Age or Sex provisions of the Policy apply to either Insured.

     LS Rider also provides a Policy Split Option, allowing the Policy on two Insureds to be split into two separate Policies, one on the life of each Insured. The LS Rider also includes an Estate Preservation Benefit which increases the Face Amount of the Policy under certain conditions. The Estate Preservation Benefit is only available to standard risks and preferred risks.


    Automatic Increase Rider (AIR)
    Issue Ages:     0-55 (standard risks only)

     This rider increases the Insured's base coverage by 5% each year, without evidence of insurability. The 5% increase is compounded annually and is based on the base coverage Face Amount on Policy Anniversaries. No increases are made during any period in which the Monthly Deduction is being waived. Insured's initial base coverage must be at least $100,000. This rider is only available with Death Benefit Option 2.

     AIR terminates on the earliest of the following dates: the date an automatic increase is rejected, the date the Face Amount is decreased, the date requested in writing by the Owner, the date of Policy termination, or the anniversary date 20 years after issue of this rider. There is no charge for AIR. New coverage generated by the rider results in an increase in the target premium. All charges for any new coverage are based on the Insured's nearest age at the time of increase.

    Guaranteed Minimum Death Benefit Rider (GMDB)

     This rider extends the Guarantee Period as listed on the Policy Data Page. While the GMDB rider is in force, the Policy will remain in force and will not begin the grace period if on each Monthiversary, the sum of the premiums paid to date, less any Partial Surrenders, any outstanding loan and loan interest, equals or exceeds the required premium for the Guaranteed Minimum Death Benefit multiplied by the number of Policy months since the

     Contract Date. The guarantee provided by this rider terminates if this test is failed on any Monthiversary. The guarantee will not be reinstated. The GMDB Rider is only available to standard and preferred risks.

    Accelerated Death Benefit Rider (ABR)

     This rider allows for a prepayment of a portion of the Policy's Death Benefit while the Insured is still alive, if the Insured has been diagnosed as terminally ill, and has 12 months or less to live. The minimum amount available is $5,000. The maximum benefit payable (in most states) is the lesser of $500,000 or 50% of the Face Amount. ABR may be added to the Policy at any time while it is still in force. This rider is not available if the Last Survivor Rider is issued. There is no charge for ABR. The Accelerated Death Benefit Rider cannot be exercised if Long Term Care Accelerated Death Benefits are paid.

    Long-Term Care Accelerated Death Benefit Rider

     Applicants residing in states that have approved the Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to AUL receiving satisfactory additional evidence of insurability. This rider may be attached along with a Last Survivor Rider. The ADBR is not yet available in all states and the form and/or terms under which it is available may vary from state to state. The ADBR permits the Owner to receive, at his or her request and upon approval by AUL in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") and an additional extended long-term care benefit when one of the following three events occurs:

          1. Confinement to a Long-Term Care Facility. An Insured is determined to be Chronically Ill (as defined below) and has been confined to a Long-Term Care Facility for at least 90 days during a period of 270 consecutive days.

          2. Home Health Care. An Insured is determined to be Chronically Ill (as defined below) and has been receiving home health care (as defined in the rider) for at least 90 days during a period of 270 consecutive days.

          3. Adult Day Care. An Insured is determined to be Chronically Ill (as defined below) and has been receiving adult day care (as defined in the rider) for at least 90 days during a period of 270 consecutive days.

     Chronically Ill means that an Insured has been certified (within the preceding 12-month period) by a licensed health care practitioner as (1) being expected to be unable to perform (without substantial assistance from another individual) at least two activities of daily living, including bathing, continence, dressing, eating, toileting, and transferring, during a period of at least 90 days; or (2) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR). A charge for this rider will be deducted from the Account Value as part of the monthly deductions.


     Tax Consequences of the ADBR. Subject to certain limitations, the benefits payable under the ADBR will generally be excludible from income for Federal income tax purposes. See "Tax Considerations."

     Amount of the Accelerated Death Benefit. The ADBR provides for monthly payments subject to a long-term care benefit balance not to exceed the current Policy Death Benefit less any outstanding Policy loans and loan interest, and additional long-term care benefit payments equal to twelve monthly payments. Subject to a maximum monthly benefit of $10,000, the monthly benefits under the ADBR will be the actual cost of long-term care expenses up to a maximum of 1/36th of the Death Benefit for care in a long-term care facility or home health care; or the actual expenses up to a maximum of 1/72nd of the Death Benefit for adult day care.

     Conditions for Receipt of Long-Term Care Accelerated Death Benefit Rider. In order to receive benefits from this rider, the Policy and rider must be in force and an Owner must submit Proper Notice of the claim to us at our Home Office. Proper Notice means notice that is received at our Home Office in a form acceptable to us.

We may request additional medical information from the Insured's physician and/or may require an independent physical examination (at our expense) before approving the claim for payment of benefits. We will not approve any benefits under the rider for a claim which is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

     Effect on Existing Policy. The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of the payments. If the Owner makes a request for a long-term care accelerated death benefit payment, the Policy's Account Value will be reduced proportionally. Therefore, depending upon the number and amount of payments, this may result in the Account Value being reduced to zero.

Your determination as to how to purchase a desired level of insurance coverage should be based on specific insurance needs. Consult your sales representative for further information.

Additional rules and limits apply to these rider benefits. Not all such benefits may be available at any time, and rider benefits in addition to those listed above may be made available. Please ask your AUL representative for further information, or contact the Home Office.

                               TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon AUL's understanding of the present federal tax laws as they currently are interpreted by the Internal Revenue Service (the "IRS").

Tax Status of the Policy

In order to attain the tax benefits normally associated with life insurance, the Policy must be classified for federal income tax purposes as a life insurance contract. Section 7702 of the Internal Revenue Code sets forth a definition of a life insurance contract for federal income tax purposes. The U.S. Treasury Department (the "Treasury") is authorized to prescribe regulations implementing
Section 7702. While proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how
Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance contract.

With respect to a Policy issued on a standard basis, AUL believes that such a Policy should meet the Section 7702 definition of a life insurance contract. With respect to a Policy that is issued on a substandard basis (i.e., a premium class with extra rating involving higher than standard mortality risk) or one involving joint insureds, there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. If the requirements of Section 7702 were deemed not to have been met, the Policy would not provide the tax benefits normally associated with life insurance and the tax status of all contracts invested in the Investment Account to which premiums were allocated under the non-qualifying contract might be affected.

If it is subsequently determined that a Policy does not satisfy Section 7702, AUL may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, AUL reserves the right to modify the Policy as it deems necessary in its sole discretion to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Internal Revenue Code requires that the investments of each of the Investment Accounts must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code. The Investment Accounts, through the Portfolios, intend to comply with the diversification requirements prescribed in Treas. Reg. Section 1.817-5, which affect how the Portfolio's assets are to be invested. AUL believes that the Investment Accounts will meet the diversification requirements, and AUL will monitor continued compliance with this requirement.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the investment accounts used to support their contracts. In those circumstances, income and gains from the investment account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of investment account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which contract holders may direct their investments to particular investment accounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of investment account assets. For example, an Owner has additional flexibility in allocating Net Premium payments and Account Value. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Investment Accounts. In addition, AUL does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. AUL therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the Owner of a pro rata share of the assets of the Investment Accounts.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

     In General. AUL believes that the proceeds and Account Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance contract for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Internal Revenue Code. However, if you elect a settlement option for a Death Benefit other than in a lump sum, a portion of the payment made to you may be taxable.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit option, a Policy loan, a Partial Surrender, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depends on the circumstances of each Owner or beneficiary.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment. Upon a complete surrender or lapse of a Policy, whether or not a Modified Endowment, the excess of the amount received plus the amount of any outstanding loans and loan interest over the total investment in the Policy will generally be treated as ordinary income subject to tax.

     Modified Endowments. Section 7702A establishes a class of life insurance Policies designated as "Modified Endowment Contracts." The rules relating to whether a Policy will be treated as a Modified Endowment are extremely complex and cannot be adequately described in the limited confines of this summary. In general, a Policy will be a Modified Endowment if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a Modified Endowment after a material change. The determination of whether a Policy will be a Modified Endowment after a material change generally depends upon the relationship of the Death Benefit and Account Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Policy's flexibility, classification as a Modified Endowment will depend on the individual circumstances of each Policy. In view of the foregoing, a current or prospective Owner should consult with a tax advisor to determine whether a Policy transaction will cause the Policy to be treated as a Modified Endowment. However, at the time a premium is credited which in AUL's view would cause the Policy to become a Modified Endowment, AUL will attempt to notify the Owner that unless a refund of the excess premium (with any appropriate interest) is requested by the Owner, the Policy will become a Modified Endowment. However, we do not undertake to provide such notice. The Owner will have 30 days after receiving such notification to request the refund.

Policies  classified as Modified  Endowments  will be subject to the  following:
First, all distributions, including distributions upon surrender and Partial Surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy, are treated as distributions from the Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

If a Policy becomes a Modified Endowment after it is issued, distributions made during the Policy Year in which it becomes a Modified Endowment, distributions in any subsequent Policy Year and distributions within two years before the Policy becomes a Modified Endowment will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a Modified Endowment could later become taxable as a distribution from a Modified Endowment.

All Modified Endowments that are issued by AUL (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment for purposes of determining the amount includable in an Owner's gross income under
Section 72(e) of the Internal Revenue Code.

Distributions from a Policy that is not a Modified Endowment are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment are not treated as distributions. Instead, such loans are treated as advances of the death benefit to the Owner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment are subject to the 10 percent additional income tax.

     Policy Loan Interest. Generally, consumer interest paid on any loan under a Policy which is owned by an individual is not deductible for federal or state income tax purposes. The deduction of other forms of interest paid on Policy loans may also be subject to other restrictions under the Internal Revenue Code. A qualified tax advisor should be consulted before deducting any Policy loan interest.

     Investment in the Policy. Investment in the Policy means: (1) the aggregate amount of any premiums or other consideration paid for a Policy, minus (2) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment, to the extent such amount is excluded from gross income, will be disregarded), plus (3) the amount of any loan from, or secured by, a Policy that is a Modified Endowment to the extent that such amount is included in the gross income of the Owner.

     Tax Treatment of Long-Term Care Accelerated Death Benefit Rider. It is intended that the Long-Term Care Accelerated Death Benefit Rider benefits provided by this Policy qualify as tax-free benefits under section 7702B(b) and/or section 101(g) of the Internal Revenue Code. Benefit amounts from this Policy plus any per diem long-term care insurance benefits will be includible in income if they exceed the limits set in section 7702B(b).

Charges for this rider may be treated as a taxable distribution from the Policy (and might also be subject to the 10% penalty tax if the Policy is a Modified Endowment Contract as discussed previously). The Long-Term Care Accelerated Death Benefit Rider may be issued in certain States as a "non-qualified" rider; i.e., it would not constitute qualified long-term care insurance under section 7702B(b) of the Code. Tax treatment of non-qualified benefits is uncertain at this time.

The tax comments in this section reflect our understanding of the current federal tax laws as they relate to the Long-Term Care Accelerated Death Benefit Rider. Since these laws are subject to interpretation and change, we recommend you seek individual advice from your tax advisor.

Estate and Generation Skipping Taxes

When the Insured dies, the Death Benefits will generally be includible in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. Nothing would be includible in the Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. An unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse.

If the Owner (whether or not he or she is the Insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax with the taxable amount being the value of the Policy. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Because these rules are complex, the Owner should consult with a qualified tax advisor for specific information if ownership is passing to younger generations.

Life Insurance Purchased for Use in Split Dollar Arrangements

The Internal Revenue Service in Notice 2001-10 (initially released to the public on January 9, 2001 and then officially published in IRB 2005-05 on January 29,
2001) has announced a change in the rules that have governed split-dollar life insurance since 1964. This change is in the form of "interim guidance." Although it cannot be stated with certainty that the inevitable impact of these rules will be severely negative in their effect on split-dollar life insurance, purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax advisor to determine the tax treatment resulting from such an arrangement.

Taxation Under Section 403(b) Plans

     Purchase Payments. Under Section 403(b) of the Code, payments made by certain employers (i.e., tax-exempt organizations meeting the requirements of Section 501(c)(3) of the Code, or public educational institutions) to purchase Policies for their employees are excludible from the gross income of employees to the extent that such aggregate purchase payments do not exceed certain limitations prescribed by the Code. This is the case whether the purchase payments are a result of voluntary salary reduction amounts or employer contributions. Salary reduction payments, however, are subject to FICA (social security) taxes.

     Taxation of Distributions. Distributions from a Section 403(b) Policy are taxed as ordinary income to the recipient. Taxable distributions received before the employee attains Age 59 1/2 generally are subject to 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax including distributions following the employee's death, disability, separation from service after age 55, separation from service at any age if the distribution is in the form of an annuity for the life (or life expectancy) of the employee (or the employee and Beneficiary), and distributions not in excess of deductible medical expenses. In addition, no distributions of voluntary salary reduction amounts made for years after December 31, 1988 (plus earnings thereon and earnings on Policy Values as of December 31, 1988) will be permitted prior to one of the following events: attainment of age 59 1/2 by the employee or the employee's separation from service, death, disability or hardship. (Hardship distributions will be limited to the lesser of the amount of the hardship or the amount of salary reduction contributions, exclusive of earnings thereon.)

     Required Distributions. At the time of retirement, the Policy must be: (1) transferred to a non-life insurance 403(b) contract which complies with the distribution requirements of the Internal Revenue Code and will continue in force, subject to the payment of any required premium, and the provisions of the 403(b) Policy endorsement will no longer apply to the Policy; or (2) surrendered; or (3) distributed.

Non-Individual Ownership of Contracts

If the Owner of a Policy is an entity rather than an individual, the tax treatment may differ from that described above. Accordingly, prospective Owners that are entities should consult a qualified tax advisor.

Possible Charge for AUL's Taxes

At the present time, AUL makes no charge for any federal, state or local taxes (other than the charge for state and local premium taxes) that it incurs that may be attributable to the

Investment Accounts or to the Policies. However, AUL reserves the right to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Investment Accounts or to the Policies.


                  OTHER INFORMATION ABOUT THE POLICIES AND AUL

Policy Termination

The Policy will terminate, and insurance coverage will cease, as of: (1) the end of the Valuation Period during which we receive Proper Notice to surrender the Policy; (2) the expiration of a grace period; or (3) the death of the Insured. See "Surrendering the Policy for Net Cash Value," "Premium Payments to Prevent Lapse," and "Death Benefit and Changes in Face Amount."

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Separate Account and, therefore, indirectly for the Policies. In addition, the Funds have advised us that they are available to registered separate accounts of insurance companies, other than AUL, offering variable annuity and variable life insurance policies.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares as an investment medium for products other than the Policies. However, there is a theoretical possibility that a material conflict of interest may arise between Owners whose Cash Values are allocated to the Separate Account and the owners of variable life insurance policies and variable annuity contracts issued by other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors/Trustees of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate in view of the purposes of the Separate Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company. We will not substitute any shares attributable to a Policy's interest in an Investment Account of the Separate Account without notice to you and prior approval of the SEC and state insurance authorities, to the extent required by the Investment Company Act of 1940 or other applicable law.

We also reserve the right to establish additional Investment Accounts of the Separate Account, each of which would invest in shares corresponding to a Portfolio of a Fund or in shares of another investment company having a specified investment objective. Any new Investment Accounts may be made available to existing Owners on a basis to be determined by AUL. Subject to applicable law and any required SEC approval, we may, in our sole discretion, eliminate one or more Investment Accounts if marketing needs, tax considerations or investment conditions warrant.

If any of these substitutions or changes are made, we may, by appropriate endorsement, change the Policy to reflect the substitution or change.

If we deem it to be in the best interests of persons having voting rights under the Policies (subject to any approvals that may be required under applicable law), the Separate Account may be operated as a management investment company under the Investment Company Act of 1940, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AUL separate accounts.


Sale of the Policies

The Policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue the offering. Applications for Policies are solicited by representatives who are licensed by applicable state insurance authorities to sell our variable life contracts and who are also registered representatives of OneAmerica Securities, Inc., which is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. OneAmerica Securities, Inc., is a wholly owned subsidiary of American United Life Insurance Company, and is the distributor and "principal underwriter," as defined in the Investment Company Act of 1940, of the Policies for the Separate Account. We are not obligated to sell any specific number of Policies.

Registered representatives may be paid commissions on Policies they sell. Representatives generally will be paid 50% of planned premiums paid in the first year for premiums up to target premium. For planned premiums paid in excess of target premium, registered representatives will also receive 3% of that excess. Additional commissions may be paid in certain circumstances. Other allowances and overrides also may be paid.

State Regulation

AUL is subject to regulation by the Department of Insurance of the State of Indiana, which periodically examines the financial condition and operations of AUL. AUL is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this Prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

AUL is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Litigation

The Separate Account is not a party to any litigation. Its depositor, AUL, as an insurance company, ordinarily is involved in litigation. AUL is of the opinion that at present, such litigation is not material to the Owners of the Policies.

Legal Matters


Dechert LLP, Washington, D.C., has provided advice on certain matters relating to the federal securities laws. Matters of Indiana law pertaining to the Policies, including AUL's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by John C. Swhear, Assistant General Counsel of AUL.


Financial Statements

Financial statements of AUL and the Variable Account as of December 31, 2002 are included in the Statement of Additional Information.


                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

                                TABLE OF CONTENTS
Description                                                                Page

GENERAL INFORMATION AND HISTORY ..........................................  3

DISTRIBUTION OF CONTRACTS ................................................  3

CUSTODY OF ASSETS ........................................................  3

INDEPENDENT ACCOUNTS .....................................................  3

PERFORMANCE INFORMATION ..................................................  4

FINANCIAL STATEMENTS .....................................................  10


================================================================================

          No dealer, salesman or any other person is authorized by the AUL American Individual Variable Life Unit Trust or by AUL to give any information or to make any representation other than as contained in this Prospectus in connection with the offering described herein.


          The Statement of Additional Information contains additional information about the Variable Account and AUL. To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information please call 1-800-863-9354 or write to us at One American Square, P.O. Box 7127, Indianapolis, Indiana 46206-7127.


          The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional
          Information and other information about us and the Contract. Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

          The products described herein are not insured by the Federal Deposit Insurance Corporation; are not deposits or other obligations of the financial institution and are not guaranteed by the financial institution; and are subject to investment risks, including possible loss of the principal invested.

          Investment Company Act of 1940 Registration File No. 811-8311

================================================================================

                AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST

                    FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE


                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)
                               One American Square
                           Indianapolis, Indiana 46282


                                   PROSPECTUS

                               Dated: May 1, 2003

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2003

                AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST

                    FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE


                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)
                               One American Square
                           Indianapolis, Indiana 46282

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Flexible Premium Adjustable Variable Life policies, dated May 1, 2003.

          A Prospectus is available without charge by calling the number listed above or by writing to the address listed above.

                                TABLE OF CONTENTS
Description                                                                                        Page

GENERAL INFORMATION AND HISTORY ...............................................................  3

DISTRIBUTION OF CONTRACTS .....................................................................  3

CUSTODY OF ASSETS .............................................................................  3

INDEPENDENT ACCOUNTS ..........................................................................  3

PERFORMANCE INFORMATION .......................................................................  4

FINANCIAL STATEMENTS ..........................................................................  10

                         GENERAL INFORMATION AND HISTORY

     For a general description of AUL and AUL American Individual Variable Life Unit Trust (the "Variable Account"), see the section entitled "Information about AUL, The Variable Account, and The Funds" in the Prospectus.

                            DISTRIBUTION OF CONTRACTS

     OneAmerica Securities, Inc. is the Principal Underwriter and the Distributor for the variable life contracts (the "Contracts") described in the Prospectus and in this Statement of Additional Information. It's principal business address is the same as the Depositor's. OneAmerica Securities, Inc. is a wholly owned subsidiary of AUL and is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer. The Contracts are currently being sold in a continuous offering. While AUL does not anticipate discontinuing the offering of the Contracts, it reserves the right to do so. The Contracts are sold by registered representatives of OneAmerica Securities, Inc., who are also licensed insurance agents.

     AUL also has sales agreements with various broker-dealers under which the Contracts will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life contracts. The broker-dealers are required to be registered with the SEC and members of the National Association of Securities Dealers, Inc.

     OneAmerica   Securities  serves  as  the  Principal   Underwriter   without
compensation from the Variable Account.

                                CUSTODY OF ASSETS

     The assets of the Variable Account are held by AUL. The assets are kept physically segregated and are held separate and apart from the assets of other separate accounts of AUL and from AUL's General Account assets. AUL maintains records of all purchases and redemptions of shares of the Funds offered hereunder.

                             INDEPENDENT ACCOUNTANTS


     The combined balance sheets for OneAmerica Financial Partners, Inc. at December 31, 2002 and 2001 and the related combined statements of operations, changes in shareholder's equity and comprehensive income and statements of cash flows for the years then ended, appearing herein have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report thereon appearing elsewhere herein, and are included herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                             PERFORMANCE INFORMATION

     Performance information for the Investment Accounts is shown below under "Performance of the Investment Accounts." Performance information for the Investment Accounts may also appear in promotional reports and literature to current or prospective Contract Owners in the manner described in this section. Performance information in promotional reports and literature may include the yield and effective yield of the Investment Account investing in the OneAmerica Money Market Portfolio ("Money Market Investment Account"), the yield of the remaining Investment Accounts, the average annual total return and the total return of all Investment Accounts.

     Current yield for the Money Market Investment Account will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro rata share of the Investment Account's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent.

     Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                             365/7
Effective Yield  =  [(Base Period Return + 1)     ] - 1


Quotations of yield for the remaining Investment Accounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

             a-b       6
YIELD =  2[(-----) + 1)  - 1]
             cd

where a = net investment income earned during the period by the Portfolio attributable to shares owned by the Investment Account

      b = expenses accrued for the period (net of reimbursements), c = the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

      d = the value (maximum offering period) per Accumulation Unit on the last day of the period.

Other Variable Accounts

"Yield" of the other variable accounts is computed in accordance with a different standard method prescribed by the SEC. For each variable account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

     YIELD = 2[ (a-b + 1) (To the power of 6) - 1]
                 ---
                 cd

Where:

        a = net investment income earned during the period by the underlying portfolio of the variable account

        b =    expenses accrued for the period (net of reimbursements)

        c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends

        d = the unit value of the accumulation units on the last day of the period.

The yield of each variable account does not reflect the deduction of any charges for the policy.

The variable accounts' yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the variable account's performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a variable account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Quotations of average annual total return for any Investment Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five, and ten years (or, if less, up to the life of the Investment Account), calculated pursuant to the following formula: P(1 + T)**n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Hypothetical quotations of average total return may also be shown for an Investment Account for periods prior to the time that the Investment Account commenced operations based upon the performance of the mutual fund portfolio in which that Investment Account invests, as adjusted for applicable charges. All standardized total return figures reflect the deduction of the applicable withdrawal charge, the administrative fee, maximum rider charges, the Annual Contract Fee, and the mortality and expense risk charge. Quotations of total return, actual and hypothetical, may simultaneously be shown that do not take into account certain contractual charges such as the withdrawal charge and the Annual Contract Fee and quotations of total return may reflect other periods of time.

     Performance information for an Investment Account may be compared, in promotional reports and literature, to: (1) the Standard & Poor's 500 Composite Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare an Investment Account's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for any Investment Account reflects only the performance of a hypothetical Contract under which an Owner's Account Value is allocated to an Investment Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Funds in which the Investment Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Promotional reports and literature may also contain other information including (1) the ranking of any Investment Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria; (2) the effect of tax-deferred compounding on an Investment Account's investment returns, or returns in general, which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis; (assuming one or more tax rates) with the return on a taxable basis; and (3) AUL's rating or a rating of AUL's claim-paying ability by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Separate account performance

To help you understand how investment performance can affect your accumulated value in the separate account, we are including performance information based on the historical performance of the variable accounts.

The following table presents the annualized total return for each variable account for the period from each variable account's commencement of operations or 10 years, whichever is greater. The figures in the table do not reflect the deduction of any policy fees or expenses, which include premium loads, cost of insurance, policy administrative fees and charges, mortality and expense risk charges, surrender charges, or any other charges that may be incurred under the policy.

The results shown in this section are not an estimate or guarantee of future investment performance.


                     Historical Separate Account Performance

           Annualized Rates of Return for Periods Ended December 31, 2002

                   All numbers are expressed as a percentage



                                  Inception   Inception
                                   Date of     Date of                                     10 Year
                                    Mutual    Investment                                   or since
Investment Account                   Fund      Account        1 Year         5 Years       Inception
------------------                   ----      -------       --------       --------       --------
OneAmerica Asset Director           4/10/90    12/31/02      (2.56%)         6.03%          9.22%
OneAmerica Investment
  Grade Bond                        4/10/90    12/31/02       7.90%          6.61%          6.67%
OneAmerica Money Market             4/10/90    12/31/02       1.21%          4.07%          4.11%
OneAmerica Value                    4/10/90    12/31/02      (6.99%)         5.33%         10.91%
Alger American Growth               1/09/89    12/31/02     (32.99%)        (0.06%)         9.18%
Alger American Small
 Capitalization                     9/20/88    12/31/02     (26.22%)       (11.73%)        (1.50%)
American Century(R)VP Income &
 Growth                            10/30/97    12/31/02     (19.37%)        (5.65%)        (9.45%)
American Century(R) VP
 International                      5/01/94    12/31/02     (20.37%)        (1.75%)        (9.11%)
Fidelity(R) VIP Asset Manager       9/06/89    12/31/02      (8.73%)         1.45%          7.06%
Fidelity(R) VIP Contrafund(R)       1/03/95    12/31/02      (9.35%)         3.71%          0.11%
Fidelity(R) VIP Equity-Income      10/09/86    12/31/02     (16.95%)         0.31%          9.78%
Fidelity(R) VIP Growth             10/09/86    12/31/02     (30.10%)        (0.36%)         8.43%
Fidelity(R) VIP High Income         9/19/85    12/31/02       3.44%         (6.04%)         3.45%
Fidelity(R) VIP Index 500           8/27/92    12/31/02     (22.25%)        (0.84%)         9.03%
Fidelity(R) VIP Money Market        8/27/92    12/31/02       1.68%          4.55%          4.70%
Fidelity(R) VIP Overseas            1/28/87    12/31/02     (20.28%)        (3.95%)         4.69%
INVESCO VIF-Dynamics Fund           8/25/97    12/31/02     (33.08%)        (3.83%)       (24.59%)
INVESCO VIF-Financial Services Fund 9/21/99    12/31/02     (15.56%)         n.a.         (13.87%)
INVESCO VIF-Health Sciences Fund    5/22/97    12/31/02     (25.24%)         4.27%        (20.29%)
INVESCO VIF-High Yield Fund         5/27/94    12/31/02      (1.38%)        (7.90%)         3.42%
INVESCO VIF-Utilities Fund          1/03/95    12/31/02     (22.29%)        (5.33%)       (19.90%)
Janus Flexible Income               9/13/93    12/31/02      10.48%          5.67%          7.80%
Janus Worldwide Growth              9/13/93    12/31/02     (25.50%)        (2.36%)       (10.96%)
PBHG Growth II                      5/01/97    12/31/02     (30.43%)        (5.84%)       (15.66%)
PBHG Technology
 & Communications                   5/01/97    12/31/02     (53.99%)       (10.91%)       (29.00%)
SAFECO RST Equity                   4/03/87    12/31/02     (25.91%)        (3.95%)         8.60%
SAFECO RST Growth
 Opportunities                      1/07/93    12/31/02     (37.67%)        (5.59%)        (9.02%)
T. Rowe Price Equity Income         3/31/94    12/31/02     (13.12%)         2.43%          0.55%
T. Rowe Price Limited-Term Bond     3/29/95    12/31/02       5.39%          5.90%          8.05%
T. Rowe Price Mid-Cap Growth       12/31/96    12/31/02     (21.25%)         4.55%         (8.39%)

AMT Fasciano                                                  n.a.           n.a.          (1.69%)
AMT Regency                                                 (10.57%)         n.a.          (7.78%)
AMT Limited Bond                                              5.33%          5.33%          5.48%
PBHG MCV                                                    (18.61%)         n.a.           2.14%
PBHG SC                                                     (32.28%)         3.72%          4.44%




                              FINANCIAL STATEMENTS


FINANCIAL STATEMENTS OF THE REGISTRANT

     The financial statements of the AUL American Individual Variable Life Unit Trust as of December 31, 2002 are included in this Statement of Additional Information.

A Message
From
The Chairman of the Board
and President of
OneAmerica Funds, Inc.


To Participants in AUL American Individual Variable Life Unit Trust

Once again, this past year held many unwelcome surprises for investors. At the beginning of 2002, most economists were predicting a slow, steady recovery for the United States economy, which would provide a positive backdrop for the stock market. Instead, economic activity tended to be erratic during the year with expectations for subdued growth continuing into 2003. Investor confidence was shaken repeatedly during the year as a result of corporate scandals and bankruptcy announcements. In addition, international issues have increased the challenges with a possible war with Iraq looming on the horizon, North Korea threatening to restart its nuclear weapons program and the risk of terrorism lingering throughout the world.

Not surprisingly, this host of events had a negative impact on the stock market. For the third consecutive year, major equity indices reported losses - something that hasn't happened in sixty years.

Weakness in stocks prompted many investors to seek the relative safety of bonds. This increased demand for bonds, combined with continued interest rate cuts by the Federal Reserve, helped produce positive absolute returns for bond funds. According to Lipper, Inc., a global leader in supplying mutual fund information, domestic taxable bond funds earned an average return of 6.0% during 2002, compared with a loss of 22.4% for diversified U.S. stock funds.

As we begin 2003, we are encouraged by some of the indicators that are beginning to emerge. Underlying economic strengths include job growth in small businesses, low inventories, widening profit margins, and growing corporate profits. It is hoped these factors will result in increased corporate investment. That, along with continued consumer spending, will be vital to future economic growth and hopefully an end to the bear market that has engulfed stocks since 2000.

The bond market continues to benefit from the subdued economy, a disruptive world political environment, and the low interest rate targets set by the Federal Reserve Board. The potential for significant price appreciation, however, is limited given the historically low level of interest rates.

In closing, American United Life Insurance Company remains committed to serving your investment needs. We appreciate your continued confidence and support.

R. Stephen Radcliffe
Chairman of the Board of Directors and President of OneAmerica Funds, Inc.
Indianapolis, Indiana
February 5, 2003

Report of Independent Accountants





The Contract Owners of
AUL American Individual Variable Life Unit Trust and
Board of Directors of
American United Life Insurance Company



In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AUL American Individual Variable Life Unit Trust (the "Trust") at December 31, 2002, the results of its operations, changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the mutual funds, provide a reasonable basis for our opinion.







/S/PricewaterhouseCoopers, LLP


Indianapolis, Indiana
January 31, 2003

                AUL American Individual Variable Life Unit Trust
                            Statements of Net Assets
                               December 31, 2002

                                              OneAmerica Funds                           Fidelity

                                                        Investment                    VIP          VIP
                                 Value   Money Market   Grade Bond Asset Director High Income    Growth


Assets:
  Investments at value      $  2,242,890 $  4,633,176  $ 2,971,685  $ 2,497,221  $   492,975  $ 3,471,752



Net assets                  $  2,242,890 $  4,633,176  $ 2,971,685  $ 2,497,221  $   492,975  $ 3,471,752



Units outstanding                384,550    3,857,529      442,047      401,256      142,191      812,723



Accumulation unit value     $       5.83 $       1.20  $      6.72  $      6.22  $      3.47  $      4.27



                                                               Fidelity

                                  VIP          VIP          VIP          VIP          VIP          VIP
                               Overseas   Asset Manager  Index 500  Equity-Income Contrafund  Money Market


Assets:
  Investments at value      $    380,219 $  1,470,804  $ 6,296,995  $ 1,935,563  $ 3,405,116  $ 1,671,462



Net assets                  $    380,219 $  1,470,804  $ 6,296,995  $ 1,935,563  $ 3,405,116  $ 1,671,462



Units outstanding                109,061      294,921    1,509,302      423,389      643,914    1,363,543



Accumulation unit value     $       3.49 $       4.99  $      4.17  $      4.57  $      5.29  $      1.23


The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                      Statements of Net Assets (continued)
                               December 31, 2002

                                       American Century                       Alger

                              VP Capital      VP         VP Income    American     American
                             AppreciationInternational   & Growth      Growth      Small Cap

Assets:
  Investments at value      $     17,835 $    637,175  $   633,633  $ 5,250,075  $   425,916



Net assets                  $     17,835 $    637,175  $   633,633  $ 5,250,075  $   425,916



Units outstanding                  3,854      166,976      174,115    1,236,728      215,762



Accumulation unit value     $       4.63 $       3.82  $      3.64  $      4.25  $      1.97




                                         T. Rowe Price                        Janus

                                         Limited-Term     Mid-Cap     Worldwide    Flexible
                             Equity Income   Bond         Growth       Growth(      Income

Assets:
  Investments at value      $  2,734,704 $    835,172  $   858,538  $ 2,704,976  $ 1,267,413



Net assets                  $  2,734,704 $    835,172  $   858,538  $ 2,704,976  $ 1,267,413



Units outstanding                525,888      135,664      218,017      733,729      200,268



Accumulation unit value     $       5.20 $       6.16  $      3.94  $      3.69  $      6.33


The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                      Statements of Net Assets (continued)
                               December 31, 2002

                                      SAFECO                     PBHG                     INVESCO

                                                                       Tech. &       VIF-     VIF-Financial
                              RST Equity  RST Growth     Growth II      Comm.      Dynamics     Services

Assets:
  Investments at value      $    292,495 $    833,962  $   190,815  $   343,688  $     9,584  $    79,642



Net assets                  $    292,495 $    833,962  $   190,815  $   343,688  $     9,584  $    79,642



Units outstanding                 99,063      208,164      116,597      582,643        2,837       18,774


Accumulation unit value     $       2.95 $       4.01  $      1.64  $      0.59  $      3.38  $      4.24



                                            INVESCO

                              VIF-Health                   VIF-
                               Sciences  VIF-Utilities  High Yield


Assets:
  Investments at value      $    129,006 $     36,921  $    82,631



Net assets                  $    129,006 $     36,921  $    82,631



Units outstanding                 34,346       10,669       18,694



Accumulation unit value     $       3.76 $       3.46  $      4.42

The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                            Statements of Operations
                      For the year ended December 31, 2002

                                              OneAmerica Funds                           Fidelity

                                                       Investment                     VIP          VIP
                                 Value    Money Market Grade Bond  Asset Director High Income    Growth

Investment income:
  Dividend income           $     25,794 $     35,624  $   123,963  $    61,123  $    43,583  $    10,250

  Net investment
   income                         25,794       35,624      123,963       61,123       43,583       10,250


Gain (loss) on investments:
  Net realized gain (loss)        14,235            -       25,968        1,585      (95,360)    (859,238)
  Realized gain distributions     67,800            -        2,497       51,546            -            -
  Net change in unrealized
     appreciation
     (depreciation)             (268,742)           -        6,436     (175,872)      68,324     (600,928)

  Net gain (loss)               (186,707)           -       34,901     (122,741)     (27,036)  (1,460,166)

  Increase (decrease) in
  net assets from operations$   (160,913)   $  35,624   $  158,864   $  (61,618)   $  16,547  $(1,449,916)


The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                      Statements of Operations (continued)
                      For the year ended December 31, 2002

                                                               Fidelity

                                  VIP          VIP         VIP           VIP          VIP          VIP
                               Overseas   Asset Manager Index 500   Equity-Income Contrafund  Money Market

Investment income:
  Dividend income           $      3,780 $     58,749  $    73,976  $    32,198  $    27,271  $    15,423

  Net investment
   income                          3,780       58,749       73,976       32,198       27,271       15,423


Gain (loss) on investments:
  Net realized gain (loss)       (71,100)    (170,646)    (499,004)    (104,578)    (204,173)           -
  Realized gain distributions          -            -            -       43,824            -            -
  Net change in unrealized
     appreciation
     (depreciation)               (8,291)     (33,495)  (1,124,490)    (355,237)    (156,898)           -

  Net gain (loss)                (79,391)    (204,141)  (1,623,494)    (415,991)    (361,071)           -

  Increase (decrease) in
  net assets from operations$    (75,611) $  (145,392) $(1,549,518) $  (383,793) $  (333,800) $    15,423


The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                      Statements of Operations (continued)
                      For the year ended December 31, 2002

                                        American Century                      Alger           T. Rowe Price

                              VP Capital       VP       VP Income     American     American
                             Appreciation International & Growth       Growth      Small Cap  Equity Income

Investment income:
  Dividend income           $          - $      5,132  $     6,401  $     2,458  $         -  $    43,731

  Net investment
   income                              -        5,132        6,401        2,458            -       43,731


Gain (loss) on investments:
  Net realized gain (loss)          (337)    (284,769)     (58,363)    (980,177)    (109,329)     (47,630)
  Realized gain distributions          -            -            -            -            -        2,562
  Net change in unrealized
     appreciation
     (depreciation)               (4,015)     117,124      (89,035)  (1,508,604)     (22,790)    (379,470)

  Net gain (loss)                 (4,352)    (167,645)    (147,398)  (2,488,781)    (132,119)    (424,538)

  Increase (decrease) in
  net assets from operations$     (4,352) $  (162,513) $  (140,997) $(2,486,323) $  (132,119) $  (380,807)


The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                      Statements of Operations (continued)
                      For the year ended December 31, 2002

                                   T. Rowe Price                 Janus                    SAFECO

                               Limited-      Mid-Cap    Worldwide     Flexible
                               Term Bond     Growth      Growth        Income     RST Equity   RST Growth

Investment income:
  Dividend income           $     23,368 $          -  $    28,072  $    48,780  $     3,692  $         -

  Net investment
   income                         23,368            -       28,072       48,780        3,692            -


Gain (loss) on investments:
  Net realized gain (loss)        (4,197)      (8,432)    (368,430)      11,911     (116,603)     (60,824)
  Realized gain distributions          -            -            -            -            -        3,481
  Net change in unrealized
     appreciation
     (depreciation)               10,047     (144,896)    (533,015)      35,930       (9,289)    (368,862)

  Net gain (loss)                  5,850     (153,328)    (901,445)      47,841     (125,892)    (426,205)

  Increase (decrease) in
  net assets from operations$     29,218 $   (153,328) $  (873,373) $    96,621  $  (122,200) $  (426,205)


The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                      Statements of Operations (continued)
                      For the year ended December 31, 2002

                                       PBHG                                  INVESCO

                                             Tech.&       VIF-      VIF-Financial    VIF-         VIF-
                               Growth II      Comm.     Dynamics      Services  Health Sciences Utilities

Investment income:
  Dividend income           $          - $          -  $         -  $       146  $         -  $       478

  Net investment
   income                              -            -            -          146            -          478


Gain (loss) on investments:
  Net realized gain (loss)       (97,574)    (618,602)      (5,954)        (663)      (5,375)      (1,687)
  Realized gain distributions          -            -            -            -            -            -
  Net change in unrealized
     appreciation
     (depreciation)                7,682      267,952        1,025       (9,310)     (24,460)       1,884

  Net gain (loss)                (89,892)    (350,650)      (4,929)      (9,973)     (29,835)         197

  Increase (decrease) in
  net assets from operations$    (89,892) $  (350,650) $    (4,929)   $  (9,827)  $  (29,835)  $      675


The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                      Statements of Operations (continued)
                      For the year ended December 31, 2002

                               INVESCO

                                 VIF-
                              High Yield

Investment income:
  Dividend income           $      2,303

  Net investment
   income                          2,303


Gain (loss) on investments:
  Net realized gain (loss)        (1,346)
  Realized gain distributions          -
  Net change in unrealized
     appreciation
     (depreciation)                4,461

  Net gain (loss)                  3,115

  Increase (decrease) in
  net assets from operations$      5,418


The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                      Statements of Changes in Net Assets

                                                           OneAmerica Funds

                                       Value                 Money Market          Investment Grade Bond

                                 Year        Year          Year         Year         Year         Year
                                 ended       ended         ended        ended        ended        ended
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income     $     25,794 $      9,732  $    35,624  $    50,185  $   123,963  $    48,793
  Net realized gain (loss)        14,235      (20,337)           -            -       25,968        2,920
  Realized gain distributions     67,800       40,922            -            -        2,497            -
  Net change in unrealized
   appreciation (depreciation)  (268,742)      34,128            -            -        6,436       (6,684)

Increase (decrease)
  in net assets
  from operations               (160,913)      64,445       35,624       50,185      158,864       45,029


Contract owner transactions:
   Proceeds from units sold    2,057,493      683,866    8,642,575    5,023,632    2,785,753      781,194
   Cost of units redeemed       (341,010)    (214,062)  (6,352,498)  (3,509,358)    (931,436)    (242,864)
   Account charges              (173,278)     (66,564)    (262,454)    (111,261)    (135,256)     (56,329)

      Increase (decrease)      1,543,205      403,240    2,027,623    1,403,013    1,719,061      482,001


Net increase (decrease)        1,382,292      467,685    2,063,247    1,453,198    1,877,924      527,030
Net assets, beginning            860,598      392,913    2,569,929    1,116,731    1,093,761      566,731

Net assets, ending          $  2,242,890 $    860,598  $ 4,633,176  $ 2,569,929  $ 2,971,685  $ 1,093,761


Units sold                       331,390      116,201    7,230,390    4,279,232      432,134      127,356
Units redeemed                   (84,110)     (48,675)  (5,538,527)  (3,088,525)    (165,642)     (49,209)


Net increase (decrease)          247,280       67,526    1,691,863    1,190,707      266,492       78,147
Units outstanding, beginning     137,270       69,744    2,165,666      974,959      175,555       97,408

Units outstanding, ending        384,550      137,270    3,857,529    2,165,666      442,047      175,555


The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                 Statements of Changes in Net Assets (continued)

                                 OneAmerica Funds                           Fidelity

                                  Asset Director            VIP High Income             VIP Growth

                                 Year        Year          Year         Year         Year         Year
                                 ended       ended         ended        ended        ended        ended
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income     $     61,123 $     22,287  $    43,583  $    45,921  $    10,250  $     2,868
  Net realized gain (loss)         1,585        2,992      (95,360)     (75,994)    (859,238)    (158,937)
  Realized gain distributions     51,546       30,065            -            -            -      269,573
  Net change in unrealized
   appreciation (depreciation)  (175,872)       1,652       68,324      (19,142)    (600,928)    (952,857)

Increase (decrease)
  in net assets
  from operations                (61,618)      56,996       16,547      (49,215)  (1,449,916)    (839,353)


Contract owner transactions:
   Proceeds from units sold    2,220,321      864,604      272,980      356,794    1,913,695    3,115,761
   Cost of units redeemed       (393,824)    (218,632)    (150,072)    (209,502)  (1,448,505)    (952,119)
   Account charges              (156,704)     (45,905)     (45,745)     (30,995)    (423,372)    (445,508)

      Increase (decrease)      1,669,793      600,067       77,163      116,297       41,818    1,718,134


Net increase (decrease)        1,608,175      657,063       93,710       67,082   (1,408,098)     878,781
Net assets, beginning            889,046      231,983      399,265      332,183    4,879,850    4,001,069

Net assets, ending          $  2,497,221 $    889,046  $   492,975  $   399,265  $ 3,471,752  $ 4,879,850


Units sold                       351,540      142,961       82,481       95,903      380,228      481,071
Units redeemed                   (89,489)     (43,911)     (59,418)     (64,262)    (366,064)    (221,674)


Net increase (decrease)          262,051       99,050       23,063       31,641       14,164      259,397
Units outstanding, beginning     139,205       40,155      119,128       87,487      798,559      539,162

Units outstanding, ending        401,256      139,205      142,191      119,128      812,723      798,559


The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                Statements of Changes in Net Assets (continued)

                                                               Fidelity

                                   VIP Overseas            VIP Asset Manager           VIP Index 500

                                 Year        Year          Year         Year         Year         Year
                                 ended       ended         ended        ended        ended        ended
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income     $      3,780 $     20,784  $    58,749  $    50,221  $    73,976  $    52,787
  Net realized gain (loss)       (71,100)    (191,928)    (170,646)     (19,348)    (499,004)     (77,835)
  Realized gain distributions          -       32,853            -       18,833            -            -
  Net change in unrealized
   appreciation (depreciation)    (8,291)      53,187      (33,495)     (97,034)  (1,124,490)    (612,811)

Increase (decrease)
  in net assets
  from operations                (75,611)     (85,104)    (145,392)     (47,328)  (1,549,518)    (637,859)


Contract owner transactions:
   Proceeds from units sold    2,850,629    1,890,024      654,203      698,677    4,128,921    3,795,983
   Cost of units redeemed     (2,864,106)  (1,640,624)    (505,182)    (129,154)  (1,779,252)  (1,179,296)
   Account charges               (36,973)     (47,658)    (120,560)    (112,077)    (565,961)    (498,696)

      Increase (decrease)        (50,450)     201,742       28,461      457,446    1,783,708    2,117,991


Net increase (decrease)         (126,061)     116,638     (116,931)     410,118      234,190    1,480,132
Net assets, beginning            506,280      389,642    1,587,735    1,177,617    6,062,805    4,582,673

Net assets, ending          $    380,219 $    506,280  $ 1,470,804  $ 1,587,735  $ 6,296,995  $ 6,062,805


Units sold                       737,427      405,792      129,942      128,107      882,949      689,485
Units redeemed                  (744,227)    (360,171)    (125,526)     (44,311)    (504,034)    (309,790)


Net increase (decrease)           (6,800)      45,621        4,416       83,796      378,915      379,695
Units outstanding, beginning     115,861       70,240      290,505      206,709    1,130,387      750,692

Units outstanding, ending        109,061      115,861      294,921      290,505    1,509,302    1,130,387

The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                Statements of Changes in Net Assets (continued)

                                                               Fidelity

                                 VIP Equity-Income          VIP Contrafund           VIP Money Market

                                 Year        Year          Year         Year         Year         Year
                                 ended       ended         ended        ended        ended        ended
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income     $     32,198 $     21,628  $    27,271  $    21,346  $    15,423  $    34,728
  Net realized gain (loss)      (104,578)     (11,050)    (204,173)     (67,691)           -            -
  Realized gain distributions     43,824       60,763            -       75,336            -            -
  Net change in unrealized
   appreciation (depreciation)  (355,237)    (130,598)    (156,898)    (384,003)           -            -

Increase (decrease)
  in net assets
  from operations               (383,793)     (59,257)    (333,800)    (355,012)      15,423       34,728


Contract owner transactions:
   Proceeds from units sold    1,045,283    1,023,901    1,782,957    1,639,301    4,272,729    3,359,340
   Cost of units redeemed       (528,656)    (108,893)  (1,039,016)    (513,646)  (3,377,099)  (3,309,953)
   Account charges              (161,146)    (129,012)    (339,109)    (312,441)     (79,907)     (54,761)

      Increase (decrease)        355,481      785,996      404,832      813,214      815,723       (5,374)


Net increase (decrease)          (28,312)     726,739       71,032      458,202      831,146       29,354
Net assets, beginning          1,963,875    1,237,136    3,334,084    2,875,882      840,316      810,962

Net assets, ending          $  1,935,563 $  1,963,875  $ 3,405,116  $ 3,334,084  $ 1,671,462  $   840,316


Units sold                       207,703      186,397      317,525      281,218    3,507,127    2,828,176
Units redeemed                  (141,092)     (43,245)    (245,180)    (142,291)  (2,839,952)  (2,831,971)


Net increase (decrease)           66,611      143,152       72,345      138,927      667,175       (3,795)
Units outstanding, beginning     356,778      213,626      571,569      432,642      696,368      700,163

Units outstanding, ending        423,389      356,778      643,914      571,569    1,363,543      696,368

The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                Statements of Changes in Net Assets (continued)

                                                           American Century

                              VP Capital Appreciation      VP International         VP Income & Growth

                                 Year        Year          Year         Year         Year         Year
                                 ended       ended         ended        ended        ended        ended
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income     $          - $          -  $     5,132  $       582  $     6,401  $     3,491
  Net realized gain (loss)          (337)      (7,208)    (284,769)     (27,873)     (58,363)      (6,926)
  Realized gain distributions          -        6,275            -       64,248            -            -
  Net change in unrealized
   appreciation (depreciation)    (4,015)      (4,749)     117,124     (283,513)     (89,035)     (26,816)

Increase (decrease)
  in net assets
  from operations                 (4,352)      (5,682)    (162,513)    (246,556)    (140,997)     (30,251)


Contract owner transactions:
   Proceeds from units sold        5,002       13,957      539,716      478,068      352,552      409,966
   Cost of units redeemed           (959)      (9,604)    (355,226)    (218,132)    (162,956)     (40,073)
   Account charges                  (716)        (934)     (68,578)     (57,814)     (78,053)     (50,914)

      Increase (decrease)          3,327        3,419      115,912      202,122      111,543      318,979


Net increase (decrease)           (1,025)      (2,263)     (46,601)     (44,434)     (29,454)     288,728
Net assets, beginning             18,860       21,123      683,776      728,210      663,087      374,359

Net assets, ending          $     17,835 $     18,860  $   637,175  $   683,776  $   633,633  $   663,087


Units sold                           944        2,575      129,099       90,770       88,816       90,789
Units redeemed                      (302)      (1,882)    (104,815)     (55,710)     (61,615)     (19,891)


Net increase (decrease)              642          693       24,284       35,060       27,201       70,898
Units outstanding, beginning       3,212        2,519      142,692      107,632      146,914       76,016

Units outstanding, ending          3,854        3,212      166,976      142,692      174,115      146,914

The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                Statements of Changes in Net Assets (continued)

                                                    Alger                              T. Rowe Price

                                  American Growth         American Small Cap           Equity Income

                                 Year        Year          Year         Year         Year         Year
                                 ended       ended         ended        ended        ended        ended
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income     $      2,458 $     15,358  $         -  $       127  $    43,731  $    24,403
  Net realized gain (loss)      (980,177)    (298,543)    (109,329)     (20,876)     (47,630)     (10,366)
  Realized gain distributions          -      832,781            -            -        2,562       31,873
  Net change in unrealized
   appreciation (depreciation)(1,508,604)  (1,373,635)     (22,790)     (36,409)    (379,470)     (24,830)

Increase (decrease)
  in net assets
  from operations             (2,486,323)    (824,039)    (132,119)     (57,158)    (380,807)      21,080


Contract owner transactions:
   Proceeds from units sold    2,679,108    4,061,286      505,057      394,569    1,816,932    1,340,729
   Cost of units redeemed     (1,507,868)  (1,433,699)    (289,070)     (37,197)    (511,691)    (317,093)
   Account charges              (600,039)    (638,207)     (48,757)     (31,787)    (241,724)    (162,243)

      Increase (decrease)        571,201    1,989,380      167,230      325,585    1,063,517      861,393


Net increase (decrease)       (1,915,122)   1,165,341       35,111      268,427      682,710      882,473
Net assets, beginning          7,165,197    5,999,856      390,805      122,378    2,051,994    1,169,521

Net assets, ending          $  5,250,075 $  7,165,197  $   425,916  $   390,805  $ 2,734,704  $ 2,051,994


Units sold                       528,200      617,158      222,497      138,630      321,599      226,501
Units redeemed                  (422,513)    (321,308)    (152,797)     (24,809)    (138,518)     (81,937)


Net increase (decrease)          105,687      295,850       69,700      113,821      183,081      144,564
Units outstanding, beginning   1,131,041      835,191      146,062       32,241      342,807      198,243

Units outstanding, ending      1,236,728    1,131,041      215,762      146,062      525,888      342,807

The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                Statements of Changes in Net Assets (continued)

                                                T. Rowe Price                              Janus

                                 Limited-Term Bond          Mid-Cap Growth           Worldwide Growth

                                 Year        Year          Year         Year         Year         Year
                                 ended       ended         ended        ended        ended        ended
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income     $     23,368 $      3,866  $         -  $         -  $    28,072  $    15,049
  Net realized gain (loss)        (4,197)       1,357       (8,432)      (4,926)    (368,430)    (534,457)
  Realized gain distributions          -            -            -            -            -            -
  Net change in unrealized
   appreciation (depreciation)    10,047         (743)    (144,896)      30,395     (533,015)    (135,023)

Increase (decrease)
  in net assets
  from operations                 29,218        4,480     (153,328)      25,469     (873,373)    (654,431)


Contract owner transactions:
   Proceeds from units sold    1,123,107      511,923      690,338      488,213    1,560,619    3,343,356
   Cost of units redeemed       (573,438)    (222,760)    (102,372)     (68,064)    (752,608)  (1,600,237)
   Account charges               (34,510)      (9,306)     (62,610)     (39,664)    (324,704)    (323,318)

      Increase (decrease)        515,159      279,857      525,356      380,485      483,307    1,419,801


Net increase (decrease)          544,377      284,337      372,028      405,954     (390,066)     765,370
Net assets, beginning            290,795        6,458      486,510       80,556    3,095,042    2,329,672

Net assets, ending          $    835,172 $    290,795  $   858,538  $   486,510  $ 2,704,976  $ 3,095,042


Units sold                       187,001       88,396      158,980      104,311      368,429      616,233
Units redeemed                  (100,951)     (39,977)     (38,257)     (22,978)    (260,223)    (355,912)


Net increase (decrease)           86,050       48,419      120,723       81,333      108,206      260,321
Units outstanding, beginning      49,614        1,195       97,294       15,961      625,523      365,202

Units outstanding, ending        135,664       49,614      218,017       97,294      733,729      625,523

The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                Statements of Changes in Net Assets (continued)

                                       Janus                                 SAFECO

                                  Flexible Income             RST Equity                RST Growth

                                 Year        Year          Year         Year         Year         Year
                                 ended       ended         ended        ended        ended        ended
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02     12/31/01

Increase in net assets
from operations:
  Net investment income     $     48,780 $     28,816  $     3,692  $     3,629  $         -  $         -
  Net realized gain (loss)        11,911        2,124     (116,603)      (8,911)     (60,824)     (23,500)
  Realized gain distributions          -            -            -            -        3,481       20,290
  Net change in unrealized
   appreciation (depreciation)    35,930       (2,031)      (9,289)     (38,990)    (368,862)     144,416

Increase (decrease)
  in net assets
  from operations                 96,621       28,909     (122,200)     (44,272)    (426,205)     141,206


Contract owner transactions:
   Proceeds from units sold      867,736      421,648      204,017      166,707      686,259      548,164
   Cost of units redeemed       (237,268)     (63,421)    (236,834)     (51,370)    (273,232)    (212,665)
   Account charges               (75,131)     (33,152)     (42,562)     (35,878)     (98,741)     (71,995)

      Increase (decrease)        555,337      325,075      (75,379)      79,459      314,286      263,504


Net increase (decrease)          651,958      353,984     (197,579)      35,187     (111,919)     404,710
Net assets, beginning            615,455      261,471      490,074      454,887      945,881      541,171

Net assets, ending          $  1,267,413 $    615,455  $   292,495  $   490,074  $   833,962  $   945,881


Units sold                       144,468       75,251       63,553       41,498      136,799       97,648
Units redeemed                   (51,607)     (17,006)     (87,472)     (21,959)     (75,735)     (50,818)


Net increase (decrease)           92,861       58,245      (23,919)      19,539       61,064       46,830
Units outstanding, beginning     107,407       49,162      122,982      103,443      147,100      100,270

Units outstanding, ending        200,268      107,407       99,063      122,982      208,164      147,100

The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                Statements of Changes in Net Assets (continued)

                                                    PBHG                                  INVESCO

                                     Growth II               Tech. & Comm.             VIF-Dynamics
                                                                                             For the period
                                 Year        Year          Year         Year         Year     from 8/28/01
                                 ended       ended         ended        ended        ended   (commencement)
                               12/31/02    12/31/01      12/31/02     12/31/01     12/31/02    to 12/31/01

Increase in net assets
from operations:
  Net investment income     $          - $          -  $         -  $         -  $         -  $         -
  Net realized gain (loss)       (97,574)     (46,173)    (618,602)    (221,000)      (5,954)           2
  Realized gain distributions          -            -            -      248,611            -            1
  Net change in unrealized
   appreciation (depreciation)     7,682      (37,998)     267,952     (288,708)       1,025           44

Increase (decrease)
  in net assets
  from operations                (89,892)     (84,171)    (350,650)    (261,097)      (4,929)          47


Contract owner transactions:
   Proceeds from units sold      177,993      312,236      359,708      734,011       44,608          561
   Cost of units redeemed       (137,392)     (52,073)    (165,206)    (113,730)     (24,651)           -
   Account charges               (30,812)     (34,207)     (62,758)     (75,683)      (6,034)         (18)

      Increase (decrease)          9,789      225,956      131,744      544,598       13,923          543


Net increase (decrease)          (80,103)     141,785     (218,906)     283,501        8,994          590
Net assets, beginning            270,918      129,133      562,594      279,093          590            -

Net assets, ending          $    190,815 $    270,918  $   343,688  $   562,594  $     9,584  $       590


Units sold                        91,749      115,052      427,645      449,593       11,384          121
Units redeemed                   (90,339)     (32,553)    (283,341)    (114,947)      (8,664)          (4)


Net increase (decrease)            1,410       82,499      144,304      334,646        2,720          117
Units outstanding, beginning     115,187       32,688      438,339      103,693          117            -

Units outstanding, ending        116,597      115,187      582,643      438,339        2,837          117

The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                Statements of Changes in Net Assets (continued)

                                                                INVESCO

                              VIF-Financial Services      VIF-Health Sciences          VIF-Utilities

                                        For the period             For the period            For the period
                                 Year    from 8/28/01      Year     from 8/28/01     Year     from 8/28/01
                                 ended  (commencement)     ended   (commencement)    ended   (commencement)
                               12/31/02   to 12/31/01    12/31/02    to 12/31/01   12/31/02    to 12/31/01

Increase in net assets
from operations:
  Net investment income     $        146 $         72  $         -  $         -  $       478  $         2
  Net realized gain (loss)          (663)          11       (5,375)          14       (1,687)          (2)
  Realized gain distributions          -        1,433            -            8            -            -
  Net change in unrealized
   appreciation (depreciation)    (9,310)         853      (24,460)         716        1,884           (9)

Increase (decrease)
  in net assets
  from operations                 (9,827)       2,369      (29,835)         738          675           (9)


Contract owner transactions:
   Proceeds from units sold       66,590       33,932      194,130       34,676       45,395        1,598
   Cost of units redeemed         (5,506)         (39)     (53,559)         (19)      (9,484)           -
   Account charges                (7,398)        (479)     (16,688)        (437)      (1,186)         (68)

      Increase (decrease)         53,686       33,414      123,883       34,220       34,725        1,530


Net increase (decrease)           43,859       35,783       94,048       34,958       35,400        1,521
Net assets, beginning             35,783            -       34,958            -        1,521            -

Net assets, ending          $     79,642 $     35,783  $   129,006  $    34,958  $    36,921  $     1,521


Units sold                        14,574        7,228       43,531        7,050       13,587          357
Units redeemed                    (2,922)        (106)     (16,144)         (91)      (3,260)         (15)


Net increase (decrease)           11,652        7,122       27,387        6,959       10,327          342
Units outstanding, beginning       7,122            -        6,959            -          342            -

Units outstanding, ending         18,774        7,122       34,346        6,959       10,669          342

The accompanying notes are an integral part of the financial statements.

                AUL American Individual Variable Life Unit Trust
                Statements of Changes in Net Assets (continued)

                                      INVESCO

                                  VIF-High Yield

                                        For the period
                                 Year    from 8/28/01
                                 ended  (commencement)
                               12/31/02   to 12/31/01

Increase in net assets
from operations:
  Net investment income     $      2,303 $          1
  Net realized gain (loss)        (1,346)           -
  Realized gain distributions          -            -
  Net change in unrealized
   appreciation (depreciation)     4,461          (15)

Increase (decrease)
  in net assets
  from operations                  5,418          (14)


Contract owner transactions:
   Proceeds from units sold       98,465        1,051
   Cost of units redeemed        (20,158)           -
   Account charges                (2,126)          (5)

      Increase (decrease)         76,181        1,046


Net increase (decrease)           81,599        1,032
Net assets, beginning              1,032            -

Net assets, ending          $     82,631 $      1,032


Units sold                        23,874          231
Units redeemed                    (5,410)          (1)


Net increase (decrease)           18,464          230
Units outstanding, beginning         230            -

Units outstanding, ending         18,694          230

   The accompanying notes are an integral part of the financial statements.

                          NOTES TO FINANCIAL STATEMENTS

1.    Summary of Significant Accounting Policies
The AUL American Individual Variable Life Unit Trust (Variable Account) was established by American United Life Insurance Company (AUL) on July 10, 1997, under procedures established by Indiana law and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Variable Account commenced operations on April 30, 1998. The Variable Account is a segregated investment account for individual variable life insurance contracts issued by AUL and invests exclusively in shares of mutual fund portfolios offered by OneAmerica Funds, Inc. (OneAmerica Funds) formerly known as AUL American Series Fund, Fidelity Variable Insurance Products Fund (Fidelity), American Century Variable Portfolios, Inc. (American Century), The Alger American Fund (Alger), Janus Aspen Series (Janus), SAFECO Resources Series Trust (SAFECO), T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. (T. Rowe Price), INVESCO Variable Investment Funds, Inc. (INVESCO) and PBHG Insurance Series Fund, Inc. (PBHG).

Security Valuation, Transactions and Related Income
The market value of investments is based on the Net Asset Value (NAV) reported by the underlying mutual funds (which value their investment securities at fair value) and the number of shares owned by the Variable Account. Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.

Related Party Transactions
OneAmerica Funds, Inc. has an investment advisory agreement with AUL. Under the investment advisory agreement, the investment advisor is compensated for its services by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio as follows:

            Value                0.50%        Investment Grade Bond        0.50%
            Money Market         0.40%        Asset Director               0.50%

Such fees are included in the calculation of the Net Asset Value per share of the underlying funds. These fees are paid to AUL in addition to the account charges described below.

Taxes
Operations of the Variable Account are part of, and are taxed with, the operations of AUL, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, investment income, including realized and unrealized capital gains of the investment accounts, is not taxed to AUL to the extent it is applied to increase reserves under the contracts. The Variable Account has not been charged for federal and state income taxes since none have been imposed.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Account Charges
With respect to variable life insurance policies funded by the Variable Account, total account charges during the years ended December 31, 2002 and December 31, 2001 were $4,176,589 and $3,366,419, respectively. The account charges are recorded as a redemption in the accompanying statement of changes in net assets. Deductions are described as follows:

Modified Single Premium Policy: AUL assesses (1) cost of insurance charges, (2) monthly administrative charges not to exceed 0.40% of the account value on an annual basis, (3) mortality and expense risk charges of 0.90% per year for the first 10 policy years and 0.80% per year thereafter, (4) federal tax charges equal to 0.15% of the account value each year for the first 10 years, (5) an annual contract charge of $30.00 each year in which an individual policy's account value does not exceed a specific amount, (6) in the event of a surrender, a surrender charge of 10% decreasing to 0% of premiums surrendered, depending upon policy

2. Account Charges (continued)_duration and (7) monthly premium tax charges at an annual rate of .25% of the account value during the first ten policy years. The cost of additional policy riders is assessed on a monthly basis and will vary depending upon the riders chosen.

Flexible Premium  Adjustable Policy: AUL assesses (1) cost of insurance charges,
(2) monthly administrative charges of $17.50 per month in the first year and $6.00 per month thereafter, (3) mortality and expense risk charges of 0.75% per year for the first 10 policy years and 0.25% thereafter and (4) state and local premium taxes of 2.5% of premium and sales charges of 2.5% of premium and (5) in the event of a surrender, 100% of target premium for the first five contract years, reduced by 10% each year for contract years 6 through 15. The cost of additional policy riders is assessed on a monthly basis and will vary depending upon the riders chosen.

3. Accumulation Unit Value A summary of unit values, net assets, expense ratios (excluding expenses of the underlying funds and account charges), and the total return for each of the five years for the period ended December 31, or from commencement of operations are presented below. The total returns presented are based on the change in unit values extended to six decimal places, which the Variable Account uses for processing participant transactions. Total returns are not annualized for those years in which operations have commenced. Total return does not include mortality and expense risk charges, which are imposed at the contract level. Therefore, total return would be lower if these charges were included.

                                                          Expenses as a
                                      Unit      Net Assets  % of Average      Total
                                      Value       (000s)     Net Assets      Return
   OneAmerica Funds:
      Value
                December 31, 2002 $     5.83   $     2,243          N/A        (7.0%)
                             2001       6.27           861          N/A        11.3%
                             2000       5.63           393          N/A        17.6%
                             1999       4.79           219          N/A        (0.8%)
                             1998       4.83            96          N/A        (3.5%)

      Money Market
                December 31, 2002       1.20         4,633          N/A         0.8%
                             2001       1.19         2,570          N/A         3.6%
                             2000       1.15         1,117          N/A         6.0%
                             1999       1.08           567          N/A         4.7%
                             1998       1.03           131          N/A         3.3%

      Investment Grade Bond
                December 31, 2002       6.72         2,972          N/A         7.9%
                             2001       6.23         1,094          N/A         7.1%
                             2000       5.82           567          N/A        10.8%
                             1999       5.25           292          N/A        (1.1%)
                             1998       5.31            36          N/A         6.2%

      Asset Director
                December 31, 2002       6.22         2,497          N/A        (2.7%)
                             2001       6.39           889          N/A        10.6%
                             2000       5.78          232           N/A        15.6%
                             1999       5.00           116          N/A        (0.7%)
                             1998       5.03            30          N/A         0.6%

3.    Accumulation Unit Value (continued)
                                                            Expenses as a
                                      Unit      Net Assets  % of Average      Total
                                      Value       (000s)     Net Assets      Return
   Fidelity:
      VIP High Income
                December 31, 2002 $     3.47   $       493          N/A         3.6%
                             2001       3.35           399          N/A       (11.7%)
                             2000       3.80           332          N/A       (22.5%)
                             1999       4.90           252          N/A         8.2%
                             1998       4.53            26          N/A        (9.4%)

      VIP Growth
                December 31, 2002       4.27         3,472          N/A       (30.1%)
                             2001       6.11         4,880          N/A       (17.6%)
                             2000       7.42         4,001          N/A       (11.0%)
                             1999       8.34         2,113          N/A        37.4%
                             1998       6.07           129          N/A        21.3%

      VIP Overseas
                December 31, 2002       3.49           380          N/A       (20.1%)
                             2001       4.37           506          N/A       (21.2%)
                             2000       5.55           390          N/A       (19.1%)
                             1999       6.86            94          N/A        42.6%
                             1998       4.81            13          N/A        (3.8%)

      VIP Asset Manager
                December 31, 2002       4.99         1,471          N/A        (8.8%)
                             2001       5.47         1,588          N/A        (4.2%)
                             2000       5.70         1,178          N/A        (3.9%)
                             1999       5.93           620          N/A        11.1%
                             1998       5.34           131          N/A         6.8%

      VIP Index 500
                December 31, 2002       4.17         6,297          N/A       (22.2%)
                             2001       5.36         6,062          N/A       (12.1%)
                             2000       6.10         4,583          N/A        (9.3%)
                             1999       6.73         2,571          N/A        20.5%
                             1998       5.59         1,418          N/A        11.7%

      VIP Equity-Income
                December 31, 2002       4.57         1,936          N/A       (16.9%)
                             2001       5.50         1,964          N/A        (5.0%)
                             2000       5.79         1,237          N/A         8.4%
                             1999       5.34           657          N/A         6.3%
                             1998       5.02           158          N/A         0.5%


3.    Accumulation Unit Value (continued)
                                                            Expenses as a
                                      Unit      Net Assets  % of Average      Total
                                      Value       (000s)     Net Assets      Return
   Fidelity:
      VIP Contrafund
                December 31, 2002 $     5.29   $     3,405          N/A        (9.3%)
                             2001       5.83         3,334          N/A       (12.2%)
                             2000       6.65         2,876          N/A        (6.6%)
                             1999       7.12         1,550          N/A        24.3%
                             1998       5.73           166          N/A        14.6%

      VIP Money Market
                December 31, 2002       1.23         1,671          N/A         1.7%
                             2001       1.21           840          N/A         4.2%
                             2000       1.16           811          N/A         7.4%
                             1999       1.08           660          N/A         3.8%
                             1998       1.04            25          N/A         3.6%

   American Century:
      VP Capital Appreciation
                December 31, 2002       4.63            18          N/A       (21.1%)
                             2001       5.87            19          N/A       (28.1%)
                             2000       8.16            21          N/A         9.0%
                             1999       7.49            17          N/A        64.5%
                             1998       4.55             4          N/A        (0.9%)

      VP International
                December 31, 2002       3.82           637          N/A       (20.3%)
                             2001       4.79           684          N/A       (29.2%)
                             2000       6.77           728          N/A       (16.8%)
                             1999       8.13           321          N/A        64.0%
                             1998       4.96            84          N/A        (0.8%)

      VP Income & Growth
                December 31, 2002       3.64           634          N/A       (19.3%)
                             2001       4.51           663          N/A        (8.4%)
                             2000       4.92           374          N/A       (10.6%)
                             1999       5.51            20          N/A        10.2%
                  April 30, 1999*       5.00             -          N/A           -
   Alger:
      American Growth
                December 31, 2002       4.25         5,250          N/A       (33.0%)
                             2001       6.34         7,165          N/A       (11.8%)
                             2000       7.18         6,000          N/A       (14.8%)
                             1999       8.43         3,120          N/A        33.7%
                             1998       6.30           273          N/A        26.1%

   *Commenced operations

3.    Accumulation Unit Value (continued)
                                                            Expenses as a
                                      Unit      Net Assets  % of Average      Total
                                      Value       (000s)     Net Assets      Return
   Alger:
      American Small Cap
                December 31, 2002 $     1.97   $       426          N/A       (26.5%)
                             2001       2.68           391          N/A       (29.5%)
                             2000       3.80           122          N/A       (24.1%)
                     May 1, 2000*       5.00             -          N/A           -
   T. Rowe Price:
      Equity Income
                December 31, 2002       5.20         2,735          N/A       (13.2%)
                             2001       5.99         2,052          N/A         1.5%
                             2000       5.90         1,170          N/A        13.0%
                             1999       5.22           669          N/A         3.7%
                             1998       5.03           232          N/A         0.6%

      Limited-Term Bond
                December 31, 2002       6.16           835          N/A         5.1%
                             2001       5.86          291           N/A         8.5%
                             2000       5.40             6          N/A         8.1%
                     May 1, 2000*       5.00             -          N/A           -
      Mid-Cap Growth
                December 31, 2002       3.94           859          N/A       (21.2%)
                             2001       5.00           487          N/A        (0.9%)
                             2000       5.05            81          N/A         0.9%
                     May 1, 2000*       5.00             -          N/A           -
   Janus:
      Worldwide Growth
                December 31, 2002       3.69         2,705          N/A       (25.5%)
                             2001       4.95         3,095          N/A       (22.4%)
                             2000       6.38         2,330          N/A       (15.7%)
                             1999       7.56           308          N/A        51.3%
                  April 30, 1999*       5.00             -          N/A           -
      Flexible Income
                December 31, 2002       6.33         1,267          N/A        10.5%
                             2001       5.73           615          N/A         7.7%
                             2000       5.32           261          N/A         6.3%
                             1999       5.01             3          N/A         0.1%
                  April 30, 1999*       5.00             -          N/A           -
   SAFECO:
      RST Equity
                December 31, 2002       2.95           292          N/A       (25.9%)
                             2001       3.98           490          N/A        (9.4%)
                             2000       4.40           455          N/A       (10.8%)
                             1999       4.93            30          N/A        (1.4%)
                  April 30, 1999*       5.00             -          N/A           -

   *Commenced operations

 3.    Accumulation Unit Value (continued)
                                                            Expenses as a
                                      Unit      Net Assets  % of Average      Total
                                      Value       (000s)     Net Assets      Return
   SAFECO:
      RST Growth
                December 31, 2002 $     4.01   $       834          N/A       (37.6%)
                             2001       6.43           946          N/A        19.1%
                             2000       5.40           541          N/A        (6.2%)
                             1999       5.75            36          N/A        15.0%
                  April 30, 1999*       5.00             -          N/A           -
   PBHG:
      Growth II
                December 31, 2002       1.64           191          N/A       (30.2%)
                             2001       2.35           271          N/A       (40.5%)
                             2000       3.95           129          N/A       (21.0%)
                     May 1, 2000*       5.00             -          N/A           -
      Tech. & Comm.
                December 31, 2002       0.59           344          N/A       (53.9%)
                             2001       1.28           563          N/A       (52.3%)
                             2000       2.69           279          N/A       (46.2%)
                     May 1, 2000*       5.00             -          N/A           -
   Invesco:
      VIF-Dynamics
                December 31, 2002       3.38            10          N/A       (33.1%)
                             2001       5.05             1          N/A         1.0%
                 August 28, 2001*       5.00             -          N/A           -
      VIF-Financial Services
                December 31, 2002       4.24            80          N/A       (15.5%)
                             2001       5.02            36          N/A         0.5%
                 August 28, 2001*       5.00             -          N/A           -
      VIF-Health Sciences
                December 31, 2002       3.76           129          N/A       (25.1%)
                             2001       5.02            35          N/A         0.5%
                 August 28, 2001*       5.00             -          N/A           -
      VIF-Utilities
                December 31, 2002       3.46            37          N/A       (22.2%)
                             2001       4.45             2          N/A       (10.9%)
                 August 28, 2001*       5.00             -          N/A           -
      VIF-High Yield
                December 31, 2002       4.42            83          N/A        (1.3%)
                             2001       4.48             1          N/A       (10.4%)
                 August 28, 2001*       5.00             -          N/A           -

   *Commenced operations

4.    Cost of Investments

   The cost of investments at December 31, 2002 is:
   OneAmerica Funds:
     Value                       $      2,485,915
     Money Market                       4,633,176
     Investment Grade Bond              2,977,718
     Asset Director                     2,671,191
   Fidelity:
     VIP High Income                      537,353
     VIP Growth                         5,475,394
     VIP Overseas                         389,560
     VIP Asset Manager                  1,671,233
     VIP Index 500                      8,246,892
     VIP Equity-Income                  2,365,798
     VIP Contrafund                     4,128,397
     VIP Money Market                   1,671,462
   American Century:
     VP Capital Appreciation               21,982
     VP International                     826,651
     VP Income & Growth                   778,645
   Alger:
     American Growth                    9,318,202
     American Small Cap                   500,926

   T. Rowe Price:
     Equity Income                      3,114,318
     Limited-Term Bond                    826,689
     Mid-Cap Growth                       972,303
   Janus:
     Worldwide Growth                   3,877,010
     Flexible Income                    1,231,388
   SAFECO:
     RST Equity                           381,400
     RST Growth                         1,164,515
   PBHG:
     Growth II                            253,091
     Tech. & Comm.                        566,178
   INVESCO:
     VIF-Dynamics                           8,515
     VIF-Financial Services                88,171
     VIF-Health Sciences                  152,749
     VIF-Utilities                         35,049
     VIF-High Yield                        78,195


 5.    Mutual Fund Shares
   The mutual fund shares owned at December 31, 2002 is:
         OneAmerica Funds:
     Value                                136,886
     Money Market                       4,633,176
     Investment Grade Bond                269,198
     Asset Director                       186,318
   Fidelity:
     VIP High Income                       83,132
     VIP Growth                           148,112
     VIP Overseas                          34,628
     VIP Asset Manager                    115,357
     VIP Index 500                         63,020
     VIP Equity-Income                    106,583
     VIP Contrafund                       188,127
     VIP Money Market                   1,671,462
   American Century:
     VP Capital Appreciation                3,017
     VP International                     122,298
     VP Income & Growth                   122,797
   Alger:
     American Growth                      213,157
     American Small Cap.                   34,882

   T Rowe Price:
     Equity Income                        167,157
     Limted-Term Bond                     164,404
     Mid-Cap Growth                        59,703
   Janus:
     Worldwide Growth                     128,502
     Flexible Income                      103,041
   Safeco:
     RST Equity                            16,186
     RST Growth                            61,320
   PBHG:
     Growth II                             24,400
     Tech. & Comm.                        229,125
   INVESCO:
     VIF-Dynamics                             899
     VIF-Financial Services                 3,465
     VIF-Health Sciences                    3,407
     VIF-Utilities                          4,268
     VIF-High Yield                        25,192

   6.    Net Assets
   Net Assets at December 31, 2002 are:

                                              OneAmerica Funds                           Fidelity

                                                        Investment                    VIP          VIP
                                 Value   Money Market   Grade Bond Asset Director High Income    Growth
Proceeds from units sold    $  3,272,141 $ 16,739,572  $ 4,454,125  $ 3,395,345  $ 1,105,090  $10,458,300
Cost of units redeemed          (697,239) (11,774,588)  (1,494,072)    (688,020)    (388,408)  (3,161,613)
Account charges                 (291,786)    (471,688)    (233,804)    (226,023)    (116,214)  (1,431,419)
Net investment income            154,635      139,881      223,989      147,200      109,880      297,611
Net realized gain (loss)         (19,697)           -       24,983       (8,857)    (172,995)    (957,057)
Realized gain distributions       67,800            -        2,497       51,546            -      269,573
Unrealized appreciation
   (depreciation)               (243,025)           -       (6,033)    (173,970)     (44,378)  (2,003,642)

                            $  2,242,890 $  4,633,176  $ 2,971,685  $ 2,497,221  $   492,975  $ 3,471,752


                                                               Fidelity

                                  VIP         VIP           VIP          VIP          VIP          VIP
                               Overseas  Asset Manager  Index  500  Equity-income Contrafund  Money Market
Proceeds from units sold    $  5,279,328 $  3,200,636  $15,292,154  $ 3,516,540  $ 7,249,472  $10,761,440
Cost of units redeemed        (4,569,534)  (1,204,877)  (5,248,044)    (835,026)  (2,173,040)  (8,988,324)
Account charges                 (130,569)    (358,699)  (1,784,541)    (433,118)  (1,062,787)    (204,712)
Net investment income             35,063      199,972      192,688      177,879      270,146      103,058
Net realized gain (loss)        (257,581)    (184,632)    (205,365)    (104,301)    (230,730)           -
Realized gain distributions       32,853       18,833            -       43,824       75,336            -
Unrealized appreciation
   (depreciation)                 (9,341)    (200,429)  (1,949,897)    (430,235)    (723,282)           -

                            $    380,219 $  1,470,804  $ 6,296,995  $ 1,935,563  $ 3,405,116  $ 1,671,462


                                        American Century                      Alger

                              VP Capital      VP         VP Income    American     American
                            Appreciation International   & Growth      Growth      Small Cap
Proceeds from units sold    $     75,181 $  2,084,259  $ 1,213,683  $14,959,044  $ 1,045,953
Cost of units redeemed           (49,253)    (860,837)    (228,979)  (3,928,239)    (329,420)
Account charges                  (10,262)    (206,021)    (150,957)  (2,027,911)     (84,911)
Net investment income              6,797       76,128       10,099    1,553,724          127
Net realized gain (loss)            (481)    (266,878)     (65,201)  (1,238,416)    (130,823)
Realized gain distributions            -            -            -            -            -
Unrealized appreciation
   (depreciation)                 (4,147)    (189,476)    (145,012)  (4,068,127)     (75,010)

                            $     17,835 $    637,175  $   633,633  $ 5,250,075  $   425,916

6.    Net Assets (continued)
   Net Assets at December 31, 2002 are:

                                        T. Rowe Price                        Janus
                                         Limited-Term     Mid-Cap     Worldwide
                             Equity Income   Bond         Growth       Growth   Flexible Income
Proceeds from units sold    $  4,692,974 $  1,642,985  $ 1,279,482  $ 8,114,365  $ 1,561,797
Cost of units redeemed        (1,170,532)    (796,486)    (186,847)  (2,651,972)    (311,040)
Account charges                 (580,439)     (44,270)    (107,335)    (868,618)    (118,141)
Net investment income            219,479       27,288        1,265      166,039       84,903
Net realized gain (loss)         (49,726)      (2,828)     (14,262)    (882,804)      13,869
Realized gain distributions        2,562            -            -            -            -
Unrealized appreciation
   (depreciation)               (379,613)       8,483     (113,765)  (1,172,034)      36,025

                            $  2,734,704 $    835,172  $   858,538  $ 2,704,976  $ 1,267,413


                                      SAFECO                     PBHG
                                                                       Tech. &
                              RST Equity  RST Growth     Growth II      Comm.
Proceeds from units sold    $    923,469 $  1,914,115  $   667,674  $ 1,634,776
Cost of units redeemed          (318,343)    (545,307)    (198,448)    (320,938)
Account charges                 (107,296)    (208,820)     (73,856)    (162,024)
Net investment income             12,409       79,301          721      271,264
Net realized gain (loss)        (128,839)     (78,255)    (143,000)    (856,900)
Realized gain distributions            -        3,481            -            -
Unrealized appreciation
   (depreciation)                (88,905)    (330,553)     (62,276)    (222,490)

                            $    292,495 $    833,962  $   190,815  $   343,688

                                                          INVESCO

                                 VIF-    VIF-Financial  VIF-Health                   VIF-
                               Dynamics    Services      Sciences   VIF-Utilities High Yield
Proceeds from units sold    $     45,168 $    100,522  $   228,805  $    46,993  $    99,515
Cost of units redeemed           (24,651)      (5,472)     (53,578)      (9,482)     (20,147)
Account charges                   (6,051)      (7,877)     (17,125)      (1,214)      (2,131)
Net investment income                  1        1,650            8          480        2,304
Net realized gain (loss)          (5,952)        (652)      (5,361)      (1,689)      (1,346)
Realized gain distributions            -            -            -            -            -
Unrealized appreciation
   (depreciation)                  1,069       (8,529)     (23,743)       1,872        4,436

                            $      9,584 $     79,642  $   129,006  $    36,921  $    82,631


                              FINANCIAL HIGHLIGHTS

The following information represents the ratio of gross income (i.e. dividend income) to average net assets expressed as a percent. Ratios for funds commencing during the year are annualized. This information pertains to the year ended December 31, 2002 and December 31, 2001.

                                 2002         2001
   OneAmerica Funds:
     Value                       1.5%         1.7%
     Money Market                1.2%         3.1%
     Investment Grade Bond       6.2%         6.2%
     Asset Director              3.5%         4.0%
   Fidelity:
     VIP High Income             9.7%        12.1%
     VIP Growth                  0.3%         0.1%
     VIP Overseas                0.9%         4.7%
     VIP Asset Manager           3.9%         3.5%
     VIP Index 500               1.2%         1.0%
     VIP Equity-Income           1.6%         1.3%
     VIP Contrafund              0.8%         0.7%
     VIP Money Market            1.6%         3.9%
   American Century:
     VP Capital Appreciation     0.0%         0.0%
     VP International            0.7%         0.1%
     VP Income & Growth          1.0%         0.7%
   Alger:
     American Growth             0.0%         0.2%
     American Small Cap          0.0%         0.0%


   T. Rowe Price:
     Equity Income               1.7%         1.5%
     Limited-Term Bond           4.2%         3.8%
     Mid-Cap Growth              0.0%         0.0%
   Janus:
     Worldwide Growth            1.0%         0.5%
     Flexible Income             5.1%         6.5%
   SAFECO:
     RST Equity                  0.9%         0.8%
     RST Growth                  0.0%         0.0%
   PBHG:
     Growth II                   0.0%         0.0%
     Tech. & Comm.               0.0%         0.0%
   INVESCO:
     VIF-Dynamics                0.0%         0.0%
     VIF-Financial Services      0.3%         0.3%
     VIF-Health Sciences         0.0%         0.0%
     VIF-Utilities               3.6%         0.4%
     VIF-High Yield              6.9%         0.2%


FINANCIAL STATEMENTS OF THE DEPOSITOR

     The combined financial statements of OneAmerica Financial Partners, Inc. as of December 31, 2002 and 2001, are included in this Statement of Additional Information. The financial statements of OneAmerica Financial Partners, Inc. should be distinguished from financial statements of AUL or its Separate Account and should be considered only as bearing upon AUL's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.



                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of American United Mutual Insurance Holding Company and OneAmerica Financial Partners, Inc.


In our opinion, the accompanying combined balance sheets and the related combined statements of operations, changes in shareholder's equity and comprehensive income, and cash flows present fairly, in all material respects, the financial position of OneAmerica Financial Partners, Inc., and its subsidiaries and affiliates (the "Company") at December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Indianapolis, Indiana
March 7, 2003

Combined Balance Sheets

December 31                                     2002         (in millions)          2001
---------------------------------------------------------------------------------------------
Assets
Investments:
    Fixed maturities:
      Available-for-sale at fair value      $ 4,797.3                           $ 3,439.4
      Held-to-maturity at amortized cost        --                                1,199.4
    Equity securities at fair value              15.4                                23.3
    Mortgage loans                            1,286.5                             1,344.1
    Real estate                                  45.3                                41.2
    Policy loans                                168.0                               172.3
    Short-term and other invested assets         24.1                                26.6
    Cash and cash equivalents                   152.7                               167.9
---------------------------------------------------------------------------------------------
      Total investments                       6,489.3                             6,414.2

Accrued investment income                        73.6                                82.8
Reinsurance receivables                       1,584.7                               766.0
Deferred acquisition costs                      427.0                               661.8
Property and equipment                           78.6                                88.4
Insurance premiums in course of collection       53.6                               136.3
Other assets                                     44.8                                77.1
Assets held in separate accounts              3,456.5                             3,865.7
---------------------------------------------------------------------------------------------
      Total assets                         $ 12,208.1                          $ 12,092.3
---------------------------------------------------------------------------------------------
Liabilities and shareholder's equity
Liabilities
    Policy reserves                         $ 6,436.8                           $ 6,172.6
    Other policyholder funds                    268.8                               279.7
    Pending policyholder claims                 430.0                               427.9
    Surplus notes                                75.0                                75.0
    Other liabilities and accrued expenses      333.7                               291.5
    Deferred gain on indemnity reinsurance      107.1                                 --
    Liabilities related to separate accounts  3,456.5                             3,865.7
---------------------------------------------------------------------------------------------
      Total liabilities                      11,107.9                            11,112.4
---------------------------------------------------------------------------------------------
Shareholder's equity
    Common stock, no par value -
      authorized 1,000 shares; issued
        and outstanding 100 shares               --                                   --
    Retained earnings                           947.1                               938.0
    Accumulated other comprehensive income:
      Unrealized appreciation of
        securities, net of tax                  159.6                                41.9
      Minimum pension liability, net of tax      (6.5)                                --
---------------------------------------------------------------------------------------------
      Total shareholder's equity              1,100.2                              979.9
---------------------------------------------------------------------------------------------
      Total liabilities and
         shareholder's equity              $ 12,208.1                          $ 12,092.3
---------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

Combined Statements of Operations


Year ended December 31                                                                2002         (in millions)           2001
------------------------------------------------------------------------------------------------------------------------------------
Revenues:
    Insurance premiums and other considerations                                    $ 607.6                              $ 811.3
    Policy and contract charges                                                      105.8                                106.1
    Net investment income                                                            467.5                                476.6
    Realized investment losses                                                       (11.1)                               (16.4)
    Other income                                                                      13.0                                 34.7
------------------------------------------------------------------------------------------------------------------------------------
      Total revenues                                                               1,182.8                              1,412.3
------------------------------------------------------------------------------------------------------------------------------------
Benefits and expenses:
    Policy benefits                                                                  562.0                                711.0
    Interest expense on annuities and financial products                             200.6                                204.7
    General operating expenses                                                       186.6                                184.2
    Commissions                                                                      113.2                                147.1
    Amortization                                                                      69.3                                 66.6
    Dividends to policyholders                                                        28.9                                 26.6
    Interest expense on surplus notes                                                  5.8                                  5.8
------------------------------------------------------------------------------------------------------------------------------------
      Total benefits and expenses                                                  1,166.4                              1,346.0
------------------------------------------------------------------------------------------------------------------------------------
Income before income tax expense                                                      16.4                                 66.3
Income tax expense                                                                     7.3                                 13.7
------------------------------------------------------------------------------------------------------------------------------------
      Net income                                                                    $  9.1                               $ 52.6
------------------------------------------------------------------------------------------------------------------------------------


Combined Statements of Changes in Shareholder's Equity and Comprehensive Income

                                                          Accumulated other
                                                         comprehensive income
                                                        -----------------------
                                                        Unrealized      Minimum
                                                        appreciation    pension
                                   Common     Retained  of securities,  liability,
(in millions)                      stock      earnings  net of tax      net of tax      Total
----------------------------------------------------------------------------------------------
Balances, December 31, 2000       $   --     $  885.4  $    4.5        $  --           $  889.9
Comprehensive Income:                                                                      --
  Net income                                     52.6                                      52.6
  Other comprehensive income          --                   37.4                            37.4
                                                                                        -------
Total comprehensive income                                                                 90.0
----------------------------------------------------------------------------------------------
Balances, December 31, 2001           --        938.0      41.9                           979.9
Comprehensive Income:                                                                      --
  Net income                                      9.1                                       9.1
  Other comprehensive income          --                  117.7         (6.5)             111.2
                                                                                         ------
Total comprehensive income                                                                120.3
----------------------------------------------------------------------------------------------
Balances, December 31, 2002       $  --      $  947.1  $  159.6        $(6.5)          $1,100.2
----------------------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

Combined Statements of Cash Flows

Year ended December 31                                                        2002         (in millions)       2001
----------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
----------------------------------------------------------------------------------------------------------------------
Net income                                                                  $  9.1                           $ 52.6
Adjustments to reconcile net income to net cash
    provided by operating activities:
      Amortization                                                            69.3                             66.6
      Depreciation                                                            16.5                             14.7
      Deferred taxes                                                         (26.5)                             1.2
      Realized investment  losses                                             11.1                             16.4
      Policy acquisition costs capitalized                                  (106.3)                          (111.2)
      Interest credited to deposit liabilities                               194.8                            197.1
      Fees charged to deposit liabilities                                    (44.1)                           (42.7)
      Amortization and accrual of investment income                          (17.8)                            (8.3)
      Increase in insurance liabilities                                      104.7                            563.1
      Increase in other assets                                              (127.9)                          (365.4)
      Increase (decrease) in other liabilities                               113.4                            (15.2)
----------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                    196.3                            368.9
----------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
    Purchases:
      Fixed maturities, held-to-maturity                                     (29.4)                           (98.6)
      Fixed maturities, available-for-sale                                (1,584.0)                          (989.1)
      Equity securities                                                       (5.6)                            (4.1)
      Mortgage loans                                                        (128.3)                          (177.9)
      Real estate                                                             (6.4)                            (1.9)
      Short-term and other invested assets                                     --                              (9.7)

    Proceeds from sales, calls or maturities:
      Fixed maturities, held-to-maturity                                     161.8                            317.2
      Fixed maturities, available-for-sale                                 1,563.5                            675.9
      Equity securities                                                       13.0                              6.6
      Mortgage loans                                                         179.4                            111.0
      Real estate                                                              0.6                              1.3
      Short-term and other invested assets                                     2.5                             29.7
    Transfer of reserves from reinsurance transaction                       (574.5)                             --
    Proceeds from reinsurance transaction                                    191.7                              --
----------------------------------------------------------------------------------------------------------------------
Net cash used by investing activities                                       (215.7)                          (139.6)
----------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
      Deposits to insurance liabilities                                    1,304.0                          1,184.8
      Withdrawals from insurance liabilities                              (1,304.1)                        (1,320.9)
      Other                                                                    4.3                             (4.7)
----------------------------------------------------------------------------------------------------------------------
Net cash provided by (used by) financing activities                            4.2                           (140.8)
----------------------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents                         (15.2)                            88.5
----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents beginning of year                                  167.9                             79.4
----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents end of year                                      $ 152.7                           $167.9
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. Significant Accounting Policies

Nature of Operations and Business Presentation

OneAmerica Financial Partners, Inc. (OneAmerica or "the Company"), is a wholly owned subsidiary of American United Mutual Insurance Holding Company (AUMIHC). On December 17, 2000, American United Life Insurance Company (AUL) reorganized and formed a mutual insurance holding company, AUMIHC, and an intermediate stock holding company, OneAmerica. As part of the reorganization, AUL converted from a mutual to a stock insurance company through a non-cash transaction and OneAmerica became the parent of AUL.

Upon conversion to a stock company, all outstanding shares of AUL stock were issued to AUMIHC through OneAmerica. AUMIHC will at all times, in accordance with the Indiana Mutual Holding Company Law, control at least a majority of the voting shares of the capital stock of AUL through OneAmerica. Policyholder membership rights exist at AUMIHC, while the policyholder contract rights remain with AUL.

OneAmerica owns 100 percent of AUL, which is an Indiana-domiciled stock life insurance company with headquarters in Indianapolis. AUL is licensed to do business in 49 states and the District of Columbia, and is an authorized reinsurer in all states. AUL offers individual life and annuity products through its general and career agents. AUL's qualified group retirement plans, tax-deferred annuities and other nonmedical group products are marketed through regional representatives, agents and brokers. The combined financial statements of the Company include the accounts of OneAmerica; its affiliate, The State Life Insurance Company (State Life); and its subsidiaries, AUL, OneAmerica Securities, Inc., AUL Reinsurance Management Services, LLC, CNL Financial Corporation (CNL) and Pioneer Mutual Life Insurance Company (PML). Significant intercompany transactions have been eliminated.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). AUL, State Life, PML and the insurance subsidiaries of CNL file separate financial statements with insurance regulatory authorities, which are prepared on the basis of statutory accounting practices that are significantly different from financial statements prepared in accordance with GAAP. These financial statements are described in detail in Note 12 - Statutory Information.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



Investments

Fixed maturity securities, which may be sold to meet liquidity and other needs of the Company, are categorized as available-for-sale and are stated at fair value. Unrealized gains and losses resulting from carrying available-for-sale securities at fair value are reported in equity, net of deferred taxes. Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are categorized as held-to-maturity and are stated at amortized cost. At December 31, 2002, all investments are now categorized as available-for-sale. Equity securities are stated at fair value.

During 2002, it was necessary for the Company to liquidate certain of its held-to-maturity investments related to the transaction with Employers Reinsurance Corporation (ERC) as discussed in Note 2 - Acquisitions and Other Significant Transactions.


In July 2002, all held-to-maturity securities, totaling approximately $1,099.3 million, were reclassified as available-for-sale as a result of the changed capital structure of the Company subsequent to the reinsurance transaction. This reclassification resulted in a net of tax adjustment of approximately $42 million as of July 1, 2002, as unrealized gains in other comprehensive income.

Mortgage loans on real estate are carried at amortized cost, less an impairment allowance for estimated uncollectible amounts. Real estate is reported at cost, less allowances for depreciation. Depreciation is provided (straight line) over the estimated useful lives of the related assets. Investment real estate is net of accumulated depreciation of $39.2 million and $35.8 million at December 31, 2002 and 2001, respectively. Depreciation expense for investment real estate amounted to $2.4 and $2.3 million at December 31, 2002 and 2001, respectively. Policy loans are carried at their unpaid balance. Other invested assets are reported at cost, plus the Company's equity in undistributed net equity since acquisition. Short-term investments include investments with maturities of one year or less at the date of acquisition and are carried at amortized cost, which approximates market value. Short-term certificates of deposit and savings certificates are considered to be cash equivalents. The carrying amount for cash and cash equivalents approximates market value.

Realized gains and losses on sale or call of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. The Company's accounting policy requires that a decline in the value of a security below its amortized cost basis be assessed to determine if the decline is other than temporary. If so, the security is deemed to be impaired and a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. The fair value of the impaired investment becomes its new cost basis.



Deferred Policy Acquisition Costs

Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. Such costs include commissions, certain costs of policy underwriting and issue, and certain variable agency expenses. These costs are amortized with interest as follows:

     * For participating whole life insurance products, over the lesser of 30 years or the lifetime of the policy in relation to the present value of estimated gross margins from expenses, investments and mortality, discounted using the expected investment yield.

     * For universal life-type policies and investment contracts, over the lesser of the lifetime of the policy or 30 years for life policies or 20 years for other policies in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins, discounted using the interest rate credited to the policy.

     * For term life insurance products, over the lesser of the benefit period or 30 years for term life in relation to the anticipated annual premium revenue, using the same assumptions used in calculating policy benefits.

     * For miscellaneous group life and individual and group health policies, straight line over the expected life of the policy.

     * For credit insurance policies, the deferred acquisition cost balance is primarily equal to the unearned premium reserve multiplied by the ratio of deferrable commissions to premiums written.

Recoverability of the unamortized balance of deferred policy acquisition costs is evaluated regularly. For universal life-type contracts, investment contracts and participating whole life policies, the accumulated amortization is adjusted (increased or decreased) whenever there is a material change in the estimated gross profits or gross margins expected over the life of a block of business to maintain a constant relationship between cumulative amortization and the present value of gross profits or gross margins. For most other contracts, the unamortized asset balance is reduced by a charge to income only when the present value of future cash flows, net of the policy liabilities, is not sufficient to cover such asset balance.



Assets Held in Separate Accounts

Separate accounts are funds on which investment income and gains or losses accrue directly to certain policies, primarily variable annuity contracts, equity-based pension and profit sharing plans and variable universal life policies. The assets of these accounts are legally segregated and are valued at fair value. The related liabilities are recorded at amounts equal to the underlying assets; the fair value of these liabilities is equal to their carrying amount.



Property and Equipment

Property and equipment includes real estate owned and occupied by the Company. Property and equipment is carried at cost, net of accumulated depreciation of $75.7 million and $73.2 million as of December 31, 2002 and 2001, respectively. The Company provides for depreciation of property and equipment using the straight-line method over its estimated useful life. Depreciation expense for 2002 and 2001 was $14.1 million and $12.4 million, respectively.



Premium Revenue and Benefits to Policyholders

The premiums and benefits for whole life and term insurance products and certain annuities with life contingencies (immediate annuities) are fixed and guaranteed. Such premiums are recognized as premium revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

Universal life policies and investment contracts are policies with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. The amounts collected from policyholders for these policies are considered deposits, and only the deductions during the period for cost of insurance, policy administration and surrenders are included in revenue. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.



Reserves for Future Policy and Contract Benefits

Liabilities for future policy benefits for participating whole life policies are calculated using the net level premium method and assumptions as to interest and mortality. The interest rate is the dividend fund interest rate, and the mortality rates are those guaranteed in the calculation of cash surrender values described in the contract. Liabilities for future policy benefits for term life insurance and life reinsurance policies are calculated using the net level premium method and assumptions as to investment yields, mortality and withdrawals. The assumptions are based on projections of past experience and include provisions for possible unfavorable deviation. These assumptions are made at the time the contract is issued. Liabilities for future policy benefits on universal life and investment contracts consist principally of policy account values, plus certain deferred policy fees, which are amortized using the same assumptions and factors used to amortize the deferred policy acquisition costs. If the future benefits on investment contracts are guaranteed (immediate annuities with benefits paid for a period certain), the liability for future benefits is the present value of such guaranteed benefits. The liabilities for group and credit products are generally calculated as an unearned premium reserve. Claim liabilities include provisions for reported claims and estimates based on historical experience for claims incurred but not reported.



Income Taxes

The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the temporary differences in the assets and liabilities determined on a tax and financial reporting basis.



Comprehensive Income

Comprehensive income is the change in equity of the Company that results from recognized transactions and other economic events of the period other than transactions with the policyholders. Comprehensive income includes net income, net unrealized gains (losses) on available-for-sale securities and changes in the minimum pension liability.



Derivatives

In 2001, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments and hedging activities, and requires recognition of all derivatives as either assets or liabilities measured at fair value.

In 2001, the Company, upon its adoption of SFAS No. 133, reclassified $522.4 million of held-to-maturity securities as available-for-sale so that those securities could be available as hedged items in future fair value and cash-flow hedge transactions. This reclassification resulted in a net of tax cumulative effect type adjustment of $6.7 million as unrealized gains in other comprehensive income.



Goodwill and Other Intangible Assets

In 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method except for mergers of mutual companies. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. The Company performed this test during 2002 and determined the carrying value of goodwill was not impaired.

The Company has ceased the amortization of goodwill as of January 1, 2002. Goodwill amounted to $4.3 million and $20.0 million at December 31, 2002 and 2001, respectively, and is included in "other assets." During 2002, the Company eliminated $15.7 million of goodwill related to the balance associated with the assets sold to ERC. See Note 2 - Acquisitions and Other Significant Transactions. The amortization of goodwill was $2.7 million in 2001. Other intangible assets totaled $3.2 million and $7.5 million at December 31, 2002 and 2001, respectively. The amortization of intangible assets with a finite life was $4.3 million and $11.0 million for 2002 and 2001, respectively.



Reclassification

Certain  2001   balances  have  been   reclassified   to  conform  to  the  2002
presentation.

2. Acquisitions and Other Significant Transactions

In January 2002, Pioneer Mutual Life Insurance Company (PML) of Fargo, North Dakota, joined AUMIHC as a wholly owned subsidiary of OneAmerica. Simultaneous with the merger, PML converted to a stock insurance company. The policyholders of PML became members of AUMIHC upon completion of the reorganization in 2002; while their contract rights remain with PML. This transaction involved the combination of two "mutual enterprises." Therefore, in accordance with Statement of Financial Accounting Standards No. 141 "Business Combinations," the pooling of interest method of accounting is permitted and the 2001 financials have been restated to include the results of PML as follows:

--------------------------------------------------------------------------------
                                       Assets    Equity    Revenue   Net income
2001 results as previously reported:  $11,582.7  $934.7    $1,371.8   $54.0
Restated:                             $12,092.3  $979.9    $1,412.3   $52.6

--------------------------------------------------------------------------------

On July 1, 2002, Employers Reinsurance Corporation (ERC) began reinsuring the majority of the Company's reinsurance operations, including its life, long term care and international reinsurance businesses. The transaction structure involved two indemnity reinsurance agreements and the sale of certain assets. The liabilities and obligations associated with the reinsured contracts remain on the balance sheet of the Company with a corresponding reinsurance receivable from ERC. The transaction included a transfer of reserves to ERC of approximately $574.5 million and ERC paid a ceding commission to the Company of approximately $174.3 million, net of certain assets sold. In connection with the transaction, a trust account has been established which provides for securities to be held in support of the reinsurance receivables. The market value of investments held in trust was $651.5 million at December 31, 2002.


As a result of this transaction, a deferred gain of approximately $110 million was generated, and was recorded as a deferred gain on the Company's balance sheet in accordance with the requirements of SFAS 113, "Reporting for Reinsurance of Short-Duration and Long- Duration Contracts." The gain will be amortized into earnings at the rate that earnings on the reinsured business are expected to emerge. During 2002, the Company recognized approximately $3 million of deferred gain amortization which is included in other income.

In 2002, the Company implemented a cost reduction program which included the termination of certain personnel. This program resulted in additional expenses of approximately $4 million for the year. This initiative is expected to result in substantial cost savings in future years.



3.Investments

The amortized cost and fair value of investments in fixed maturity securities by type of investment were as follows:



                                                                                December 31, 2002

-----------------------------------------------------------------------------------------------------------------------
                                                                                Gross            Gross        Estimated
                                                                    Amortized  unrealized      unrealized    fair value
                                                                      cost      gains           losses
-----------------------------------------------------------------------------------------------------------------------

Available-for-sale:                                                                       (in millions)
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                           $   122.3        $  12.6      $ --       $   134.9
Corporate securities                                                2,986.2          280.7       35.3        3,231.6
Mortgage-backed securities                                          1,343.4           87.5        0.1        1,430.8
-----------------------------------------------------------------------------------------------------------------------
                                                                  $ 4,451.9        $ 380.8      $ 35.4     $ 4,797.3
-----------------------------------------------------------------------------------------------------------------------

                                                                                 December 31, 2001
-----------------------------------------------------------------------------------------------------------------------
                                                                                Gross            Gross        Estimated
                                                                    Amortized  unrealized      unrealized    fair value
                                                                      cost      gains           losses
-----------------------------------------------------------------------------------------------------------------------

Available-for-sale:                                                                       (in millions)
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                           $   131.4        $   5.0      $ 0.3      $   136.1
Corporate securities                                                2,302.6           78.8       43.8        2,337.6
Mortgage-backed securities                                            919.8           46.5        0.6          965.7
-----------------------------------------------------------------------------------------------------------------------
                                                                  $ 3,353.8        $ 130.3      $44.7      $ 3,439.4
-----------------------------------------------------------------------------------------------------------------------
Held-to-maturity:
Obligations of U.S. government, states,
    political subdivisions and
    foreign governments                                              $ 53.6        $ 3.1        $ --       $    56.7
Corporate securities                                                1,011.0         66.3          7.2        1,070.1
Mortgage-backed securities                                            134.8          6.2          --           141.0
-----------------------------------------------------------------------------------------------------------------------
                                                                  $ 1,199.4       $ 75.6        $ 7.2      $ 1,267.8
-----------------------------------------------------------------------------------------------------------------------

The amortized cost and fair value of fixed maturity securities at December 31, 2002, by contractual average maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                        Available-for-sale
                                                   ---------------------------

(in millions)                                         Amortized
                                                        cost       Fair value
--------------------------------------------------------------------------------
Due in one year or less                             $    184.7     $  187.3
Due after one year through five years                  1,009.0      1,087.7
Due after five years through 10 years                  1,282.9      1,394.0
Due after 10 years                                       631.9        697.5
--------------------------------------------------------------------------------
                                                       3,108.5      3,366.5
Mortgage-backed securities                             1,343.4      1,430.8
--------------------------------------------------------------------------------
                                                     $ 4,451.9     $4,797.3
--------------------------------------------------------------------------------

Net investment income consisted of the following:



Years ended December 31                             2002 (in millions)     2001
--------------------------------------------------------------------------------

Fixed maturity securities                          $ 340.7             $ 350.7
Equity securities                                      0.8                 0.7
Mortgage loans                                       108.1               105.9
Real estate                                           11.6                11.9
Policy loans                                          11.1                11.2
Other                                                 12.7                17.8
--------------------------------------------------------------------------------
Gross investment income                              485.0               498.2
Investment expenses                                   17.5                21.6
--------------------------------------------------------------------------------
Net investment income                              $ 467.5             $ 476.6
--------------------------------------------------------------------------------

Proceeds from the sales of investments in fixed maturities during 2002 and 2001 were approximately $1,218.2 million and $589.2 million, respectively. Gross gains of $37.7 million and $22.1 million, and gross losses of $22.4 million and $13.8 million were realized in 2002 and 2001, respectively. The change in unrealized appreciation of fixed maturities amounted to approximately $259.8 million and $79.0 million in 2002 and 2001, respectively.

The Company has reported approximately $23.2 and $26.6 million in realized losses related to a decline in fair value below amortized cost that is deemed to be an other than temporary decline on $49.6 and $46.4 million of investments in fixed maturities and mortgages in 2002 and 2001, respectively. The Company does not continue to accrue income on those investments deemed uncollectible.

At December 31, 2002, the Company held an investment in a fixed maturity security with an unrealized loss of $5.5 million. Management evaluated the security and determined the security had not experienced an other than temporary decline in value. Subsequent to December 31, 2002, additional adverse information has developed related to this security and the Company continues to evaluate the need for impairment.

Realized investment gains (losses) consisted of the following:

Years ended December 31                             2002 (in millions)     2001
--------------------------------------------------------------------------------

Fixed maturity securities                          $  15.3             $   8.3
Equity securities                                     (3.0)                2.7
Other securities                                      (0.2)               (0.8)
Other-than-temporary impairment                      (23.2)              (26.6)
--------------------------------------------------------------------------------
Realized investment losses                         $ (11.1)            $ (16.4)
--------------------------------------------------------------------------------

At December 31, 2002, the net unrealized gain on equity securities of approximately $.1 million is comprised of $.2 million in unrealized gains and $.1 million of unrealized losses and has been reflected directly in equity. The change in the unrealized appreciation/(depreciation) of equity securities amounted to approximately $1.2 million and ($3.1) million in 2002 and 2001, respectively.

The Company maintains a diversified mortgage loan portfolio and exercises internal limits on concentrations of loans by geographic area, industry, use and individual mortgagor. At December 31, 2002, the largest geographic concentrations of commercial mortgage loans were in Indiana, California and Florida, where approximately 25 percent of the portfolio was invested. A total of 34 percent of the mortgage loans have been issued on retail properties, primarily backed by long-term leases or guarantees from strong credits.

The Company had outstanding mortgage loan commitments at December 31, 2002, of approximately $41.7 million.

There were six investments that were non-income-producing at December 31, 2002, with a book value of $5.3 million.

4. Other Comprehensive Income

Accumulated other comprehensive income consisted of the following:

At December 31                                            2002       (in millions)    2001
---------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation):
     Fixed maturity securities                         $  345.4                    $   85.6
      Equity securities                                     0.1                        (1.1)
Valuation allowance                                      (100.3)                      (22.2)
Deferred taxes                                            (85.6)                      (20.4)
                                                          ------                     ------
Total unrealized appreciation, net of tax                 159.6                        41.9
Minimum pension liability, net of tax                      (6.5)                        --
---------------------------------------------------------------------------------------------
Accumulated other comprehensive income                 $  153.1                    $   41.9
---------------------------------------------------------------------------------------------

The components of comprehensive income, other than net income, are illustrated below:

Years ended December 31                                      2002  (in millions)        2001
---------------------------------------------------------------------------------------------
Other comprehensive income, net of tax:
Minimum pension liability adjustment,
  net of tax - 2002, $3.5                                    $  (6.5)                 $  --
Unrealized appreciation on securities,
    net of tax-2002, $59.8; 2001, $19.7; 2001 included
    $6.7 from cumulative FAS 133 reclassification adjustment   127.8                    33.7
Less: reclassification adjustment for gains (losses)
    included in net income,
    net of tax-2002, $5.4; 2001, $(2.0)                         10.1                    (3.7)
---------------------------------------------------------------------------------------------
    Other comprehensive income, net of tax                   $ 111.2                  $ 37.4
---------------------------------------------------------------------------------------------


5.  Deferred Policy Acquisition Costs
The balances of and changes in deferred policy acquisition costs are as follows:


Years ended December 31                                      2002  (in millions)        2001
---------------------------------------------------------------------------------------------
Balance, beginning of year                                  $  661.8                  $626.9
Capitalization of deferred acquisition costs                   106.3                   111.2
Amortization of deferred acquisition costs                     (65.0)                  (55.6)
Change in valuation allowance                                  (79.1)                  (20.7)
Disposition from reinsurance transaction                      (197.0)                    --
                                                              -------                 -------
Balance, end of year                                        $  427.0                  $661.8
---------------------------------------------------------------------------------------------

6. Insurance Liabilities

Insurance liabilities consisted of the following:


                                                                                                                  (in millions)
------------------------------------------------------------------------------------------------------------------------------------
                                                     Withdrawal             Mortality       Interest rate          December 31,
                                                     assumptions            or morbidity      assumption
                                                                            assumption                              2002      2001
------------------------------------------------------------------------------------------------------------------------------------
Future policy benefits:
      Participating whole life contracts             Company experience  Company experience  2.5% to 6.0%         $ 822.4  $   784.8
      Universal life-type contracts                         n/a               n/a               n/a                 560.7      546.5
      Other individual life contracts                Company experience  Company experience  2.5% to 8.0%           547.9      451.9
      Accident and health                                   n/a          Company experience     n/a                 323.8      272.4
      Annuity products                                      n/a               n/a               n/a               3,721.0    3,591.3
      Group life and health                                 n/a               n/a               n/a                 461.0      525.7
Other policyholder funds                                    n/a               n/a               n/a                 268.8      279.7
Pending policyholder claims                                 n/a               n/a               n/a                 430.0      427.9
------------------------------------------------------------------------------------------------------------------------------------
      Total insurance liabilities                                                                               $ 7,135.6  $ 6,880.2
------------------------------------------------------------------------------------------------------------------------------------

Participating life insurance policies represent approximately 54 percent and 55 percent of the total individual life insurance in force at December 31, 2002 and 2001, respectively. Participating policies represented approximately 47 percent and 25 percent of life premium income for 2002 and 2001, respectively. The amount of dividends to be paid is determined annually by the board of directors.


7.   Employees' and Agents' Benefit Plans:

The Company has a noncontributory defined benefit pension plan covering substantially all employees. Company contributions to the employee plan are made periodically in an amount between the minimum ERISA required contribution and the maximum tax-deductible contribution. Contributions made to the plan were $6.6 million in 2002 and $3.8 million in 2001. Benefits paid in 2002 and 2001 were $9.3 million and $4.9 million, respectively. The following benefit information for the employees' defined benefit plan was determined by independent actuaries as of December 31, 2002 and 2001, respectively.

                                                   2002    (in millions)          2001
---------------------------------------------------------------------------------------------
Actuarial present value of benefits
    for the employees' defined benefit plan       $ 65.0                         $ 64.1
Fair value of plan assets                           44.7                           54.0
---------------------------------------------------------------------------------------------
Funded status (deficit)                           $(20.3)                        $(10.1)
---------------------------------------------------------------------------------------------
Net periodic pension cost                         $  4.5                         $  2.2
---------------------------------------------------------------------------------------------

Valuation assumptions in determining
the projected benefit obligation:
                                                   2002     (in millions)         2001
---------------------------------------------------------------------------------------------
Discount rate                                        7.25%                          7.50%
Expected return                                      9.00%                          9.00%
Compensation increase rate                           4.00%                          4.00%
---------------------------------------------------------------------------------------------

As a result of the accumulated benefit obligations exceeding the fair value of plan assets, the Company was required to charge $6.5 million (net of tax) to other comprehensive income and establish a minimum pension liability totaling $8.1 million at December 31, 2002.

The Company has defined contribution plans that are 401(k) salary reduction/savings plans for employees. In general, quarterly contributions covering employees who have completed one full calendar year of service are made by the Company in amounts based upon the Company's financial results. Company contributions to the plan during 2002 and 2001 were $1.5 million and $2.2 million, respectively. The fair value of the plan assets was $74.9 million and $73.7 million as of December 31, 2002 and 2001, respectively.

The Company has a defined contribution pension plan and a 401(k) plan covering substantially all agents, except general agents. Contributions of 4.5 percent of defined commissions (plus 4.5 percent for commissions over the Social Security wage base) are made to the pension plan. An additional contribution of 3.0 percent of defined commissions is made to a 401(k) plan. Company contributions expensed for these plans for 2002 and 2001 were $.8 million. The fair value of the plan assets was $6.2 million and $7.1 million as of December 31, 2002 and 2001, respectively.

The funds for all plans are held by the Company under deposit administration and group annuity contracts.

The Company has entered into deferred compensation agreements with certain employees, agents and general agents. These deferred amounts are payable according to the terms and conditions of said agreements. Annual costs of the agreements were $9.3 million and $4.5 million for 2002 and 2001, respectively.

The Company also provides certain health care and life insurance benefits (postretirement benefits) for retired employees and certain agents (retirees). Employees and agents with at least 10 years of plan participation may become eligible for such benefits if they reach retirement age while working for the Company.


Accrued postretirement benefits as of December 31:           2002     (in millions)      2001
---------------------------------------------------------------------------------------------
Accumulated postretirement benefit obligation              $ 13.8                     $ 12.3
Net postretirement benefit cost                               1.8                        1.7
Company contributions                                         1.0                        1.0
---------------------------------------------------------------------------------------------


There are no specific plan assets for this postretirement liability as of December 31, 2002 and 2001. Claims incurred for benefits were funded by company contributions.


The assumed discount rate used in determining the accumulated postretirement benefit was 7.25 percent and the assumed health care cost trend rate was 10.0 percent graded to 5.0 percent. Compensation rates were assumed to increase 4.0 percent at each year-end. The health coverage for retirees 65 and over is capped at year 2000 levels with future increases in costs being borne by the covered retirees. An increase in the health care cost trend rates by one percentage point would increase the postretirement benefit obligation by $1.1 million as of December 31, 2002, and would increase the benefit cost for 2002 by $.2 million. A decrease in the health care cost trend rate by one percentage point would decrease the postretirement benefit obligation by $1.0 million as of December 31, 2002, and would decrease the benefit cost for 2002 by $.2 million.


8. Federal Income Taxes

A reconciliation of the income tax attributable to continuing operations computed at U.S. federal statutory tax rates to the income tax expense included in the statement of operations follows:

Years ended December 31                                 2002     (in millions)           2001
---------------------------------------------------------------------------------------------
Income tax computed at statutory tax rate             $  5.7                          $ 23.2
    Tax-exempt income                                   (0.9)                           (0.9)
    Prior year differential earnings amount             (0.8)                           (3.1)
    Other                                                3.3                            (5.5)
---------------------------------------------------------------------------------------------
    Income tax expense                                $  7.3                          $ 13.7
---------------------------------------------------------------------------------------------

The components of the provision for income taxes on earnings included current tax provisions of $33.8 million and $12.5 million for the years ended December 31, 2002 and 2001, respectively, and deferred tax expense (benefit)of ($26.5) million and $1.2 million for the years ended December 31, 2002 and 2001, respectively.

Deferred income tax assets (liabilities)
as of December 31:                                      2002     (in millions)           2001
---------------------------------------------------------------------------------------------
Deferred policy acquisition costs                     $ (160.1)                       $(196.7)
Investments                                               (6.0)                          (5.1)
Insurance liabilities                                    136.7                          161.6
Deferred gain on indemnity reinsurance                    28.6                           --
Minimum pension liability                                  3.5                           --
Unrealized appreciation of securities                    (85.6)                         (20.4)
Other                                                    (18.6)                          (5.7)
---------------------------------------------------------------------------------------------
    Deferred income tax liabilities                   $ (101.5)                       $ (66.3)
---------------------------------------------------------------------------------------------

Federal income taxes paid were $38.5 million and $5.3 million in 2002 and 2001, respectively.

9.Reinsurance

The Company is a party to various reinsurance contracts under which it receives premiums as a reinsurer and reimburses the ceding companies for portions of the claims incurred. At December 31, 2002 and 2001, life reinsurance assumed was approximately 80 percent of life insurance in force.

For individual life policies, the Company cedes the portion of the total risk in excess of $.5 million. For other policies, the Company has established various limits of coverage it will retain on any one policyholder and cedes the remainder of such coverage.

Certain statistical data with respect to reinsurance follows:

Years ended December 31                2002     (in millions)           2001
--------------------------------------------------------------------------------
Direct statutory premiums            $ 1,733.3                        $ 1,606.1
Reinsurance premiums assumed             604.1                            675.7
Reinsurance premiums ceded              (530.6)                          (325.1)
--------------------------------------------------------------------------------
    Net statutory premiums             1,806.8                          1,956.7
--------------------------------------------------------------------------------
    Reinsurance recoveries             $ 233.9                          $ 476.5
--------------------------------------------------------------------------------

The Company reviews all reinsurance agreements for transfer of risk and evaluates the proper accounting methods based upon the terms of the contract. If companies to which reinsurance has been ceded are unable to meet obligations under the reinsurance agreements, the Company would remain liable. Eight reinsurers account for approximately 86 percent of the Company's December 31, 2002, ceded reserves for life and accident and health insurance. These reinsurers are deemed financially strong with A.M. Best ratings between A++ and A-. The remainder of such ceded reserves is spread among numerous reinsurers. Refer to Note 2 - Acquisitions and Other Significant Transactions for details on the reinsurance transaction in 2002 with ERC.

The Company reported an after-tax net loss of approximately $15 million in 2001 related to the September 11, 2001, terrorist attack. The net loss included anticipated reinsurance recoveries from the Company's reinsurers. The Company continues to pay claims and recover amounts from the various reinsurance companies. The anticipated reinsurance recoveries are approximately $199 million at December 31, 2002, compared to $313 million at December 31, 2001. The Company's reinsurance program provides adequate protection and consists of financially strong reinsurance companies. The Company has recorded no significant additional net loss in 2002 related to the September 11th tragedy.

10. Surplus Notes and Lines of Credit

On February 16, 1996, AUL issued $75 million of surplus notes, due March 30, 2026. Interest is payable semi-annually on March 30 and September 30 at a 7.75 percent annual rate. Any payment of interest on or principal of the notes may be made only with the prior approval of the Commissioner of the Indiana Department of Insurance. The surplus notes may not be redeemed at the option of AUL or any holders of the surplus notes. Interest paid during 2002 and 2001 was $5.8 million in each year.

The Company has available a $100 million credit facility. No amounts have been drawn as of December 31, 2002. The available borrowing against the line of credit is reduced by a standby Letter of Credit related to certain reinsurance business totaling $28.5 million as of December 31, 2002.

11.Commitments and Contingencies

Various lawsuits have arisen in the ordinary course of the Company's business. In each of the matters, the Company believes the ultimate resolution of such litigation will not result in any material adverse impact to operations or financial condition of the Company.

In 2002, the Company settled a dispute with a reinsurance customer that resulted in the return of premium totaling $15 million. This return of premiums was recorded as a reduction in premium income in 2002.

12.  Statutory Information

AUL, State Life, PML and CNL prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the department of insurance for their respective state of domicile. Prescribed statutory accounting practices (SAP) currently include state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state, as well as practices described in National Association of Insurance Commissioners' (NAIC) publications.

A reconciliation of SAP surplus to GAAP equity at December 31 follows:

At December 31                                                               2002     (in millions)        2001
------------------------------------------------------------------------------------------------------------------
    SAP surplus                                                          $  695.9                       $ 557.9
    Deferred policy acquisition costs                                       531.6                         691.9
    Adjustments to policy reserves                                         (155.6)                       (293.4)
    Asset valuation and interest maintenance reserves                        54.6                          74.0
    Unrealized gain on invested assets, net                                 159.6                          41.9
    Surplus notes                                                           (75.0)                        (75.0)
    Deferred gain on indemnity reisurance                                  (107.1)                          --
    Deferred income taxes                                                   (43.1)                        (71.4)
    Other, net                                                               39.3                          54.0
------------------------------------------------------------------------------------------------------------------
    GAAP equity                                                          $1,100.2                       $  979.9
------------------------------------------------------------------------------------------------------------------


A reconciliation of SAP net income to GAAP net income for the years ended December 31 follows:

Years ended December 31                                                      2002       (in millions)      2001
------------------------------------------------------------------------------------------------------------------
    SAP net income (loss)                                                $  (37.7)                      $ (17.9)
    Deferred policy acquisition costs                                        28.3                          33.7
    Adjustments to policy reserves                                           26.5                          31.6
    Interest maintenance reserves adjustments
      on reinsurance transaction                                            (16.5)                          --
    Deferred income taxes                                                    26.5                          (1.2)
    Other, net                                                              (18.0)                          6.4
------------------------------------------------------------------------------------------------------------------
    GAAP net income                                                      $    9.1                       $  52.6
------------------------------------------------------------------------------------------------------------------

Life insurance companies are required to maintain certain amounts of assets on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $22.3 million and $15.7 million at December 31, 2002 and 2001, respectively.

Effective January 1, 2001, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaced the current Accounting Practices and Procedures manual as the NAIC's primary guidance for areas where statutory accounting had been silent, and changed current statutory accounting in some areas. The adoption of the Codification guidance resulted in an increase to statutory surplus of $19.6 million in 2001.

State statutes and the mutual insurance holding company law limit dividends from AUL and PML to OneAmerica. No such distributions were made in 2002 or 2001. State statutes allow the greater of 10 percent of statutory surplus or 100 percent of net income as of the most recently preceding year-end to be paid as dividends without prior approval from state insurance departments. Under state statutes, dividends would be limited to approximately $62 million in 2003.


13. Fair Value of Financial Instruments

The fair values for financial instruments are based on various assumptions and estimates as of a specific point in time. They do not represent liquidation values and may vary significantly from amounts that will be realized in actual transactions. Therefore, the fair values presented in the table should not be construed as the underlying value of the Company.

The disclosure of fair value information about certain financial instruments is based primarily on quoted market prices. The fair values of short-term investments and policy loans approximate the carrying amounts reported in the balance sheets. Fair values for fixed maturity and equity securities and surplus notes are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

The fair value of the aggregate mortgage loan portfolio was estimated by discounting the future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings for similar maturities.

The estimated fair values of the liabilities for interest-bearing policyholder funds approximate the statement values because interest rates credited to account balances approximate current rates paid on similar funds and are not generally guaranteed beyond one year. Fair values for other insurance reserves are not required to be disclosed. However, the estimated fair values for all insurance liabilities are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair values of certain financial instruments, along with the corresponding carrying values at December 31, 2002 and 2001, follow:




                                                     2002      (in millions)        2001
                                      Carrying amount    Fair value    Carrying amount  Fair value
--------------------------------------------------------------------------------------------------------
Fixed maturity securities:
    Available-for-sale                $ 4,797.3           $ 4,797.3    $ 3,439.4        $ 3,439.4
    Held-to-maturity                       --                  --        1,199.4          1,267.8
Equity securities                          15.4                15.4         23.3             23.3
Mortgage loans                          1,286.5             1,442.5      1,344.1          1,413.9
Policy loans                              168.0               168.0        172.3            172.3
Surplus notes                              75.0                70.9         75.0             70.5
Short-term and other invested assets       24.1                24.1         26.6             26.6
--------------------------------------------------------------------------------------------------------

                            PART C: Other Information

Item 27.Exhibits

(a)     Board of Directors Resolutions.

        1. Resolution of the Board of Directors of the Depositor dated July 10, 1997 concerning AUL American Individual Variable Life Unit Trust(1)

(b)     Custodian Agreements.

          Not Applicable.

(c)     Underwriting Contracts.

        1. Distribution Agreement between American United Life Insurance Company and OneAmerica Securities, Inc.(6)

        2.     Schedule of Sales Commissions.(2)

(d)     Contracts.

        1.     Form of  Flexible  Premium  Adjustable  Variable  Life  Insurance
               Policy(1)

        2.     Form of Last Survivor Rider(1)

        3.     Form of Waiver of Monthly Deduction Disability(1)

        4.     Form of Guaranteed Insurability Option(1)

        5.     Form of Children's Insurance Benefit Rider(1)

        6.     Form of Other Insured Level Term Insurance Rider(1)

        7.     Form of Waiver of Premium Disability Benefit Rider(1)

        8.     Form of Automatic Increase Rider(1)

        9.     Form of Guaranteed Death Benefit Rider(1)

        10.    Form of Accelerated Benefit Rider(1)

        11.    Form of Joint First-to-Die Level Term Insurance Rider(1)

(e)     Applications.

        1. Form of Application for Flexible Premium Adjustable Variable Life Insurance Policy(5)

(f)     Depositor's Certificate of Incorporation and By-Laws.

        1. Certification of Articles of Merger between American Central Life Insurance Company and United Mutual Life Insurance Company(3)

        2. Articles of Merger between American Central Life Insurance Company and United Mutual Life Insurance Company(3)

        3.     Code of By-laws of American United Life Insurance Company(R)(3)

        4. Articles of Amendment to the Articles of Incorporation of American United Life Insurance Company(R)(4)

        5. Amended and Restated Bylaws of American United Life Insurance Company(R)(4)

(g)     Reinsurance Contracts.

               Not Applicable.

(h)     Participation Agreements.

        1. Form of Participation Agreement between American United Life Insurance Company(R) and Alger American Fund (3)

        2.     Form of  Participation  Agreement  between  American  United Life
               Insurance Company(R) and American Century Variable Portfolios, Inc. (3)

        3. Form of Participation Agreement between American United Life Insurance Company(R) and Fidelity Variable Insurance Products Fund (3)

        4. Form of Participation Agreement between American United Life Insurance Company(R) and Fidelity Variable Insurance Products Fund II (3)

        5. Form of Participation Agreement between American United Life Insurance Company(R) and T. Rowe Price Equity Series, Inc. (3)

        6. Form of Participation Agreement between American United Life Insurance Company(R) and INVESCO Variable Investment Funds, Inc.
               (5)

        7. Form of Participation Agreement between American United Life Insurance Company(R) and Janus Aspen Series (6)

        8. Form of Participation Agreement between American United Life Insurance Company(R) and PBHG Insurance Series Fund (6)

        9. Form of Participation Agreement between American United Life Insurance Company(R) and SAFECO Resource Series Trust (6)

       10. Form of Participation Agreement between American United Life Insurance Company(R) and T. Rowe Price Fixed Income Series, Inc.(6)


       11. Form of Amendment to the Participation Agreement between American United Life Insurance Company(R) and PBHG Insurance Series Fund(7)

       12. Form of Participation Agreement between American United Life Insurance Company(R) and Neuberger Berman Advisers Management Trust(7)


(i)     Administrative Contracts.

               Not Applicable.

(j)     Other Material Contracts.

               Not Applicable.

(k)     Legal Opinion.

        1.     Opinion  and  consent of legal  officer of  American  United Life
               Insurance   Company(R)   as  to  legality   of   Policies   being
               registered(2)

(l)     Actuarial Opinion.

        1.     Opinion of Actuary(2)

(m)     Calculation.

               Not Applicable.

(n)     Other Opinions.

        1.     Consent of Dechert Price & Rhoads(2)

        2.     Consent of Independent Accountants(7)

        3.     Powers of Attorney(7)

(o)     Omitted Financial Statements.

               Not Applicable.

(p)     Initial Capital Agreements.

               Not Applicable.

(q)     Redeemability Exemption.

        1.     Memorandum   describing   issuance,   transfer   and   redemption
               procedures.(1)

--------------------

(1) Filed with the Registrant's initial registration statement on Form S-6 (File No. 333-32531) on July 31, 1997.

(2) Filed with the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-32531) on October 30, 1997.

(3) Filed with the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-32531) on April 30, 1998.

(4) Filed with the Registrant's Post-effective Amendment No. 5 to the Registration Statement on Form S-6 (File 333-32531) on April 27, 2001.

(5) Filed with the Registrant's Post-effective Amendment No. 6 to the Registration Statement on Form S-6 (File 333-32531) on August 28, 2001.

(6) Filed with the Registrant's Post-effective Amendment No. 8 to the Registration Statement on Form N-6 (File 333-32531) on February 28, 2003


(7) Filed with the Registrant's Post-effective Amendment No. 9 to the Registration Statement on Form N-6 (File 333-32531) on April 30, 2003


* To be filed by amendment.

Item 28. Directors and Officers of the Depositor

Name and Address                   Positions and Offices with AUL
----------------                   ------------------------------

Jerry D. Semler*                   Chairman of the Board and Chief Executive Officer,
                                   American United Life Insurance Company (9/91 - present);
                                   President, AUL (1980 - 2/03); Chairman of the AUL Acquisition
                                   Committee; Chairman of the Board & CEO, The State Life Insurance
                                   Company (11/94 - present); Chairman of the Board, AUMIHC
                                   (12/00-present); Director, IWC Resources Corp.(4/96 - 9/01)

John R. Barton*                    Senior Vice President, Group Life & Health Division
                                   (1/99 - present); Director, AUL (12/00 - present);
                                   Vice President, Group Operations, WAUSAU Insurance Co.
                                   (5/98 - 12/98); Consultant, Heron Management Group
                                   (4/97 - 5/98); President & Chief Executive Officer,
                                   The Epoch Group, L.C. (1/95 - 4/97)

J. Scott Davison*                  Senior Vice President, Strategic Planning and Corporate Development
                                   (7/02 - present); Director, AUL (7/02 - present) Vice President,
                                   Corporate Planning (1/00 - 7/02); Director, Treasurer, Assistent
                                   Secretary, Senior Vice President and Chief Financial Officer,
                                   Duncanson & Holt, Inc. (10/97-1/00); Unum Corporation (7/86-10-97)

Constance E. Lund*                 Senior Vice President, Corporate Finance (1/00 - present);
                                   Director, AUL, (12/00 - present); Vice President, Reporting and Research (1/99 - 1/00); Assistant Vice President,
                                   Reporting & Research (5/95 - 1/99)

Dayton H. Molendorp*               Executive Vice President, AUL (2/03 - present); Senior Vice President,
                                   Individual Division (9/99 - 2/03); Director, AUL, (12/00 - present);
                                   President, The State Life Insurance Company (2/03 - present); President and
                                   Director, Pioneer Mutual Life Insurance Company (2/02 - present);
                                   Vice President, Individual Division, AUL (11/98 - 9/99);
                                   Vice President, Marketing, Individual Division, AUL (6/92 - 9/98)

R. Stephen Radcliffe*              President, AUL (2/03 - present); Executive Vice President, AUL (8/94 - present);
                                   Director, AUL (2/91 - present); Director, AUMIHC (12/00 - present);
                                   Director, Pioneer Mutual Life Insurance Company (2/02 - present)

Mark C. Roller*                    Senior Vice President, Human Resources & Corporate Support,
                                   (12/01 - present); Director, AUL (12/01 - present); Vice President
                                   Human Resources, (11/99 - 12/01); Vice President, Corporate
                                   Planning, (9/95 - 11/99)

G. David Sapp*                     Senior Vice President, Investments (1/92 - present);
                                   Director, AUL (12/00 - present)

William L. Tindall*                Senior Vice President, Retirement Services (8/97 - present);
                                   Director, AUL (12/00 - present); Senior Vice President, Pension
                                   Management Sales, Massachusetts Mutual Life Insurance Company
                                   (1993 - 8/97)

Steven A. Weber*                   Senior Vice President, Information Systems, (11/01 - present);
                                   Director, AUL, (2/02 - present); Consultant, S. Weber & Associates,
                                   (1/01 - 11/01); Senior Vice President, AAL, (1975 - 10/01)

Thomas M. Zurek*                   General Counsel & Secretary (8/02 - present);
                                   Director, AUL (8/02 - present); Secretary, State Life Insurance
                                   Company (8/02 - present); Partner, Nymast, Good, Voigts, West,
                                   Hansel and O'Brien (1992-1998; 2001-8/2002); General Counsel and
                                   Executive Vice President, American General Life Companies (1998 - 2001)

----------------------------------------------

* The Principal  business  address of all of the persons  listed is One American
Square, Indianapolis, Indiana 46282


Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant.


ONEAMERICA FUNDS, INC. (the "Fund") (formerly AUL American Series Fund, Inc. (File No. 811-5850) was incorporated under the laws of Maryland on July 26, 1989, and is an open-end management investment company under the Investment Company Act of 1940. It was established for the primary purpose of providing a funding vehicle for group and individual variable annuity contracts known as American Series Contracts. On May 1, 2002, the name of this corporation was changed. The prior name was AUL American Series Funds, Inc. As of December 31, 2002, there are 600 million authorized shares; currently, 582 million shares have been allocated and issued. AUL owns 0.00 percent of Equity, 0.00 percent of Bond, 0.00 percent of Managed and 0.00 percent of Money Market shares as of December 31, 2002.

AMERICAN UNITED MUTUAL INSURANCE HOLDING COMPANY ("AUMIHC") - a mutual holding company created on December 17, 2000, under the laws of the state of Indiana. The rights of policyowners of American United Life Insurance Company, including the right to elect directors to the Board of Directors, reside with this entity, which must hold at least 51% of the voting stock of the stock holding company, OneAmerica Financial Partners, Inc.

ONEAMERICA FINANCIAL PARTNERS, INC. ("OAFP") - the stock holding company which owns all of the shares of American United Life Insurance Company, formerly an Indiana mutual insurance company, which is now an Indiana stock insurance company.

AMERICAN UNITED LIFE INSURANCE COMPANY ("AUL") is a stock insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the federal government, and reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. On December 17, 2000, AUL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company, American United Mutual Insurance Holding Company.

ONEAMERICA SECURITIES, INC. (formerly AUL Equity Sales Corp.) (Broker Dealer No. 801-56819) is a wholly owned subsidiary of AUL, organized under the laws of the State of Indiana in 1969 as a broker-dealer to market registered variable insurance products and mutual funds. As of December 31, 2002, 400 shares were issued and outstanding, all of which have been purchased and are owned by AUL. This entity acts as the Distributor of the variable life and variable annuity contracts issued by American United Life Insurance Company. As of December 31, 2002, the total number of shares, all without par value, that the Corporation is authorized to issue is 1,000 shares.

STATE LIFE INSURANCE COMPANY ("State Life") is an Indiana domestic mutual insurance company without voting securities whose principal business is the sale of life insurance and annuity contracts. State Life became a part of the insurance holding company on September 23, 1994. Since the directors of the mutual holding company referred to in this Item also serve as the directors of State Life, this has been held by the Indiana Commissioner of Insurance to constitute an acquisition of control of State Life by American United Mutual Insurance Holding Company.

PIONEER MUTUAL LIFE INSURANCE COMPANY ("PML") is a North Dakota domestic insurance company whose principal business is the sale of life insurance policies and annuity contracts. During 2001, PML, pursuant to the authority of the North Dakota and Indiana Insurance Commissioners, and with the approval of its members, reorganized from a mutual insurance company to become part of AUMIHC. Effective January 1, 2002, PML is wholly owned by AUMIHC and its former members are now voting members of AUMIHC.

CNL FINANCIAL CORPORATION ("CNL") is a holding company organized under the laws of Georgia. CNL owns, directly or indirectly, five wholly owned subsidiaries which include two Georgia insurers, Cherokee National Life Insurance Company ("CNLI") and CNL/Insurance America, Inc. ("CIA") as well as CNL/Resource Marketing Corporation, a Georgia corporation, CNL Technology Group, Inc., a Georgia corporation, and Commodore National Reinsurance Company, Ltd., a Nevis corporation. On December 18, 2000, AUL acquired CNL and its affiliates in a transaction that was approved by the Georgia Commissioner of Insurance on December 8, 2000. CNLI markets credit life and credit disability coverages throughout the southeastern region of the United States, while CIA markets property and casualty insurance coverage in the same geographic area.

FIRST FINANCIAL REINSURANCE COMPANY, LTD ("First Financial"). First Financial is a Turks and Caicos, British West Indies domestic insurance company whose business is the reinsurance of credit life and disability risks issued through a bank subsidiary of its parent, First Financial Corporation. On June 30, 1999, AUL invested $400,000 and received 1,300 shares of preferred stock in First Financial, until then a wholly-owned subsidiary of First Financial Corporation. As a result of the transaction, AUL has acquired a 20.6% equity interest in that company.

FOUNTAIN SQUARE LIFE REINSURANCE COMPANY ("Fountain Square"). Fountain Square, Turks and Caicos, British West Indies, was incorporated on December 31, 2002 and is a company domiciled in the Turks and Caicos, British West Indies whose business is the reinsurance of credit life and disability risks issued through its parent, Fifth-Third Banc Corp. The new entity is the successor of its predecessor, Fountain Square Insurance Company, by operation of law and possesses all of the rights and powers of its predecessor and is subject to all the restrictions, debts, liabilities, etc., of the former entity. AUL received 260 shares of preferred stock of Fountain Square, in exchange for 26,000 shares of preferred stock of Fountain Square Insurance Company. AUL still owns the same percentage of the outstanding stock of Fountain Square as it owned in Fountain Square Insurance Company. The Fountain Square Insurance Company stock was valued at $96.16 per share and the Fountain Square stock is valued at $9,616.00 per share.

OLD KENT FINANCIAL LIFE INSURANCE COMPANY ("Old Kent"). Old Kent is an Arizona domestic insurance company whose business is the reinsurance of credit life and disability risks issued through its parent, Fifth-Third Banc Corp. On August 16, 2001 AUL invested $1,250,000 and received 29,000 shares of preferred stock in Old Kent, until then a wholly-owned subsidiary of Fifth-Third Banc Corp. As a result of the transaction, AUL has acquired a 20.6% equity interest in that company.

HUNTINGTON CREDIT REINSURANCE COMPANY ("Huntington") is an Arizona domestic insurance company whose business is the reinsurance of credit life and disability risks issued through its parent, Huntington Bancshares, Inc. On December 20, 2001, AUL invested $2,500,000 and received 26,000 shares of preferred stock in Huntington, until then a wholly-owned subsidiary of Huntington Bancshares, Inc. As a result of the transaction, AUL has acquired a 22.4% equity interest in that company.

AUL AMERICAN INDIVIDUAL VARIABLE ANNUITY UNIT TRUST (File No. 811-9193), AUL AMERICAN INDIVIDUAL UNIT TRUST (File No. 811-8536), and AUL AMERICAN UNIT TRUST (File No. 811-5929), are separate accounts of AUL, organized for the purpose of the sale of group and individual variable annuity contracts, respectively.

REGISTRANT,   AUL  AMERICAN  INDIVIDUAL  VARIABLE  LIFE  UNIT  TRUST  (File  No.
811-8311), is a separate account of AUL, organized for the purpose of the sale of individual variable life insurance products.

AMERICAN UNITED LIFE POOLED EQUITY FUND B (File No. 811-1571) is a separate account of AUL organized for the purpose of the sale of group variable annuity contracts. Effective 5/1/2000, the sale of accumulation units has been terminated under applicable contract provisions.

AUL REINSURANCE MANAGEMENT SERVICES, LLC ("RMS") is a limited liability company organized under the laws of Indiana on November 3, 1999. RMS is a reinsurance manager. Since divestiture of AUL's reinsurance division, all remaining reinsurance and AUL Long Term Care Solutions, Inc. was transferred to GE Employers Reinsurance Corporation on July 1, 2002. RMS wholly owns these subsidiaries: AUL Reinsurance Management Services, Canada, Ltd.; and AUL Reinsurance Management Services (Bermuda) Ltd.


Item 30. Indemnification.

Article IX, Section 1 of the by-laws of AUL provides as follows:

The corporation shall indemnify any director or officer or former director or officer of the corporation against expenses actually and reasonably incurred by him (and for which he is not covered by insurance) in connection with the defense of any action, suit or proceeding (unless such action, suit or proceeding is settled) in which he is made a party by reason of being or having been such director or officer, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding, to be liable for negligence or misconduct in the performance of his duties. The corporation may also reimburse any director or officer or former director or officer of the corporation for the reasonable costs of settlement of any such action, suit or proceeding, if it shall be found by a majority of the directors not involved in the matter in controversy (whether or not a quorum) that it was to the interest of the corporation that such settlement be made and that such director or officer was not guilty of negligence or misconduct. Such rights of indemnification and reimbursement shall not be exclusive of any other rights to which such director or officer may be entitled under any By-law, agreement, vote of members or otherwise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters.

     a. Other Activity. In additional to Registrant, OneAmerica Securities, Inc. acts as the principal underwriter for policies offered by AUL through AUL American Individual Unit Trust (File No. 811-08536), AUL American Unit Trust (File No. 811-05929) and AUL American Individual Variable Annuity Unit Trust (File No. 811-09193).

     b.   Management.   The  directors  and  principal  officers  of  OneAmerica
          Securities, Inc. are as follows:

          Name and Principal                      Positions and Offices
          Business Address*                       with OneAmerica Securities, Inc.
          -------------------                     --------------------------------

          Constance E. Lund                       Treasurer; Director
          Dayton H. Molendorp                     Vice President, Individual Marketing
                                                   Services; Director
          R. Stephen Radcliffe                    Chairman of the Board; Director
          John C. Swhear                          Secretary
          Rachel F. Tomasek                       Vice President, Operations
          William L. Tindall                      Director
          Joseph M. Urban                         President; Chief Compliance Officer;
                                                   Financial Operations Principal; Director
          John W. Zeigler                         Vice President, Insurance Agency Registrations
------------------------------

* The Principal  business  address of all of the persons  listed is One American
Square, Indianapolis, Indiana 46282



     c.   Not Applicable.

Item 32. Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the investment Company Act of 1940 and the rules under that section will be maintained at One American Square, Indianapolis, IN 46282.

Item 33. Management Services.

There are no management-related service contracts not discussed in Part A or Part B.

Item 34. Fee Representation.

The Registrant represents that the aggregate fees and charges deducted under the variable life contracts are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Indianapolis, and the State of Indiana, on the 30th day of April, 2003.


                               AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
                                            (Registrant)

                               By:  American United Life Insurance Company

                               By:  __________________________________________
                                    Name:  R. Stephen Radcliffe*
                                    Title: President


                               AMERICAN UNITED LIFE INSURANCE COMPANY(R)
                                             (Depositor)

                               By:  __________________________________________
                                    Name:  R. Stephen Racliffe*
                                    Title: President




* By:      /s/ John C. Swhear
       __________________________________________
       John C. Swhear as attorney-in-fact



     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                           Title                     Date
---------                           -----                     ----

_______________________________     Director                   April 30, 2003
John R. Barton*


_______________________________     Director                   April 30, 2003
J. Scott Davison*


_______________________________     Director, Principal        April 30, 2003
Constance E. Lund*                  Financial and Accounting
                                    Officer

_______________________________     Director                   April 30, 2003
Dayton H. Molendorp*


_______________________________     Director                   April 30, 2003
R. Stephen Radcliffe*


_______________________________     Director                   April 30, 2003
Mark C. Roller*


_______________________________     Director                   April 30, 2003
G. David Sapp*


_______________________________     Director                   April 30, 2003
Jerry D. Semler*


_______________________________     Director                   April 30, 2003
William L. Tindall*


_______________________________     Director                   April 30, 2003
Steven A. Weber*


_______________________________     Director                   April 30, 2003
Thomas M. Zurek*



    /s/ John C. Swhear
___________________________________________
*By: John C. Swhear as Attorney-in-fact

Date:  April 30, 2003

                               EXHIBITS FILED WITH
                                    FORM N-6


                AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST
                  OF AMERICAN UNITED LIFE INSURANCE COMPANY(R)




Exhibit Number in
Form N-6, Item 27                   Name of Exhibit
-----------------                   ---------------

  (h)(11) Form of Amendment to the Participaton Agreement between American United Life Insurance Company(R) PBHG Insurance Series Fund

  (h)(12) Form of Participation Agreement between American United Life Insurance Company(R) and Neuberger Berman

  (n)(2)                            Consent of Independent Accountants

  (n)(3)                            Powers of Attorney